CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

SUB-LEASE
BETWEEN
ADELAAR DEVELOPER, LLC,
a Delaware limited liability company
(“LANDLORD”)
AND

EMPIRE RESORTS REAL ESTATE I, LLC,
a New York limited liability company
(“TENANT”)
FOR THE LEASE OF
GOLF COURSE PARCEL
December 28, 2015

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

TABLE OF CONTENTS

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

ARTICLE 1. ATTACHMENTS TO LEASE; SCHEDULES AND EXHIBITS	1

ARTICLE 2. DEFINITIONS	1

ARTICLE 3. DEMISE OF LEASED PREMISES	8

ARTICLE 4. TERM	11

ARTICLE 5. RENT	13

ARTICLE 6. EXPENSES	14

ARTICLE 7. INTENTIONALLY OMITTED	18

ARTICLE 8. USE OF PREMISES; TENANT’S COVENANT TO OPERATE	18

ARTICLE 9. INTENTIONALLY OMITTED	21

ARTICLE 10. SUBLETTING AND ASSIGNING	21

ARTICLE 11. OWNERSHIP OF IMPROVEMENTS; TENANT’S PROPERTY	27

ARTICLE 12. GOVERNMENTAL COMPLIANCE	27

ARTICLE 13. MAINTENANCE AND REPAIRS	29

ARTICLE 14. ALTERATIONS	30

ARTICLE 15. DAMAGE CLAUSE	32

ARTICLE 16. CONDEMNATION	33

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

ARTICLE 17. INSURANCE, WAIVER OF SUBROGATION AND FIRE PROTECTION	34

ARTICLE 18. INDEMNIFICATION	37

ARTICLE 19. LEASEHOLD MORTGAGES	38

ARTICLE 20. TENANT’S SIGNS	43

ARTICLE 21. ESTOPPEL CERTIFICATES; FEE MORTGAGES	44

ARTICLE 22. DEFAULT	46

ARTICLE 23. ACCESS TO PREMISES	51

ARTICLE 24. SURRENDER OF PREMISES	52

ARTICLE 25. FORCE MAJEURE	53

ARTICLE 26. MISCELLANEOUS	53

ARTICLE 27. WAIVER OF TRIAL BY JURY	60

ARTICLE 28. OPTION TO PURCHASE.	60

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

LEASE
THIS LEASE, dated as of December 28, 2015 (the “Effective Date”), is made by and between ADELAAR DEVELOPER, LLC, a Delaware limited liability company (“Landlord”), with an office at c/o EPR Properties, 909 Walnut Street, Suite 200, Kansas City, Missouri 64106, and EMPIRE RESORTS REAL ESTATE I, LLC, a New York limited liability company (“Tenant”), with an office at c/o Empire Resorts, Inc., 204 Route 17B, Monticello, New York 12701 prior to the Commencement Date, and thereafter Tenant’s address shall be that of the Project.
ARTICLE 1.
ATTACHMENTS TO LEASE; SCHEDULES AND EXHIBITS
Attached to this Lease and hereby made a part hereof are the following:
SCHEDULE 1 –Permitted Exceptions.
SCHEDULE 2 – Violations.
SCHEDULE 3 – Environmental Disclosure.
SCHEDULE 4 – ***.
SCHEDULE 5 – ***.
SCHEDULE 6 – Fee and Leasehold Interests.
EXHIBIT A – Leased Premises.
EXHIBIT B – IDA Leases.
EXHIBIT C – Memorandum of Term Commencement.
EXHIBIT D – Master Development Site.
EXHIBIT E – Form of Memorandum of Lease.
EXHIBIT F – Boundary Line Change.
ARTICLE 2.
DEFINITIONS
2.1    Definitions. The following terms for purposes of this Lease shall have the meanings hereinafter specified (additional terms may be defined elsewhere in the Lease):
“ADA” means the Americans with Disabilities Act of 1990, as amended, 42 U.S.C. 12.101, et seq.

CONFIDENTIAL TREATMENT REQUEST BY
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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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“Adjusted by CPI” means the adjustment of a particular dollar sum on (and as of) the applicable January 1 during the Term to an amount equal to (A) such stated dollar sum (as same may have been previously Adjusted by CPI) in effect on the immediately preceding December 31 (such amount as so previously adjusted, the “Base CPI Amount”), multiplied by (B) the greater of (i) a fraction (x) the numerator of which is the Consumer Price Index for the December with respect to which such adjustment is being made, and (y) the denominator of which is the Consumer Price Index for the December prior to the year in which the relevant sum was initially set or last Adjusted by CPI, or (ii) one (1).
“Affiliate” means as applied to a Person or Persons, any other Person or Persons directly or indirectly controlling, controlled by, or under common control with, that Person or Persons, provided that no shareholder of Empire Resorts Inc. shall be considered to be an. “Affiliate” of Tenant and no shareholder of EPR Properties shall be considered to be an “Affiliate” of Landlord.
“Annual Fixed Rent” means the annual fixed rent payable hereunder under this Lease, as set forth in Section 5.2.
“Assessed Value of the Leased Premises” means $3,953,033.33.
“Authorized Institution” means a (1) a bank, savings and loan institution, trust or insurance company, pension, welfare or retirement fund or system, credit union, REIT (or an umbrella partnership or other entity of which a REIT is the majority owner and which is controlled by such REIT), federal or state agency regularly making or guaranteeing mortgage loans, investment bank, securitization trust (whether structured as a grantor trust or a real estate mortgage investment conduit), (2) any issuer of collateralized mortgage obligations or similar investment entity (provided such entity is publicly traded or is sponsored by an entity that is otherwise an Authorized Institution), (3) any other Person that is actively engaged in (a) the origination or holding of commercial real estate mortgage loans or mezzanine loans or (b) the operation of reputable resort properties and/or recreational facilities, and in each case which satisfies the Eligibility Requirements at the time of determination (or is wholly owned by a Person that satisfies the Eligibility Requirements at the time of the determination), (4) any Person that is (i) an Affiliate of, and (ii) either owns 50% or more of, or is owned 50% or more by, or is under 50% or more common ownership with, the Persons described in (1)-(3) above, in each case, acting either in its own capacity or as an agent or trustee (including, as an indenture trustee), or (5) any investment fund, limited liability company, limited partnership or general partnership where (a) a Permitted Fund Manager acts as the general partner, managing member or fund manager and (b) at least 50% of the equity interests in such investment vehicle are owned, directly or indirectly, by one or more entities that are otherwise Authorized Institutions under clauses (1)-(4) above (a Person described in this clause (5) being hereinafter referred to as a “Permitted Investment Fund”). The fact a particular Person (or Affiliate of that Person) is a direct or indirect partner, shareholder, member, or other investor in Landlord or Tenant shall not preclude such Person from being an Authorized Institution and a Fee Mortgagee or Leasehold Mortgagee, as applicable; provided, that: (x) such entity has, in fact, made a bona fide mortgage or mezzanine loan to Landlord or Tenant secured by a Fee Mortgage or a Leasehold Mortgage, as applicable, or has acquired such loan, (y) such entity otherwise qualifies as an Authorized Institution and (z) in

CONFIDENTIAL TREATMENT REQUEST BY
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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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the case of a Leasehold Mortgagee, at the time such entity becomes a Leasehold Mortgagee, no Event of Default exists, unless simultaneously cured.
“Capital Assessments Cap Amount” is defined in Section 5.3.
“Casino” means that certain casino gaming facility which will offer Gaming Operations and which is to be constructed, operated and maintained as part of the Master Development Site.
“Casino Lease” means that certain agreement of lease by and between EPT Concord II, LLC and Casino Tenant, dated as of the date hereof.
“Casino Tenant” means Montreign Operating Company, LLC, a New York limited liability company, in its capacity as tenant under the Casino Lease.
“Code” means the Internal Revenue Code of 1986, as the same may be amended or supplemented, and the rules and regulations promulgated thereunder.
“Commencement Date” means the date on which the License Deposit is made. Tenant may, in its reasonable judgment, elect to fund the License Deposit on a date prior to the effective date for the award of the Gaming License and, in such case, Landlord will fund its portion thereof on the same date so long as Tenant has given Landlord at least 5 Business Days prior written notice requesting Landlord’s portion thereof.
“Common Facilities” includes, without limitation and as applicable, all parking areas, streets, driveways, curb cuts, access facilities, aisles, sidewalks, malls, landscaped areas, sanitary and storm sewer lines, water, gas, electric, telephone and other utility lines, systems, conduits and facilities and other common and service areas, whether located within or outside the Leased Premises and serving the Leased Premises, all as more particularly defined in the Master Declaration, and regardless of by whom owned.
“Common Facilities Deposits” is defined in Section 6.5.
“Common Facilities Expense” means, to the extent covered by or levied under the Master Declaration, all expenses, contributions, fees, assessments and costs in connection with operating, maintaining, repairing, insuring, lighting, protecting and securing the Common Facilities, as computed and to be paid in accordance with the Master Declaration, but not including any Special District Capital Assessments.
“Competitor” means a Person, the majority of whose business, or for whom the majority of the business of an Affiliate of such Person, consists of the ownership, operation or management of a video lottery facility, casino or other facility used to conduct Gaming Operations (without regard to the reference in the definition thereof to the Master Development Site). Competitor shall not include, however, any (a) real estate investment trust that owns but does not manage or operate gaming properties and that derives no greater than 33.3% of its revenues from a single casino operator or manager or group of Affiliated casino operators or managers (i.e., a REIT which is a passive real estate investor in casino properties) or (b) Affiliate that (i) is a financial institution,

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

institutional investor, or other financial or investment services, management or advisory establishment or enterprise that invests generally in industries that may include the gaming industry but is not limited solely to the gaming industry, or (ii) is Affiliated with a Person the majority of whose business consists of the operation and management of a video lottery facility, casino or other facility used to conduct Gaming Operations (as aforesaid) by reason of ownership and control by, ownership and control of, or common control and ownership with, such Person through a Person described in the foregoing clause (i); provided that, in each case, the Person who acquires Landlord’s interest in this Lease executes and delivers to Tenant a nondisclosure agreement in customary form and providing, in effect, that such Person will not disclose any Confidential Information relating to Tenant, any Gaming Operations at the Master Development Site or the operation of the Leased Premises to any Affiliate of such Person a majority of whose business consists of the ownership, operation and management of a video lottery facility, casino or other facility used to conduct Gaming Operations (as aforesaid) and with respect to which there are no overlapping executive officers or other employees with access to Confidential Information (it being understood that overlapping directors shall be permitted, provided that such overlapping directors shall not be entitled to receive any Confidential Information hereunder). As used in this definition, “Affiliate” means as applied to a Person or Persons, any other Person or Persons directly or indirectly both (x) controlling, controlled by, or under common control with, that Person or Persons, and (y) owned 40% or more by, owning 40% or more of, or under 40% or more common ownership with, such first Person.
“Competitor Transfer” is defined in Section 10.5.
“Competitor Transfer Notice” is defined in Section 10.5.
“Conversion Date” means the 60th month following the Commencement Date.
“CPI” means the Consumer Price Index for all Urban Consumers, U.S. City Average, published by the Bureau of Labor Statistics of the United States Department of Labor (base year 1982-84=100), or any successor index thereto.
“Default Rate” means the lesser of (a) the per annum interest rate from time to time publicly announced by Citibank, N.A., New York, New York as its base rate (i.e., its Prime Rate) plus four percent (4%) and (b) the highest rate of interest that may lawfully be charged to the party then required to pay interest under this Lease at the Default Rate. If Citibank, N.A. should cease to publicly announce its base rate, the Prime Rate hereunder shall be the prime, base or reference rate of the largest bank (based on assets) in the United States which announces such rate.
“Deposits” is defined in Section 6.5.
“Effective Date” is the date first above written.
“Eligibility Requirements” means, with respect to any Person, that such Person has a capital/statutory surplus or shareholder’s equity, determined in accordance with GAAP, of at least Twenty Million Dollars ($20,000,000.00), as such amount is Adjusted by CPI on each Option Date, if applicable.

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

“Environmental Laws” is defined in Section 3.5.
“Environmental Reports” means that certain Phase I and Phase II environmental site assessments prepared by AKRF, Inc. dated December 18, 2015, with respect to the Leased Premises.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
“Fee Mortgage” is defined in Section 21.2.
“Fee Mortgagee” is defined in Section 21.2.
“Final Plans” means the final plans, drawings and specifications for the Project, and any other improvements on the Leased Premises, as built, as the same may be modified from time to time in accordance with the terms hereof.
“Fiscal Tax Year” is defined in Section 6.2(a)(i).
“Force Majeure” is defined in Article 24.
“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such entity as may be in general use by significant segments of the U.S. accounting profession, including, without limitation, the International Financial Reporting Standards, if applicable, consistently applied.
“Gaming Authorities” means New York State Gaming Facility Location Board, New York State Gaming Commission, or any other governmental division, commission or agency that now or hereafter has regulatory authority over Gaming Operations and/or over Persons operating or engaged in Gaming Operations by reason of their operation thereof or engagement therein, or over Persons receiving, directly or indirectly, revenues derived from Gaming Operations.
“Gaming Laws” means all Laws applicable to the ownership, operation or management of casino facilities and video gaming facilities and to Gaming Operations and/or to Persons operating or engaged in Gaming Operations, including but not limited to all present and future requirements, administrative and judicial orders, laws, statutes, codes, ordinances, rules and regulations of Government Authorities and all pronouncements and requirements now or hereafter imposed by Governmental Authorities, whether or not having the force of Law, to the extent applicable to the construction and operation of the Project.
“Gaming Licenses” means any permit, license, certificate or approval now or hereafter required by any Governmental Authority in order to conduct or participate in the revenues from Gaming Operations on or from the Casino in accordance with applicable Laws, including, but not limited to, a license issued pursuant to Article 13 of the New York Racing, Pari-Mutuel Wagering and Breeding Law.

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

“Gaming Operations” means the operation within or from the Master Development Site of video gaming machines (including video lottery terminals), slot machines, live and electronic table games (including, but not limited to, poker, blackjack, and internet gaming), and other games of chance, and wagering of any kind (including, without limitation, sports books), and of any and all types, which are now or hereafter permitted by applicable Laws, whether such wagers are made by customers physically located within the Master Development Site or from outside the Master Development Site (including, without limitation, via the Internet), but specifically excluding horse racing, pari-mutuel and simulcast wagering on horse racing; provided, in the case of customers not physically located on or within the Master Development Site, the revenue derived therefrom is reported (in whole or, to the extent so reported, in part) by Tenant to the applicable Governmental Authorities as revenue from Gaming Operations attributable to the Master Development Site.
“Golf Course Opening Date” means the date that Tenant opens the Project for business to the public.
“Governmental Authorities” means all federal, state, county, municipal and local departments, commissions, boards, bureaus, agencies, quasi-governmental entities and offices thereof, having jurisdiction over all or any part of Leased Premises or the Project or the use thereof, including Gaming Authorities.
“Hazardous Substances” is defined in Section 12.6.
“Improvements” means all buildings, structures and improvements now or hereafter located on the Land (collectively, the “Building”) and all alterations, additions, improvements, repairs, restorations and replacements thereof, and the fixtures, equipment and machinery, in each case now or hereafter affixed thereto; provided, that Tenant’s Property shall not be “Improvements” under the Lease.
“Indemnified Party” is defined in Section 12.5.
“Indemnifying Party” is defined in Section 12.5.
“Knowledge” means, with respect to Landlord or Tenant, the actual knowledge of Landlord or Tenant, as applicable, without duty of inquiry or investigation.
“Land” means the tract of land constituting the Leased Premises described on Exhibit A attached hereto and, subject to Section 3.6, all rights appurtenant thereto, including but not limited to air rights and development rights appurtenant thereto.
“Landlord Indemnified Party” is defined in Article 18.
“Landlord Licenses and Permits” is defined in Section 8.6.
“Landlord Non-Gaming Licenses and Permits” is defined in Section 8.7.
“Landlord Property Interests” means the right, title and interest of Landlord in (a) the Leased Premises, or (b) this Lease.

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
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“Laws” means all present and future requirements, administrative and judicial orders, laws, statutes, codes, ordinances, rules and regulations of any Governmental Authority, including, but not limited to the ADA, including but not limited to Gaming Laws.
“Lease Year” means a period of twelve (12) full calendar months. The first Lease Year shall begin on the first day of the calendar month following the Commencement Date, unless the Term commences on the first day of a calendar month, in which case the first Lease Year shall begin on the Commencement Date. Each succeeding Lease Year shall commence on the anniversary of the commencement of the first Lease Year.
“Leased Premises” means the Land, and all rights, easements and privileges thereunto belonging or in any way appertaining, and all other rights, easements and privileges granted to Tenant in this Lease, excluding, however, the Improvements and Tenant’s Property.
“Leasehold Estate” is defined in Section 3.1.
“Leasehold Mortgage” is defined in Section 19.1.
“Leasehold Mortgagee” is defined in Section 19.2.
“Leasehold Mortgagee Related Party" shall mean a Person that is either (a) a wholly-owned subsidiary of a Leasehold Mortgagee, (b) an agent or trustee that is an Authorized Instritution acting on behalf of holders of loans, bonds or other obligations secured by an applicable Leasehold Mortgage or (c) a Person otherwise formed and wholly-owned by the holders of the loans, bonds or other obligations secured by an applicable Leasehold Mortgage.
“Licenses and Permits” is defined in Section 8.4(b).
“License Deposit” means the deposit made with the Gaming Authorities, via cash or bond, in the amount of $85,392,588.00 (made up of a $20,250,000.00 payment by Landlord or its Affiliates and a $65,142,588.00 payment by Casino Tenant) in accordance with the requirements of the Gaming License.
“Master Declaration” means that certain Amended and Restated Master Declaration of Covenants, Conditions, Easements And Restrictions For Adelaar, dated the date hereof, made by EPT Concord II, LLC and EPR Concord II, L.P. (collectively or individually, as Declarant), and Concord Resorts Master Association, LLC, as may be amended from time to time in accordance herewith.

“Master Development Agreement” means that certain Amended and Restated Master Development Agreement dated the date hereof, as further amended from time to time.
“Master Development Site” means those certain tracts or parcels of land more particularly depicted on Exhibit D hereto, of which the Land is a part.
“Opening Date” is defined in Section 4.1.

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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PORTIONS HEREOF DENOTED WITH “***”

“Operating Term” is defined in Section 4.1.
“Option Date” means each of the twentieth (20th) anniversary of the Commencement Date, the thirtieth (30th) anniversary of the Commencement Date, the fortieth (40th) anniversary of the Commencement Date, the fiftieth (50th) anniversary of the Commencement Date, and the sixtieth (60th) anniversary of the Commencement Date.
“Outside Date” means March 1, 2016, or such later date on which the License Deposit is required to be made; provided that the Outside Date shall be extended during any period for which Casino Tenant has deposited its portion of the License Deposit and Landlord or its Affiliate has failed to fund its corresponding portion thereof.
“Permitted Exceptions” is defined in Section 3.1.
“Permitted Fund Manager” means any Person that on the date of determination is (i) a nationally-recognized manager of investment funds or an Authorized Institution described in clause (1) of the definition thereof, in each case investing in debt or equity interests relating to commercial real estate, (ii) investing through a fund with committed capital of at least $250,000,000.00 and (iii) not subject to any bankruptcy or other insolvency proceeding.
“Person” means any natural person, corporation, limited liability company, partnership, joint venture, estate, trust, unincorporated association or Governmental Authority and any fiduciary acting in such capacity on behalf of any of the foregoing.
“PILOT Agreement” between EPT Concord II, LLC and Sullivan County Industrial Development Agency, dated October 21, 2013 and the Resolution dated February 11, 2014 by and among EPT Concord II, LLC, the Sullivan County Industrial Development Agency, and Fee Owner, conferring on Fee Owner the benefits granted to EPT Concord II, LLC under the PILOT Agreement.
“PILOT Payments” means the total annual payment in lieu of taxes owed under the PILOT Agreement, multiplied by a fraction, the numerator of which is the Assessed Value of the Leased Premises, and the denominator of which is the $14,986,125.
“Pre-Development Term” is defined in Section 4.1.
“Pre-Development Termination” is defined in Section 4.2(a).
“Project” means no less than an 18-hole golf course with a minimum capital investment of $15,000,000 to be located on the Leased Premises.
“Purchase Option Agreement” means that certain Purchase Option Agreement, dated the date hereof, by and among Landlord, Tenant or an Affiliate of Tenant and the other parties thereto.
“Rent” means Annual Fixed Rent and any other charges, expenses or amounts payable by Tenant under this Lease.
“Rent Resumption Date” is defined in Section 8.6(f).

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“Restrictive Agreements” means the Master Development Agreement, as amended from time to time.
“SNDA” means that certain subordination, non-disturbance and attornment agreement dated the date hereof by and among Tenant, Landlord and EPR Properties II, L.P., as fee owner.
“Special Assessments Limited Guarantor” means Empire Resorts, Inc.
“Special District Capital Assessments” means any assessments on the Leased Premises to pay for the debt service on any bonds issued by a local development corporation established pursuant to Section 1411 of the Not-for-Profit Corporation Law in respect of the initial construction and placement into service of the Common Infrastructure Work (as defined in the Master Development Agreement).
“Taxes” is defined in Section 6.2(a)(ii).
“Tax Deposits” is defined in Section 6.5.
“Tenant’s Property” is defined in Article 11.
“Tenant’s Signs” is defined in Section 20.2.
“Term” and “Term of this Lease” means the Pre-Development Term and the Operating Term. If no other time period is specified under this Lease for a particular obligation or provision, the applicable time period shall be deemed to be the Term.
“Termination Option Date” is defined in Section 4.2(b).
“Termination Option” is defined in Section 4.2(b).
“Transfer Taxes” is defined in Section 26.22.
“Violations” means any and all notes or notices of violations of Law whatsoever noted in or issued by any Governmental Authority having jurisdiction over the Leased Premises.
ARTICLE 3.
DEMISE OF LEASED PREMISES
3.1    Demise of Leased Premises. Landlord hereby demises and leases the Leased Premises unto Tenant, and Tenant hereby leases the same from Landlord, for the consideration and upon the terms and conditions set forth in this Lease. The Leased Premises are demised and let hereunder subject only to (a) the matters recorded in the land records of Sullivan County, New York affecting title thereof as of the Effective Date as reflected on Schedule 1 hereto, (b) any state of facts which an accurate survey or physical inspection of the Leased Premises might show, provided that such state of facts would not adversely affect Tenant’s ability to construct or operate the Project or the Leased Premises or the value thereof in any material respect, (c) all zoning regulations, restrictions, rules and ordinances, building restrictions and other Laws now in effect or hereafter adopted by any Governmental Authority having jurisdiction, (d) Taxes which are a lien but not yet due and payable, (e) all covenants, restrictions and utility company rights,

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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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easements and franchises relating to electricity, water, steam, gas, telephone, sewer or other service or the right to use and maintain poles, lines, wires, cables, pipes, boxes and other fixtures and facilities in, over, under and upon the Leased Premises which exist as of the Effective Date or which are permitted to be placed thereon after the Effective Date pursuant to the express provisions of this Lease or the Master Declaration, (f) subject to the further provisions of Section 21.2 below, all Fee Mortgages whether now or hereafter existing, (g) all outstanding Violations issued or noted on the Effective Date and listed on Schedule 2 attached hereto, (h) any matter which from time to time may affect title to the Leased Premises which results from any act or omission of Tenant or any Affiliate of Tenant or any Person claiming by, through or under Tenant or any Affiliate of Tenant, or any director, officer, employee, agent or contractor of, or other Person acting on behalf of or at the direction of, Tenant or any Affiliate of Tenant or any Person claiming by, through or under Tenant or any Affiliate of Tenant, (i) a minor boundary line change, subject to the limitations set forth in Section 3.2 with respect to such boundary line change and (j) any other matter which from time to time may affect title to the Leased Premises which results from any act or omission of any Person from and after the Effective Date (other than from any act or omission of Landlord or any Affiliate of Landlord or any Person claiming by, through or under Landlord or any Affiliate of Landlord, or any director, officer, employee, agent or contractor of, or other Person acting on behalf of or at the direction of, Landlord or any Affiliate of Landlord or any Person claiming by, through or under Landlord or any Affiliate of Landlord, which is not otherwise permitted to be done or not done, as applicable, under this Lease) (collectively, the matters described in the foregoing clauses, “Permitted Exceptions”). The right, title and interest of Tenant in its leasehold estate in the Land and Improvements as created by this Lease is sometimes referred to as the “Leasehold Estate”. Landlord hereby agrees to provide a customary owner’s affidavit with respect to any matters or activities on the Leased Premises prior to the Effective Date to a title company selected by Tenant in connection with the issuance of a leasehold or leasehold mortgage title policy for the Leased Premises, in form and substance necessary for the issuance of a title policy for the Leased Premises subject only to the Permitted Exceptions. Schedule 6 hereto sets forth each fee or leasehold interest in the Leased Premises as of the date hereof. Landlord agrees that no further leases or subleases shall be made for the Leased Premises by the fee owner or any other party without the consent of Tenant.
3.2    Development Matters. Development and construction of the Project on the Leased Premises shall be governed by this Lease, the Master Development Agreement and the Master Declaration, as may be amended from time to time in accordance with their terms and in accordance herewith. Tenant agrees to fully cooperate with Landlord, at Landlord’s sole cost and expense, to effectuate a minor boundary line change to the Leased Premises in the area shown on Exhibit F, to accommodate the future realignment of Chalet Road in connection with the overall development of Adelaar, provided that, such boundary line change shall not interfere with the operations on the Leased Premises or development of the Project and/or cause Tenant to incur any costs, including but not limited to costs to redesign the Project.
3.3    Landlord’s Representations. Landlord represents and warrants to Tenant that: (a) Landlord owns and holds fee title in and to the Leased Premises; (b) Landlord has full right and lawful authority to enter into and perform Landlord’s obligations under this Lease; (c) Landlord has not leased, licensed or otherwise agreed to permit the use of the Leased Premises to any third party whose lease, license or occupancy right is still in effect (other than nominal leases with county or local development agencies to facilitate tax exempt financing for the benefit of the Project set forth on Exhibit B); and (d) Landlord has not sold, assigned or otherwise transferred any of the development rights, air rights or mineral rights appurtenant to the Leased Premises,

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nor has exploited or is it currently exploiting or otherwise seeking to mine or extract any of the minerals or other natural resources located beneath the surface of the Leased Premises.
3.4    Covenant of Quiet Enjoyment. Landlord covenants to Tenant that for so long as no Event of Default shall exist and subject to the terms and conditions of this Lease, Tenant shall have and enjoy, during the Term of this Lease, the quiet and undisturbed possession of the Leased Premises as in this Lease contemplated, free from interference by Landlord or any party claiming by, through or under Landlord but none other, and free of any liens, encumbrances or other claims (but including without limitation any liens relating to activities on any portion of the Tax Lot that is not designated to the Leased Premises regardless of the cause of such liens, unless such liens were directly caused by Tenant or its Affiliates) created by Landlord or any director, officer, employee or agent of Landlord or any Affiliate of Landlord or any other Person acting at the direction of Landlord or any Affiliate of Landlord, other than Permitted Exceptions, which may adversely affect the value of the Land and Improvements in any material respect (unless the same would be extinguished upon or in connection with a transfer of Landlord’s interest in the Leased Premises) or Tenant’s use and enjoyment of the Leased Premises or the Project in any material respect, in each case whether or not superior to this Lease and the Leasehold Estate. If (a) Landlord breaches its covenants set forth in this Section 3.4, (b) it is determined by a final and non-appealable order of a court of competent jurisdiction that Tenant has suffered damages recoverable hereunder as a result of such breach and the amount of such damages actually suffered by Tenant, and (c) Landlord fails to pay to Tenant the amount of such damages as so determined within thirty (30) days after the date of such order, then Tenant shall have the right, to offset the amount of such damages against the next succeeding installment(s) of Annual Fixed Rent due under this Lease until credited in full.
3.5    No Representations by Landlord. Tenant hereby accepts the Leased Premises in its “as is, where is” condition as of the Commencement Date. Tenant represents to Landlord that Tenant has examined the title to and the physical condition of the Leased Premises prior to the execution and delivery of this Lease and has found the same to be satisfactory for all purposes hereof. Tenant acknowledges that, except as herein expressly set forth, Landlord has not made, does not make, and specifically negates and disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, of, as to, concerning, or with respect to, (a) the value, nature, quality or condition of the Leased Premises, including, without limitation, the water, soil and geology; (b) the suitability of the Leased Premises for any and all activities and uses which may be conducted thereon; (c) the compliance of or by the Leased Premises with any laws, rules, ordinances or regulations of any applicable governmental authority or body; (d) the habitability, merchantability, marketability, profitability or fitness for a particular purpose of the Leased Premises, or (e) any other matter with respect to the Leased Premises, and specifically, Landlord has not made, does not make and specifically negates and disclaims any representations or warranties regarding compliance of the Leased Premises with any environmental protection, pollution or land use laws, rules, regulations, orders or requirements, including without limitation, those pertaining to solid waste, as defined by the U.S. Environmental Protection Agency Regulations at 40 C.F.R., Part 261, or the disposal or existence, in or on the Leased Premises, of any hazardous substances, as defined by The Comprehensive Environmental Response

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Compensation and Liability Act of 1980, as amended, and the regulations promulgated thereunder (collectively, “Environmental Laws”); provided, however, that Landlord represents that it has not received any notice of violation under any Environmental Law during the period of Landlord’s ownership of the Leased Premises, except for those set forth on Schedule 3 hereto. Tenant shall rely solely on its own investigation of the Leased Premises and not on any information provided or to be provided by Landlord, its directors, contractors, agents, employees or representatives. Except as expressly set forth herein, Landlord shall not be liable or bound in any manner by any verbal or written statements, representations or information pertaining to the Leased Premises or the operation thereof, furnished by any party purporting to act on behalf of Landlord.
3.6    Mutual Covenants Relating to Certain Appurtenant Rights. Neither Landlord nor Tenant shall sell, assign or otherwise transfer any of the development, air, or mineral rights appurtenant to the Leased Premises during the Term without the express written consent of the other party, nor shall either party exploit or otherwise seek to mine or extract any of the minerals or other natural resources located beneath the surface of the Leased Premises during the Term, except for excavated materials incidental to construction of the Tenant’s improvements, and groundwater, during the Term. Notwithstanding anything herein to the contrary, Landlord may sell or transfer, consistent with law, those portions of the Common Infrastructure Work (as defined in the Master Development Agreement) that constitute equipment, wiring, pipes, conduits or other portions of the Common Infrastructure Work that are located in, on, under or at the Leased Premises but may not transfer any portion of the Land constituting the Leased Premises, in connection with bonds issued by a local development corporation pursuant to Section 1411 of the Not-for-Profit Corporation Law; provided that in connection with any such transfer, (a) Landlord or such transferee, as a condition to such transfer, shall enter into customary easements or other agreements for the maintenance of such equipment associated with such portions of the Common Infrastructure Work in form reasonably acceptable to Tenant containing obligations on the part of such transferee to maintain such equipment subject to all applicable Laws, including all Gaming Laws, and containing an obligation to repair, restore and replace any disturbances or damage to the Leased Premises or any Improvements thereon resulting from the actions of such person or its agents in entering onto any portion of the Leased Premises, and (b) Landlord shall use commercially reasonable efforts to obtain from any potential purchaser or transferee of Landlord’s interests in the Common Infrastructure Work an indemnity for Tenant against any claims arising from Landlord’s or Landlord’s designees’ entering onto and inspection of the Leased Premises under this Section 3.6.
ARTICLE 4.
TERM
4.1    Term. The pre-development term of this Lease (the “Pre-Development Term”) shall commence on the Effective Date and subject to Section 4.2 hereof shall continue until the until the earliest to occur of (x) the date on which Tenant delivers written notice to Landlord of its decision to terminate this Lease in accordance with Section 4.2(a), (y) the Commencement Date or (z) the Outside Date (it being understood that the Commencement Date and the Outside Date may occur simultaneously). Notwithstanding anything herein to the contrary, during the Pre-Development Term, Tenant shall have the right to conduct grading activities on the Leased

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Premises in compliance with all Laws. The operating term of this Lease (the “Operating Term”) shall commence on the Commencement Date and shall expire at midnight on the earlier of (a) the last day of the calendar month that is seventy (70) years after the date that Casino Tenant opens the Casino for business to the public with permission from the applicable Governmental Authorities to conduct ongoing Gaming Operations (as opposed to a “soft opening” or “test date”) in the Leased Premises (the “Opening Date”) and (b) the Termination Option Date. After the Commencement Date, Landlord and Tenant shall promptly execute and deliver a Memorandum of Term Commencement in the form attached hereto as Exhibit C, and Tenant shall have the right, at Tenant’s sole cost and expense, to cause the same to be recorded against the Leased Premises in the land records of Sullivan County, New York; provided, that the failure to execute and deliver such instrument shall not affect the determination of such date in accordance with this Section 4.1 or give rise to any liability on the part of Landlord or Tenant.
4.2    Early Termination.
(a)    At any time during the Pre-Development Term, provided that Casino Tenant has or is contemporaneously effecting a “Pre Development Termination” (as defined in the Casino Lease) under the Casino Lease, Tenant shall have the option to terminate this Lease at Tenant’s sole and absolute discretion, for any reason or no reason, effective immediately upon delivery of written notice to Landlord (the “Pre-Development Termination”) without cost, obligation or liability to Tenant except as set forth in the succeeding sentence. Notwithstanding anything herein to the contrary, if Tenant terminates this Lease pursuant to the Pre-Development Termination, all liabilities and obligations of Tenant under this Lease shall immediately terminate, and Tenant shall have no further obligations hereunder other than Tenant’s rights and obligations pursuant to Sections, 4.3, 11.3, 12.4, 12.5, 14.2, 14.3, 18.1 and 18.2, which shall survive the Pre-Development Termination of this Lease until fulfilled.
(b)    Provided that no Event of Default exists, during the Operating Term, Tenant shall have the option to terminate this Lease on five (5) separate occasions (each, a “Termination Option”), effective as of the applicable Option Date in accordance with this Section 4.2. If Tenant elects to exercise a Termination Option, it shall do so by giving Landlord written notice of such election at least twelve (12) months before the applicable Option Date on which this Lease is to be terminated by the exercise of such option, time being of the essence with respect to the giving of such notice. If Tenant fails to timely give such notice, the applicable Termination Option shall lapse and be of no further force and effect. If Tenant timely gives such notice, this Lease shall be automatically terminated effective as of the applicable Option Date (such date, the “Termination Option Date”), and Tenant shall be obligated to surrender the Leased Premises to Landlord on the Termination Option Date in the condition required by this Lease, and thereafter neither party shall owe any further obligation to the other except to the extent of obligations under this Lease which are intended to survive the expiration or earlier termination of this Lease.
4.3    Continued Possession of Tenant; Holding Over. (a) The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to timely surrender the Leased Premises upon expiration or other earlier termination of this Lease will be substantial, will exceed the amount of the monthly installments of Annual Fixed Rent theretofore payable h

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ereunder, and will be impossible to accurately measure. Tenant therefore agrees that if possession of the Leased Premises is not surrendered to Landlord upon the expiration or earlier termination of this Lease, then Tenant shall pay to Landlord for each month during which Tenant holds over in the Leased Premises after the expiration or earlier termination of this Lease, holdover rent equal to: (i) for the first and second months after such expiration or termination, the sum of (A) ***% of the Annual Fixed Rent which Tenant was obligated to pay for the month immediately preceding the end of the Term plus (B) all other Rent payable by Tenant pursuant to the terms of this Lease (including, without limitation, Taxes and operating expenses); (ii) for the third and fourth months after such expiration or termination, the sum of (A) ***% of the Annual Fixed Rent which Tenant was obligated to pay for the month immediately preceding the end of the Term plus (B) all other Rent payable by Tenant pursuant to the terms of this Lease (including, without limitation, Taxes and operating expenses); (iii) for the fifth and sixth months after such expiration or termination, the sum of (A) ***% of the Annual Fixed Rent which Tenant was obligated to pay for the month immediately preceding the end of the Term plus (B) all other Rent payable by Tenant pursuant to the terms of this Lease (including, without limitation, Taxes and operating expenses); and (iv) thereafter, the sum of (A) ***% of the Annual Fixed Rent which Tenant was obligated to pay for the month immediately preceding the end of the Term plus (B) all other Rent payable by Tenant pursuant to the terms of this Lease (including, without limitation, Taxes and operating expenses).
(b)    Notwithstanding the foregoing provisions of Section 4.3(a), no holding over by Tenant after the expiration or earlier termination of the Term shall operate to extend the Term, and the acceptance of any rent paid by Tenant pursuant to this Section 4.3 shall not preclude Landlord from commencing and prosecuting a holdover or summary eviction proceeding. The provisions of this Section 4.3 shall be deemed to be an “agreement expressly providing otherwise” within the meaning of Section 232-c of the Real Property Law of the State of New York. Tenant expressly waives, for itself and for any Person claiming through or under Tenant, any rights which Tenant or any such Person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force, in connection with any holdover summary proceedings which Landlord may institute to enforce the provisions of this Lease.
4.4    Certain Landlord Rights.
(a)    Landlord or its agent shall have the right to enter the Leased Premises at all reasonable times during normal business hours and upon reasonable advance notice for the purpose of exhibiting the Leased Premises at any time during the Term, provided that Landlord shall not be permitted to enter any restricted areas unless accompanied by a representative of Tenant and subject to reasonable security rules and applicable Law; and, provided further that Landlord shall not exhibit the Leased Premises to prospective tenants until twelve (12) months prior to the then-scheduled expiration date of the Term of this Lease. Landlord shall have no right to place any “for sale” or “for rent” notices or signs on the Leased Premises at any time during the Term of the Lease. Tenant hereby waives all notice to vacate upon the expiration or other termination of this Lease.
(b)    Upon the expiration or earlier termination of this Lease, Tenant shall, at the option and expense of Landlord, transfer to and relinquish to Landlord or Landlord’s nominee and

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reasonably cooperate with Landlord or Landlord’s nominee in connection with the processing by Landlord or such nominee of the Licenses and Permits and all assignable service contracts, which may be necessary or appropriate for the operation by Landlord or such nominee of the Leased Premises, including, but not limited to the Gaming Licenses, and all approvals relating to the Leased Premises, to the extent permitted by Law; provided that the costs and expenses of any such transfer or the processing of any such application shall be paid by Landlord or Landlord’s nominee; and Landlord agrees to hold harmless, or to cause Landlord’s nominee to hold harmless, Tenant from all claims, liabilities or expense arising from any such transfer or processing. Landlord acknowledges that some or all of such Licenses and Permits relating to the operation of the Casino, including liquor licenses, are or may not be assignable by Law.
ARTICLE 5.
RENT
5.1    Payment of Rent. Tenant shall timely pay all Rent due under this Lease to Landlord by check (subject to collection) drawn on a bank that clears through The Clearing House Payments Company L.L.C. or electronic transfer, at the times and to the accounts provided herein without notice or demand and without setoff or counterclaim payable to Landlord at Landlord’s address first written above until Tenant receives other written instructions from Landlord. In the event (i) Landlord provides notice to Tenant of any Fee Mortgage encumbering Landlord’s fee interest in the Leased Premises and (ii) the Fee Mortgagee under such Fee Mortgage delivers written notice to Tenant asserting that an event of default exists under such Fee Mortgage, Tenant shall be permitted to rely on written instructions from any such Fee Mortgagee and any payments made in accordance therewith shall discharge Tenant’s obligations hereunder to the extent of such payments as if such payments were made to Landlord.
5.2    Annual Fixed Rent; Escalation. Tenant shall pay to Landlord, commencing on the Golf Course Opening Date and continuing throughout the Term of this Lease, the Annual Fixed Rent for each Lease Year, payable in equal monthly installments on or before the first day of each calendar month, in advance during such Lease Year. For avoidance of doubt, Tenant shall have no rental payment obligations to Landlord prior to the Golf Course Opening Date. If the Annual Fixed Rent is payable for a fraction of a month, the amount payable shall be a pro rata share of a full month’s rent based on the number of days elapsed in such month. The Annual Fixed Rent shall be prorated for any partial Lease Year. Annual Fixed Rent under this Lease shall be as follows:
(a)    For the period commencing on the Golf Course Opening Date and continuing through the end of the 10th year following the Golf Course Opening Date, Annual Fixed Rent shall equal One Hundred Fifty Thousand Dollars ($150,000.00) per annum.
(b)    For the period commencing at the beginning of the 11th year following the Golf Course Opening Date and continuing through the end of the Term, Annual Fixed Rent shall equal Two Hundred Fifty Thousand Dollars ($250,000.00) per annum.
5.3    Special District Assessments. Notwithstanding anything herein to the contrary, commencing on the Conversion Date, Tenant shall be responsible for payment of the Special

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District Capital Assessments levied on the Leased Premises in an amount not to exceed the annual amounts set forth on *** hereto (as the same may be reduced by any Tenant Infrastructure Payment Amounts (as defined below)), (the “Capital Assessments Cap Amount), which amount shall be paid by Tenant directly to the applicable Governmental Authorities. Landlord shall be responsible for payment of any such Special District Capital Assessments in excess of the Capital Assessments Cap Amount. In the event that Landlord fails to make such payments in a timely manner, Tenant shall have the right (but not the obligation) to make such payments directly to the Governmental Authorities, and Tenant shall receive a deduction from Rent in an amount equal to any amount actually paid by Tenant or an Affiliate for any Special District Capital Assessments levied on the Leased Premises in excess of the Capital Assessments Cap Amount. Tenant shall also have the right, but not the obligation, to have the Casino Tenant pay such excess amounts that are not paid by Landlord, allowing the Casino Tenant a deduction from Rent pursuant to the terms of the Casino Lease. Special Assessments Limited Guarantor hereby absolutely, irrevocably, and unconditionally guarantees to Landlord the full and timely payment of all Special District Capital Assessments below the Capital Assessments Cap Amount that are payable by Tenant hereunder as and when same shall be due, but only for so long as Tenant is an Affiliate of Special Assessments Limited Guarantor and such guaranty shall expire on and as of the date on which Tenant ceases to be an Affiliate of Special Assessments Limited Guarantor; provided that Special Assessments Limited Guarantor shall remain liable for any unpaid Special District Capital Assessments payable by Tenant hereunder that relate to the period prior to such date. In the event that Tenant fails to make any payments required under this Section 5.3 in a timely manner, Landlord shall have the right (but not the obligation) to make such payments directly to the Governmental Authorities, and the amount of any such payments made by Landlord shall be added to Rent due under this Lease for the following month.
5.4    Infrastructure Payments. Notwithstanding anything herein to the contrary, beginning on the Conversion Date, Tenant shall be responsible to pay Landlord as additional Rent, an annual payment in the amount *** (as defined in the MDA) allocated to Tenant in accordance with ***, which amount shall be calculated using *** (and matching the payment schedule) as the anticipated *** set forth on *** hereto (“Tenant Infrastructure Payment Amounts”).
ARTICLE 6.
EXPENSES
6.1    Operating Expenses. During the Term, Tenant shall be solely responsible for the payment of all operating expenses for the Leased Premises, including without limitation repair and maintenance charges, insurance charges, and all other charges incurred in connection with the operation of the Leased Premises pursuant to this Lease. Tenant shall pay its pro rata share of all Common Facilities Expenses, and any other operating expenses, contributions, maintenance costs, governmental charges, capital expenditures, and expenses related to the ownership and operation of the Leased Premises, whether or not specifically mentioned in this Lease, directly to the appropriate party prior to delinquency of such payments, provided that for avoidance of doubt, the expenses (including Special District Capital Assessments) attributable to the construction of any Common Infrastructure Work (as defined in the Master Development

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Agreement) at the Master Development Site shall not be considered an operating expense hereunder.
6.2    Tenant’s Real Estate Taxes.
(a)    As used in this Article, the following terms shall have the following meanings:
(i)    “Fiscal Tax Year” means the twelve (12) month period established as the tax year by the taxing authority having jurisdiction over the Leased Premises.
(ii)    “Taxes” means all ad valorem taxes and assessments and governmental charges (including sewer, water, drainage, and lighting, road improvement special district assessments and charges), general or special, ordinary or extraordinary, foreseen or unforeseen, of any kind or nature whatsoever, including payments in lieu of taxes, imposed by any Governmental Authorities, which are levied on or charged against the Leased Premises, the Project, Tenant’s Property, personal property or rents, or on the right or privilege of leasing real estate or collecting rents thereon, and any other taxes and assessments attributable to the Leased Premises or its operation or any tax or assessment or governmental charge imposed or collected by a Governmental Authority in lieu of or in substitution for any such tax, assessment or governmental charge, including without limitation all special assessments, impact fees, development fees, traffic generation fees, parking fees in respect of any Fiscal Tax Year falling wholly within the Term of this Lease and the allocable portion of any real estate taxes so imposed in respect of any Fiscal Tax Year falling partly within and partly without the Term of this Lease, equal to the proportion which the number of days of such Fiscal Tax Year falling within the Term of this Lease bears to the total number of days of such Fiscal Tax Year; excluding, however, any income, franchise, corporate, capital levy, capital stock, excess profits, transfer, revenue, estate, inheritance, gift, devolution or succession tax payable by Landlord or any other tax, assessment, charge or levy upon the Rent payable hereunder by Tenant, except to the extent any such tax, assessment, charge or levy is imposed in substitution for any ad valorem tax or assessment. Notwithstanding the foregoing or anything to the contrary contained herein, “Taxes” for any and all purposes hereunder (a) shall, for so long as the PILOT Agreement includes the Leased Premises, include the PILOT Payments and (b) shall not include any Special District Capital Assessments, which shall solely be payable in accordance with Section 5.3 hereof.
(b)    Landlord shall notify any applicable taxing authority of the identity and address of Tenant and shall direct or request such taxing authority to deliver to Tenant all bills and other notices with respect to Taxes from and after the Commencement Date. Tenant shall pay all Taxes directly to the appropriate taxing authorities prior to their delinquency. Tenant shall have the right (but shall not be obligated) to contest the Taxes or the validity thereof by appropriate legal proceedings or in such other manner as it deems suitable, and Landlord agrees that whenever Landlord’s cooperation is required in any of the proceedings brought by Tenant as aforesaid, Landlord will reasonably cooperate therein, provided the same shall not entail any cost, liability or expense to Landlord and Tenant will pay, indemnify and save Landlord harmless of and from, any and all liabilities, losses, judgments, decrees, costs and expenses (including, without limitation, all

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reasonable attorneys’ fees, court costs and disbursements) in connection with any such contest and will, promptly after the final settlement, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, and Tenant shall perform and observe all acts and obligations, the performance of which shall be ordered or decreed as a result thereof. No such contest shall subject Landlord or the holder of any Fee Mortgage to the risk of any material civil liability or the risk of any criminal liability. Landlord shall not, during the pendency of such legal or other proceeding or contest, pay or discharge any Taxes, or tax lien or tax title pertaining thereto, provided Landlord may do so in order to stay a sale of the Leased Premises through foreclosure of a tax lien thereon. Any refund obtained by Tenant in respect of Taxes shall be paid (i) first to Tenant to the extent of its costs and expenses of such contest, (ii) second, to Landlord on account of any portion of the Taxes so refunded which was previously paid by Landlord, if any, and (iii) third, to Tenant on account of any portion of the Taxes so refunded which was previously paid by Tenant.
(c)    Taxes for the Fiscal Tax Year in which the Commencement Date occurs shall be apportioned between Landlord and Tenant in that percentage which the number of days in such Fiscal Tax Year from the Commencement Date to the end of such Fiscal Tax Year (with respect to the Fiscal Tax Year in which the Commencement Date occurs) bear to the total number of days in such Fiscal Tax Year, and Taxes for the Fiscal Tax Year in which the Term expires shall be apportioned between Tenant and Landlord in that percentage which the number of days in such Fiscal Tax Year from the first day of such Fiscal Tax Year to the expiration of the Term (with respect to the Fiscal Tax Year in which the Term expires) bear to the total number of days in such Fiscal Tax Year; provided, that no such apportionments shall occur unless, with respect to Taxes for the last Fiscal Tax Year during the Term, if Tenant shall become the fee owner of the Leased Premises.  The apportionment for Taxes for the first Fiscal Tax Year during the Term shall be made and paid simultaneously with the execution and delivery of this Lease, and the apportionment for Taxes for the last Fiscal Tax Year during the Term shall be made and paid within ten (10) Business Days of the expiration of the Term.
6.3    Restrictive Agreements. The Leased Premises are subject to the Restrictive Agreements. Landlord and Tenant hereby agree as follows:
(a)    No amendment of any Restrictive Agreements after the Effective Date which does or could reasonably be expected to adversely impact the rights enjoyed by Tenant or the Leased Premises, the Project and the Improvements, shall be effective without Tenant’s prior written consent, which consent may be granted or withheld in Tenant’s sole discretion, and Landlord shall not approve or agree to any such amendment to the extent Landlord’s approval or agreement is required thereto.
(b)    Landlord hereby agrees to (i) comply and cause its Affiliates to comply with the Restrictive Agreements and (ii) use commercially reasonable efforts, at Tenant’s expense, to enforce the cross-easement rights, operating covenants and other rights contained in the Restrictive Agreements on Tenant’s behalf to the extent fee simple ownership is required to enforce such rights, and if Landlord fails to proceed with its reasonable efforts to enforce said rights on Tenant’s behalf within thirty (30) days after notice thereof from Tenant, Landlord agrees that Tenant shall have the

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right to enforce said rights under the Restrictive Agreements directly and in the name of and on behalf of Landlord if required (all at Tenant’s expense), Landlord hereby conferring such enforcement rights unto Tenant. Without limiting the foregoing, Landlord agrees that the Tenant under this Lease shall be named as a third party beneficiary under, or otherwise be given a direct right to enforce, any such Restrictive Agreement, except to the extent prohibited or not otherwise permitted under applicable Laws.
(c)    Tenant shall, during the Term of this Lease, comply with and promptly perform in all material respects each and all of the terms and provisions of the Restrictive Agreements insofar as they relate to the construction of the Project or the Leased Premises or, subject to Section 6.3(a) above, are otherwise imposed or binding upon any owner, tenant or occupant of the Project, the Leased Premises or any portion thereof.
(d)    Landlord agrees to cooperate with Tenant, at Tenant’s expense, in the exercise of any rights or remedies pursuant to the Restrictive Agreements the exercise of which Tenant reasonably believes is desirable, necessary or prudent with respect to the Leased Premises and the operation, financing, development, use and maintenance thereof. Tenant hereby covenants and agrees to indemnify and hold harmless Landlord from and against any and all claims, costs, demands, losses or liabilities (including reasonable attorneys’ fees) which Landlord may suffer or incur by reason of any failure by Tenant to pay and perform all of its obligations pursuant to the terms of, or any violation of or noncompliance with any of the covenants and agreements contained in, the Restrictive Agreements, or any of them, with which Tenant is required hereunder to comply. If at any time any claims, costs, demands, losses or liabilities are asserted against Landlord by reason of any failure by Tenant to pay and perform all of the terms of, or any violation of or noncompliance with any of the covenants and agreements contained in, the Restrictive Agreements with which Tenant is required hereunder to comply, Tenant will, upon notice from Landlord, defend any such claims, costs, demands, losses or liabilities at Tenant’s sole cost and expense by counsel reasonably acceptable to Landlord. Landlord will promptly provide to Tenant a copy of any notice received by Landlord in connection with any Restrictive Agreement.
6.4    Utility Payments. Tenant shall pay all charges for gas, electricity, water, sewer service and any and all other utilities used in the Project and the Leased Premises during the Term of this Lease, all such utilities to be obtained by Tenant directly from the applicable utility company. Tenant also shall be solely responsible for the payment of any connection, tap, hookup or other fee(s) imposed by Governmental Authorities or by any utility company to extend, connect or continue utility service to the Leased Premises, it being acknowledged that such utilities shall be brought to the perimeter of the Leased Premises as contemplated in the Master Development Agreement. Other than as may be set forth in the Restrictive Agreements, Landlord shall have no obligation to provide any utility services to the Leased Premises, or any part thereof, and shall have no responsibility or liability to Tenant or any third party if any such utility services are not provided to the Leased Premises or any part thereof. Landlord does not warrant that any utilities will be free from any shortages, failures, variations, or interruptions. None of the same shall be deemed an eviction or disturbance of Tenant’s use and possession of the Leased Premises or any part thereof, or render Landlord liable to Tenant for an abatement of Rent, or relieve Tenant from performance of Tenant’s obligations under this Lease. Landlord in no event shall be liable for

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damages by reason of any such shortages, failures, variations, or interruptions, including without limitation, loss of profits, business interruption or other incidental or consequential damages.
6.5    Escrows for Taxes and Common Facilities Expenses. In the event Tenant fails timely to pay any Special District Capital Assessments below the Capital Assessments Cap Amount for which it is liable or Taxes prior to their delinquency as required by Section 6.2 above, then unless waived by Landlord (or otherwise waived pursuant to the further provisions of this Section 6.5), Tenant shall make monthly deposits for Taxes (“Tax Deposits”) with Landlord equal to one-twelfth (1/12th) of the Taxes for the applicable Fiscal Tax Year such that Tax Deposits sufficient to pay the same when due are held by Landlord not less than thirty (30) days before they are due (with appropriate adjustment to the initial Tax Deposit amount).  In the event Tenant fails timely to pay any Common Facilities Expenses prior to their delinquency as required by Section 6.1 above, then unless waived by Landlord (or otherwise waived pursuant to the further provisions of this Section 6.5), Tenant shall make monthly deposits for Common Facilities Expenses (“Common Facilities Deposits”; each of the Tax Deposits and Common Facilities Deposits hereinafter being referred to as “Deposits”) with Landlord equal to one-twelfth (1/12th) of the Common Facilities Expenses for the applicable annual period such that Common Facilities Deposits sufficient to pay the same when due are held by Landlord not less than thirty (30) days before they are due (with appropriate adjustment to the initial Common Facilities Deposit amount).  To the extent Taxes or Common Facilities Expenses for any Fiscal Tax Year or other annual period are not yet ascertainable, Deposits shall be made based on the Taxes or Common Facilities Expenses, as applicable, for the prior Fiscal Tax Year or other annual period until ascertainable; and at such time as they are ascertainable, Tenant shall promptly deposit any deficiency or receive a credit against future Deposits for any excess, as applicable. Tenant shall not claim any credit against the Annual Fixed Rent or any other Rent (other than the Rent consisting of Taxes and/or Common Facilities Expenses, as applicable) due under this Lease for the Deposits. Tenant shall promptly notify Landlord of any changes to the amounts, schedules and instructions for payment of the Taxes or Common Facilities Expenses to the extent that Landlord is not being regularly informed of the same from the applicable Governmental Authorities.  The Deposits shall be held by Landlord at a national or state-chartered bank that has a capital/statutory surplus or shareholder’s equity, determined in accordance with GAAP, of at least Two Hundred Fifty Million Dollars ($250,000,000.00), without interest and shall not be commingled with other funds and may be held by or on behalf of any Fee Mortgagee (but the same shall not constitute collateral for or under any Fee Mortgage). Tenant agrees to make the Deposits as directed in writing by such Fee Mortgagee, if applicable, provided that such Fee Mortgagee shall agree in writing to be subject to the terms of this Section 6.5. Landlord shall pay the Taxes and or Common Facilities Expenses, as applicable, prior to their due date to the extent that the Deposits are sufficient to pay the same or Tenant has deposited with Landlord the necessary additional amount. Any Deposits remaining after payment of the Taxes shall be paid to Tenant.  Upon the expiration or earlier termination of this Lease or, at Landlord’s option, at any prior time, the balance of the Deposits in Landlord’s possession shall be paid over to Tenant. Notwithstanding anything to the contrary set forth in this Section 6.5, Tenant’s obligation to make Deposits shall be deemed waived so long as any Leasehold Mortgage requires Tenant to make monthly escrow deposits for Taxes and Common Facilities Expenses and such monthly escrow deposits are in fact being maintained.

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6.6    Separate Tax Lot. Landlord hereby agrees to take all actions, at Landlord’s sole cost and expense, necessary to effectuate lot improvements or create such subdivisions as necessary to separate the Leased Premises into its own tax parcel such that the tax lot(s) which contains the Leased Premises includes no real property that is not part of the Leased Premises. At Landlord’s request, Tenant hereby agrees to cooperate with Landlord (at Landlord’s expense) to take all actions necessary to effectuate lot improvements or to create such subdivisions as necessary to separate the Leased Premises into its own tax parcel in accordance with this Section 6.6.
6.7    Groundwater Wells. Landlord and Tenant hereby agree to cooperate to take all actions necessary to transfer and renew Delaware River Basin Commission Docket No. D-2006-35-1 to permit the withdrawal of groundwater from wells on the Leased Premises, and to equitably share the costs of the same proportionately based upon anticipated usage.
ARTICLE 7.
INTENTIONALLY OMITTED
ARTICLE 8.
USE OF PREMISES; TENANT’S COVENANT TO OPERATE
8.1    Permitted Uses. Tenant (and its permitted subtenants, licensees, concessionaires and other occupants) shall be permitted to use the Leased Premises as a golf course and club house, and the management and operations of all functions as may be necessary or appropriate to conduct the same, including, inter alia, use in the winter for snowmobiling, cross-country skiing and sleigh rides or similar winter activities, along with any and all lawfully permitted uses ancillary thereto, including, without limitation, food and beverage outlets, retail venues, meetings, child and day care facilities and surface parking, and for any other use permitted by law (collectively, the “Permitted Uses”), subject to and in compliance with the provisions of this Lease, applicable Laws (including, without limitation, in respect of all Licenses and Permits), and the Certificate(s) of Occupancy for the Leased Premises.
8.2    Prohibited Uses. Notwithstanding anything in this Lease to the contrary, Tenant shall not have the right to use the Leased Premises, or any part thereof, for the following uses: (a) any use or purpose which is not permitted by, or which results in a violation of, the Master Declaration binding upon Tenant and/or the Leased Premises and (b) any use or purpose which is not permitted by, or which results in a violation of, applicable Law. Tenant shall not build or permit the operation of a Waterpark on the Leased Premises, but only so long as Landlord (i) is constructing or causing the construction and/or operating or causing the operation of the Waterpark Project (as defined in the MDA) or (ii) leases the Waterpark Parcel to Tenant in accordance with Section 10.5(b)(iii) of the MDA.
8.3    Uses in Violation of Laws, Etc. Tenant shall not use or occupy or permit the Leased Premises to be used or occupied, nor do or permit anything to be done in or on the Leased Premises or any part thereof, in a manner that would violate in any material respect any Laws or Tenant’s insurance requirements set forth in Section 17 or any certificate of occupancy issued with respect to the Leased Premises, or make void or voidable any insurance then in force with respect thereto, or that would make it impossible to obtain fire or other insurance thereon required

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to be furnished hereunder by Tenant, or that will cause or be likely to cause material structural damage to any of the Improvements. Nothing contained in this Lease and no action or inaction by Landlord shall be deemed or construed to mean that Landlord has granted to Tenant any right, power or permission to do any act or to make any agreement that may create, give rise to, or be the foundation for, any right, title, interest, lien, charge or other encumbrance upon the estate of Landlord in the Leased Premises. Tenant shall not seek to obtain a change in the zoning classification of the Leased Premises, in each case, without ten (10) business days’ prior written notice to Landlord and then subject to the terms and conditions of this Lease. If at any time during the Term of this Lease, (a) any Law prohibits the use of the Project for the Permitted Uses (the “Prohibition”), then immediately upon the earlier to occur of (i) Tenant obtaining Knowledge of any proposed Prohibition, or (ii) Tenant’s receipt of any written notice from any Governmental Authorities of any Prohibition, Tenant shall promptly notify Landlord of such fact, and Tenant may proceed, in its or Landlord’s name, and at Tenant’s sole cost and expense, to take such action as Tenant determines to be necessary or desirable to contest or challenge the Prohibition. Landlord will cooperate reasonably with Tenant in connection therewith, at Tenant’s sole cost and expense and at no liability, cost or expense to Landlord, and Tenant shall pay, indemnify and save harmless Landlord of and from any and all liabilities, losses, judgments, decrees, costs and expenses (including, without limitation, all reasonable attorneys’ fees, court costs and disbursements) in connection with any such contest or challenge. Landlord acknowledges that Tenant will be irreparably injured by Landlord’s failure to so cooperate and agrees that, in addition to Tenant’s remedies available at Law for Landlord’s failure to so cooperate, Tenant shall be entitled to specific performance to enforce such cooperation obligation under this Section 8.3. If a Prohibition should occur or be imposed, nothing in this Lease shall be deemed to impair Tenant’s obligations to comply with all Laws and with Article 12 of this Lease at any time during which Tenant is not prohibited from using the Project for the purposes permitted in this Lease by the Prohibition.
8.4    Licenses and Permits. Tenant shall have and maintain all licenses, permits and approvals that Tenant and its principals, constituents and other controlling parties are required to maintain under applicable federal, state and local laws to construct, operate and manage the Leased Premises or any portion thereof for the Permitted Uses (collectively, the “Licenses and Permits”), except to the extent any such failure would not have a material adverse effect on the construction, operation or management of the Leased Premises taken as a whole. Tenant shall require all subtenants, licensees and concessionaries to have and maintain all Licenses and Permits required in connection with the operation of such subtenants’, licensees’, and concessionaires’ business.
8.5    Landlord Assistance. Landlord shall execute, without cost to Landlord, such customary applications, consents and other instruments as are required by Governmental Authorities to permit the operation of the Project as permitted by this Lease, so long as such applications, consents or other instruments do not impose or subject Landlord to any liability, or claim (collectively, the “Landlord Assistance Obligations”), except for any liability as may be created under the Landlord Licenses and Permits, and Tenant hereby covenants and agrees to defend, indemnify and hold harmless Landlord from and against any and all claims, costs, demands, losses or liabilities (including reasonable attorneys’ fees and disbursements) which

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Landlord suffers or incurs by reason of Landlord’s execution of any such applications, consents or other instruments as Tenant requests, except for claims, costs, demands, losses or liabilities that result from the commission of fraud, gross negligence or the willful misconduct or willful misrepresentation of Landlord or resulting from Landlord’s maintenance of the Landlord Licenses and Permits (without regard to the conduct of any Person, other than Landlord or Landlord’s Affiliates, or any directors, officers, employees or agents of Landlord or any Affiliate of Landlord, or other Persons acting on behalf of Landlord or any Affiliate of Landlord) or Landlord’s violation of, or failure to maintain (without regard to the conduct of any Person, other than Landlord or Landlord’s Affiliates), any of the Landlord Licenses and Permits. If at any time any such indemnified claims, costs, demands, losses or liabilities are asserted against Landlord by reason of Landlord’s execution of any such applications, consents or other instruments as Tenant requests other than the Landlord Licenses and Permits, Tenant will, upon notice from Landlord, defend any such claims, costs, demands, losses or liabilities at Tenant’s sole cost and expense by counsel reasonably acceptable to Landlord. Landlord acknowledges that Tenant will be irreparably injured by Landlord’s failure to perform the Landlord Assistance Obligations as required under this Section 8.5, and agrees that, in addition to Tenant’s remedies available at Law for Landlord’s failure to perform the Landlord Assistance Obligations, Tenant shall be entitled to specific performance to enforce such Landlord Assistance Obligations under this Section 8.5.
8.6    Gaming Licenses.
(a)    Landlord and Tenant acknowledge that an Affiliate of Tenant operates Gaming Operations on the Master Development Site under privileged licenses in a highly regulated industry and maintains a regulatory compliance program to protect and preserve its name, reputation, integrity, goodwill and Gaming Licenses through a thorough review and determination of the integrity and fitness, both initially and thereafter, of any Person with which Tenant or its Affiliates conducts business.
(b)    Landlord and Tenant acknowledge that, because the Leased Premises constitute part of an overall Master Development Site proposal awarded pursuant to the Gaming License, they may be subject to compliance with requirements of Gaming Authorities and, if applicable, other Governmental Authorities, related to the Gaming Licenses and operation of the Leased Premises as part of the Master Development Site. At all times during the Term of this Lease, Landlord and Tenant, if and to the extent required by the applicable Governmental Authorities, their applicable Affiliates and its and their applicable executive officers, directors and employees, in each case, solely in its capacity as Landlord and/or Tenant of the Leased Premises and not in connection with any other portion of the Master Development Site, shall have and maintain all licenses, permits and approvals required under applicable Laws to be maintained by lessors and lessees of the Leased Premises. For avoidance of doubt, and notwithstanding anything herein to the contrary, Tenant shall be responsible for, and Landlord shall cooperate in, obtaining and maintaining all licenses, permits and approvals required under applicable Laws for the development and operation of the Project, including, but not limited to, site plan approvals, except for (i) the separation of the Leased Premises into its own tax parcel and (ii) the transfer and renewal of Delaware River Basin Commission Docket

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No. D-2006-35-1 to withdraw groundwater from wells located on the Leased Premises, as set forth herein.
(c)    Notwithstanding anything to the contrary, if prior to the expiration of the initial ten-year term of Casino Tenant’s Gaming License, Casino Tenant is prevented from conducting any and all Gaming Operations on the Casino Parcel by the Gaming Authorities solely due to a failure of the Waterpark Project (as defined in the Master Development Agreement) to materially comply with the Gaming Facility License Requirements (as defined in the Master Development Agreement) as determined by the Gaming Authorities, there shall be an abatement of Annual Fixed Rent, Percentage Rent and all other amounts due by Tenant hereunder until the date (whether such date is prior to or following the expiration of the initial ten-year term of Casino Tenant’s Gaming License) (the “Rent Resumption Date”) that is the earlier to occur of (a) such time as Casino Tenant is permitted to conduct Gaming Operations on the Casino Parcel and (b) 30 days following the date on which Landlord or its Affiliate provides possession and a leasehold interest to the Waterpark Parcel and all Improvements located thereon (as defined and on the terms set forth in the MDA) to Casino Tenant to operate the Waterpark Project pursuant to Section 10.5 of the Master Development Agreement. Tenant’s obligations to pay Annual Fixed Rent, Percentage Rent and all other amounts due by Tenant hereunder will resume on the Rent Resumption Date for the period from and after the Rent Resumption Date.
8.7    Exclusive Right to Operate. Landlord shall not permit the operation of a golf course or other golfing facility, other than miniature golf, on the Master Development Site.
ARTICLE 9.
INTENTIONALLY OMITTED
ARTICLE 10.
SUBLETTING AND ASSIGNING
10.1     Landlord’s Consent. Except as set forth in Section 10.2, Tenant shall not have the right to sublease, assign, license or otherwise transfer in whole or in part this Lease or the term and estate hereby granted, or sublet the Leased Premises in whole or in part without in each instance obtaining the prior written consent of Landlord, such consent not to be unreasonably withheld, conditioned or delayed. For purposes of this Article 10, “subleases” shall include any licenses, concession arrangements, management contracts or other arrangements relating to the possession or use of all or any part of the Leased Premises and “subtenants” shall include any licensees, concessionaires, managers or other third-party service providers. The provisions of this Article 10 shall not apply to the granting of any Leasehold Mortgage, any foreclosure or transfer-in-lieu of foreclosure thereunder (including without limitation, any foreclosure of equity interests in Tenant by a Leasehold Mezzanine Lender) or a transfer of the Leasehold Estate by a Leasehold Mortgagee in connection with a foreclosure, all of which shall be governed exclusively by the provisions of Article 19 hereof.

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10.2     Permitted Assignment, Subletting and Licenses.
(a)    Notwithstanding Section 10.1, without the consent of Landlord, Tenant may assign this Lease to any party, provided that the following conditions are met: (A) Landlord shall have received a notice of such assignment from Tenant, (B) the assignee and Tenant shall execute an assignment and assumption agreement in customary form reasonably acceptable to Landlord whereby such assignee agrees to assume all obligations of Tenant under this Lease, (C) such assignment is for a valid business purpose and not to avoid any obligations under this Lease, and (D) the assignee is a reputable entity of good character and either itself or together with a guarantor provided by assignee, shall have, immediately after giving effect to such assignment, an aggregate net worth (computed in accordance with GAAP) at least equal to $15,000,000.00.
(b)    Notwithstanding Section 10.1, without the consent of Landlord, Tenant may assign this Lease or sublet the Leased Premises in whole or in part without Landlord’s consent to an Affiliate of Tenant, provided that Tenant gives Landlord at least thirty (30) days advance written notice of such assignment. Any party that is permitted to take assignment of this Lease shall execute an assignment and assumption agreement in customary form reasonably acceptable to Landlord whereby such assignee agrees to assume all obligations of Tenant under this Lease.
(c)    Notwithstanding Section 10.1, without the consent of Landlord, Tenant may license or sublease portions of the Leased Premises to subtenants, concessionaires or licensees to conduct any Permitted Uses provided that the applicable provisions of Section 10.4 are complied with. Each sublease or license or other occupancy agreement will be subject and subordinate to the provisions of this Lease relating to the Leased Premises and will not affect or reduce any of the obligations of Tenant, nor impose any additional obligations on Landlord. Tenant shall, within thirty (30) days after the execution and delivery of any such sublease, license or occupancy agreement, deliver a duplicate original thereof to Landlord.
10.3     Assignment and Subletting Procedures.
(a)    If Tenant shall, at any time or from time to time, during the term hereof, assign this Lease or sublet all or any portion of the Leased Premises, Tenant shall notify Landlord (a “Transfer Notice”) of such transfer, which notice shall be accompanied by (A) a copy of the proposed assignment or sublease and all related agreements, the effective date of which shall be at least thirty (30) days after the giving of the Transfer Notice and (B) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Leased Premises. Tenant shall also ensure that the following conditions are met:
(i)    the proposed assignee or subtenant will use the Leased Premises (or the applicable portion thereof) in a manner that is limited to a use permitted under this Lease; and
(ii)    the form of the proposed assignment or sublease shall be reasonably satisfactory to Landlord and shall comply with the applicable provisions of this Article 10.

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10.4     General Provisions.
(a)    If this Lease is assigned, Landlord may collect rent from the assignee. If the Leased Premises, or any part thereof, are sublet or occupied by anybody other than Tenant, Landlord may, during the existence of any Event of Default, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected against Rent, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of Section 10.1, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the performance of Tenant’s obligations under this Lease.
(b)    No assignment or transfer shall be effective until the assignee delivers to Landlord (i) evidence that the assignee, as Tenant hereunder, has complied with the requirements of Article 17, (ii) an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee assumes Tenant’s obligations under this Lease, and (iii) proof reasonably satisfactory to Landlord that the Licenses and Permits have been assigned to the assignee (or new Licenses and Permits have been obtained and are then in full force and effect, or applications therefor made or prepared to be timely made together with a customary interim operating arrangement, in each case in order for the assignee to be permitted to lawfully operate the Project on or before the effective date of such assignment).
(c)    Notwithstanding any assignment or transfer, and notwithstanding the acceptance of any Rent by Landlord from an assignee, transferee, or any other party, the original named Tenant and each successor Tenant shall remain fully liable for the payment of the Rent and the performance of all of Tenant’s other obligations under this Lease; provided that upon satisfaction of the provisions of Section 10.4(b) above, and provided, that if (i) upon the effective date of such assignment, the assignee, either itself or together with a guarantor provided by assignee, shall have, immediately after giving effect to such assignment, an aggregate net worth (computed in accordance with GAAP) at least equal to $15,000,000.00 and (ii) all then current and past due obligations of Tenant under this Lease have been paid and performed in full, Tenant shall be released from all further liability under the Lease first accruing after the effective date of the assignment and assumption in question. The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant shall not be discharged, released or impaired in any respect by any agreement made by Landlord extending the time to perform, or otherwise modifying, any of the obligations of Tenant under this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of Tenant under this Lease; provided, that (A) in the case of any modification of this Lease made after the date of an assignment or other transfer of this Lease by Tenant, if such modification increases or enlarges the obligations of Tenant or reduces the rights of Tenant, then the Tenant named herein and each respective assignor prior to the assignment in question that has not consented to such modification shall not be liable under or bound by such increase, enlargement or reduction (but shall continue to be liable under this Lease as though such modification were never made) and (B) in the case of any waiver by Landlord of a specific obligation of an assignee of Tenant, or an extension of time to perform in connection therewith, such waiver and/or extension shall also be deemed to apply to the immediate and remote assignors of such assignee.

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(d)    If this Lease shall have been assigned by the initially named Tenant (other than to an Affiliate), Landlord shall give the initially named Tenant (or any entity which directly or indirectly succeeds to the interest of the initially named Tenant) (the “Initially Named Tenant”) a copy (at the last effective address for notices hereunder) notice of each notice of default given by Landlord to the then current Tenant. Except in the case of a release of Tenant made in accordance with the provisions of Section 10.4(b) above or if Landlord shall execute and deliver a written instrument releasing the Initially Named Tenant from any further liability under this Lease, Landlord shall not have any right to terminate this Lease or otherwise to exercise any of Landlord’s rights and remedies hereunder (other than Landlord’s self-help remedy in accordance with Section 22.4 and any indemnification obligations of Tenant) after a default by such current Tenant unless and until (A) Landlord shall have made a demand on the then current Tenant to cure the default in question, (B) Landlord delivers a copy of the default notice in question to the Initially Named Tenant as aforesaid, and (C) the Initially Named Tenant has an opportunity to remedy such default within the time periods set forth in this Lease (such time periods, with respect to the Initially Named Tenant, being deemed to run from the date that Landlord delivers a copy of the default notice in question to the Initially Named Tenant as aforesaid). Landlord shall accept timely performance by the Initially Named Tenant of any term, covenant, provision or agreement contained in this Lease on the then current Tenant’s part to be observed and performed with the same force and effect as if performed by the then current Tenant. If the Initially Named Tenant shall cure the default by such current Tenant, or if the default shall be incurable (such as bankruptcy), and Landlord or the current Tenant seeks to terminate this Lease, then the Initially Named Tenant shall have the right to enter into a new lease with Landlord upon all of the then executory terms of this Lease and to resume actual possession of the Premises for the unexpired balance of the Term provided that all past due and then current Rent is paid in full.
(e)    Each subletting by Tenant shall be subject to the following:
(i)    No subletting shall be for a term (including any renewal or extension options contained in the sublease) ending later than one day prior to the Expiration Date.
(ii)    In connection with any subletting of the Leased Premises or any part thereof, Tenant shall deliver to the Landlord both (A) an executed counterpart of such sublease in accordance with the terms of this Article 10, and (B) on or prior to the sublessee taking possession, a certificate of insurance evidencing that (x) Landlord is an additional insured under the insurance policies required to be maintained by occupants of the Leased Premises pursuant to Article 17, and (y) there is in full force and effect, the insurance otherwise required by Article 17.
(iii)    Each sublease shall provide that it is subject and subordinate to this Lease, and that in the event of termination, reentry or dispossess by Landlord under this Lease Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord’s option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be (A) liable for any previous act or omission of Tenant under such sublease, (B) subject to any credit, offset, claim, counterclaim, demand or defense which such

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subtenant may have against Tenant, (C) bound by any previous modification of such sublease made without Landlord’s consent, if Landlord’s consent was required to such sublease initially (or would have been if such the modification(s) in question were part of the initial sublease), or by any previous prepayment of more than one (1) month’s rent, (D) bound by any covenant of Tenant to undertake or complete any construction of the Leased Premises or any portion thereof, (E) required to account for any security deposit of the subtenant other than any security deposit actually delivered to Landlord by Tenant, and (F) responsible for any monies owing by Tenant to the credit of the subtenant.
(iv)    In connection with any sublease on the Leased Premises pursuant to which the proposed subtenant (or an Affiliate thereof) is making a material financial investment in the Project (whether by way of payment of construction costs, payment of “key” money or otherwise), Landlord shall at the request of the proposed subtenant enter into a customary subordination, non-disturbance and attornment agreement with such subtenant, in form and substance acceptable to Landlord and any Fee Mortgagee, acting reasonably.
(f)    Each sublease shall provide that the subtenant may not assign its rights thereunder or further sublet the space demised under the sublease, in whole or in part, without complying with all of the terms and conditions of this Article 10, including, without limitation, Section 10.4, which for purposes of this Section 10.4(f) shall be deemed to be appropriately modified to take into account that the transaction in question is an assignment of the sublease or a further subletting of the space demised under the sublease, as the case may be.
(g)    Tenant shall reimburse Landlord on demand for the reasonable, out-of-pocket costs incurred by Landlord in connection with any actual or proposed assignment or sublease, including, without limitation, the costs of making customary investigations as to the acceptability of the proposed assignee or subtenant, and reasonable legal costs incurred in connection with the granting of any requested consent.
10.5     Landlord’s Assignment. Anything in this Lease to the contrary notwithstanding, Landlord shall have the right, without Tenant’s consent, to sell, transfer, or assign Landlord’s interest in the Leased Premises and/or this Lease at any time; provided, that (a) in the case of any such proposed assignment or transfer, the Landlord Licenses and Permits shall be assignable to the proposed assignee or new Landlord Licenses and Permits shall be obtained or application therefor made, by the transferee, to the extent in each case, as required by applicable Law, (b) any such assignment or transfer shall be subject and subordinate to the Purchase Option (as defined in the Purchase Option Agreement) and (c) in the event of any transfer of the fee ownership of the Leased Premises in connection with any such proposed assignment or transfer, the new fee owner of the Leased Premises shall enter into a subordination, non-disturbance and attornment agreement with Tenant in substantial conformance with the SNDA. Landlord shall be relieved of Landlord’s obligations under this Lease to the extent such obligations arise after the date of such sale, transfer, or assignment, provided that such transferee, or assignee agrees to assume all of the unaccrued obligations under this Lease and agrees to perform to the full extent required under the terms and conditions of this Lease. Notwithstanding the foregoing, in the event Landlord desires to sell, transfer

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or assign Landlord’s interest in the Leased Premises and/or this Lease during the Term to a Competitor, whether directly or indirectly, voluntarily or involuntarily or by operation of law (including a transfer in connection with a foreclosure sale by a Fee Mortgagee) (subject to the further provisions of this Section 10.5, a “Competitor Transfer”), then (a) Landlord shall deliver written notice to Tenant of such proposed Competitor Transfer no less than thirty (30) days prior to the consummation thereof (a “Competitor Transfer Notice”) and (b) Tenant shall be permitted to exercise the Purchase Option (as defined in the Purchase Option Agreement) in accordance with the terms and conditions of the Purchase Option Agreement at any time following the delivery of such Competitor Transfer Notice and for so long as a Competitor is the Landlord under this Lease. Provided Tenant shall deliver the Buyer’s Purchase Notice (as defined in the Purchase Option Agreement) on or before the date that is fifteen (15) days after Landlord’s delivery of a Competitor Transfer Notice, (i) Landlord shall be prohibited from consummating the Competitor Transfer and Landlord and Tenant shall consummate the sale of the Leased Premises to Tenant in accordance with the terms and conditions set forth in the Purchase Option Agreement, and (ii) the purchase price for the Landlord Property Interest shall be an amount equal to the lesser of (A) the portion of the Purchase Price set forth in the Purchase Option Agreement allocable to the Leased Premises and (B) the purchase price to be paid by the Competitor in connection with the proposed Competitor Transfer. In addition to the foregoing, for so long as this Lease shall be in full force and effect, Landlord shall not effectuate a Competitor Transfer with any Person set forth on ***. For purposes hereof, a “Competitor Transfer” shall not include any (x) merger, reorganization or recapitalization of or with any Person other than a Person or Persons the majority of whose assets consist of its interest in the Leased Premises or this Lease, (y) a direct or indirect sale or other conveyance of all or substantially all of the business or assets of any Person however structured (whether by asset sale, stock sale or otherwise) other than a Person or Persons the majority of whose assets consist of its interest in the Leased Premises or this Lease (in the case of each of (x) and (y) entered into for a valid business purpose and not for the purpose of evading the restrictions contained in this Section 10.5), or (z) transfers, sales or issuances of shares in any Person (including, without limitation, an IPO) that is or may in the future be traded on any nationally or internationally recognized stock exchange or stock quotation system (other than an IPO or other similar issuance that is being undertaken for the purpose of evading the restrictions contained in this Section 10.5).
10.6     REIT Limitations. At such time as the Landlord or its Affiliates in this Lease is a real estate investment trust, this Section 10.6 shall apply. Anything contained in this Lease to the contrary notwithstanding, Tenant shall not: (a) sublet or assign or enter into other arrangements such that the amounts to be paid by the sublessee or assignee thereunder would be based, in whole or in part, (i) on the income or profits derived by the business activities of the sublessee or assignee as defined, and subject to the exception provided, in section 856(d)(2)(A) of the Code or (ii) any other formula such that any portion of the rent paid by Tenant to Landlord or its Affiliates would fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code; (b) sublet or assign the Leased Premises or this Lease to any Person of which Landlord has notified Tenant in writing that Landlord owns, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Code), a ten percent (10%) or greater interest within the meaning of Section 856(d)(2)(B) of the Code; or (c) sublet or assign the Leased Premises or this Lease in any manner that would result in impermissible tenant service income (as defined in section 856(d)(7) of the Code) which could cause any portion of the amounts received by Landlord pursuant

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to this Lease or any sublease to fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code, or which could cause any other income received by Landlord to fail to qualify as income described in Section 856(c)(2) of the Code, provided that the requirement of this clause (c) shall be deemed satisfied if (i) the obligations and right to payment in any sublease or assignment that relate to impermissible tenant services to be provided by Tenant may, pursuant to its terms, be assigned to an affiliate of or successor to Landlord at Landlord’s option or (ii) impermissible tenant services to be provided by Tenant in connection with any sublease or assignment are contained in a separate contract for services which may, pursuant to its terms, at Landlord’s option, be assigned to or performed by an affiliate or successor of Landlord.
ARTICLE 11.
OWNERSHIP OF IMPROVEMENTS; TENANT’S PROPERTY
11.1     Ownership of Improvements. All Improvements shall be and remain a part of the Leased Premises. All Improvements (including any Alterations but excluding Tenant’s Property) shall be the property of Tenant for all purposes during the Term and, upon expiration or earlier termination of this Lease, shall become the property of Landlord.
11.2     Tenant’s Property. Any and all business and trade fixtures and equipment, signs, appliances, furniture and other personal property of any nature installed in the Leased Premises during the Term, including any of such property leased from third parties (collectively referred to in this Lease as “Tenant’s Property”), may be removed by Tenant at any time during the Term (but without limiting any of Tenant’s obligations under Section 8.6 and its other obligations under this Lease). Landlord hereby waives any and all rights at law or in equity, including, but not limited to, any and all liens, claims, demands or rights, including rights of levy, execution, sale and distraint for unpaid rent, or any other right, interest or lien which Landlord has or may hereafter acquire in any of Tenant’s Property. Tenant may grant to its lender(s) a security interest or other lien in, or enter into, an equipment lease for, Tenant’s Property and Landlord will permit Tenant’s lender(s) and lessor(s) reasonable access to the Project to inspect Tenant’s Property or to remove Tenant’s Property in connection with any action to enforce such security interest, lease or other lien. Landlord will execute and deliver a standard and reasonably acceptable form of landlord’s waiver required of Tenant’s lender(s) or lessor(s) to confirm such entity’s waiver of security interest in or ownership of Tenant’s Property.
11.3     Restoration after Pre-Development Termination. Unless, and to the extent, otherwise agreed by Landlord in writing, Tenant shall (a) restore the Leased Premises to its original contours as of the Effective Date with certified clean fill and (b) restore all plantings within 6 months after any Pre-Development Termination (collectively, “Restoration Obligations”). Satisfactory completion of the Restoration Obligations shall be determined by Landlord in its sole and reasonable discretion. Special Assessments Limited Guarantor hereby absolutely, irrevocably, and unconditionally guarantees to Landlord the full and timely performance of the Restoration Obligations. In the event Tenant or Special Assessments Limited Guarantor fail to perform the Restoration Obligations, Landlord may perform the same at the expense of Tenant, (a) immediately and without notice in the case of emergency, or in case such failure may result in a violation of any Law or in a cancellation of any insurance policy maintained by Landlord and (b) in any other case

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if such failure continues beyond any applicable grace period. Landlord shall have the right to enter the Leased Premises to rectify a default of Tenant as aforesaid. Tenant shall on demand reimburse Landlord for the actual costs and expenses incurred in rectifying a Restoration Obligation default, including reasonable attorneys’ fees and disbursements, together with interest thereon at the Default Rate, but nothing herein shall be deemed to permit Tenant to set off any costs of cure or other amounts against the amounts owing to Landlord hereunder.
ARTICLE 12.
GOVERNMENTAL COMPLIANCE
12.1     Tenant Responsibilities Generally. Tenant shall comply with the terms of the Restrictive Agreements and all Laws, Gaming Licenses and Licenses and Permits, which affect the Leased Premises and the Project located thereon and the use and occupancy thereof. If Landlord or Tenant receives written notice of any violation of any governmental requirements applicable to the Leased Premises, such party shall give prompt notice thereof to the other party.
12.2     Parties; Environmental Knowledge. Except as set forth in Schedule 3 attached hereto, Landlord warrants and represents to Tenant that to Landlord’s Knowledge: no release leak, discharge, spill, storage, disposal or emission of Hazardous Substances (hereinafter defined) has occurred in, on or under the Leased Premises, and that the Leased Premises are free of Hazardous Substances as of the date hereof, there are no underground storage tanks under or adjacent to the Leased Premises, there has not been any notice of intent to sue, notice of violation, citation, warning or similar notification under any federal, state or local environmental law or regulation regarding the Leased Premises or arising out of operations on the Leased Premises; provided, that Tenant hereby acknowledges and agrees that (a) it has received copies of the Environmental Report, Tenant is fully aware of the contents of the Environmental Report, Tenant has performed such additional diligence as to the environmental condition and historical uses of the Leased Premises as Tenant has deemed necessary or desirable, and Tenant accepts the Leased Premises subject to all matters and conditions disclosed in the Environmental Reports or otherwise existing on the Effective Date (subject to the provisions of Section 12.4 and 12.5 below, including Landlord’s responsibility to reimburse Tenant for the costs of removing Impacted Soil from the Leased Premises up to the cap set forth below), (b) Landlord has not undertaken any investigation or inquiry with respect to environmental aspects of the Leased Premises other than the Environmental Report, and the warranties and representations of Landlord set forth in this Section 12.2 are based solely upon Landlord’s actual Knowledge (including the matters disclosed in the Environmental Reports), and (c) the representations and warranties contained in this Section 12.2 are subject to the matters and conditions disclosed in the Environmental Reports, and Landlord shall not be deemed to be in breach of the warranties and representations contained in this Section 12.2 to the extent the matter or condition which would otherwise be a breach of such warranties and representations is disclosed in the Environmental Reports.
12.3     Landlord’s Environmental Responsibilities during the Term. During the Term of this Lease, neither Landlord nor Landlord’s agents, employees or contractors shall cause any Hazardous Substances to be used, stored, generated or disposed of on, in or under the Leased Premises, except for those Hazardous Substances which may be reasonably required in the

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performance by Landlord of its obligations under this Lease, and then only to the extent no Laws in effect at such time are violated by Landlord or such agent, employee or contractor, as the case may be.
12.4     Tenant’s Environmental Responsibilities. Neither Tenant nor Tenant’s subtenants, licensees or concessionaires, nor the agents, employees or contractors of Tenant or any of Tenant’s subtenants, licensees or concessionaires, shall cause or permit any Hazardous Substances to be used on, in or under the Leased Premises, except in the ordinary course of business in the operation of such Person’s business as permitted by Article 8 or as reasonably required in performing the obligations of Tenant under this Lease, and then only to the extent no applicable Laws in effect at such time are violated. Tenant’s responsibilities under this Article 12, without duplication, shall apply to any activities or work on the Leased Premises by Tenant or its employees, agents or contractors, prior to the Term of this Lease, including, but not limited to, tree-clearing or other activities undertaken on the Leased Premises by Tenant, or its employees, agents or contractors prior to the Effective Date. From and after the Effective Date, Tenant shall be solely responsible for costs arising from or relating to regrading, construction and development on the Leased Premises, including, but not limited to, excavation, handling, transportation and disposal of all soil on the Leased Premises containing Hazardous Substances (“Impacted Soil”), provided, however, that Landlord shall be responsible to reimburse Tenant for costs actually incurred by Tenant to transport and dispose Impacted Soil to an off-site licensed disposal facility, up to a cap of $108,000, but only in the event that such transport and off-site disposal is required by Governmental Authorities, or if Tenant’s re-use of Impacted Soil on-site causes Tenant to incur costs due solely to measures legally required to re-use the Impacted Soil. For avoidance of doubt, nothing contained in this Section 12.4 shall be construed to preclude Tenant from, and Tenant shall use commercially reasonable efforts to, re-use Impacted Soil on the Leased Premises to the extent permitted, and in accordance with, all Laws.
12.5     Environmental Indemnities. Each party (“Indemnifying Party”) shall indemnify, defend and hold the other party (“Indemnified Party”) harmless from any and all claims of third parties, and damages, costs and losses owing to third parties or suffered by Indemnified Party, including court costs, reasonable attorneys’ fees and consultants’ fees, arising during or after the Term and reasonably incurred or suffered by the Indemnified Party as a result of any default or breach of any representation, warranty or covenant made by Indemnifying Party under this Article 12. It is a condition of this indemnification and hold harmless obligation that the Indemnifying Party must receive notice of any such claim against the Indemnified Party promptly after Indemnified Party first has Knowledge thereof, but no failure by the Indemnified Party to promptly notify the Indemnifying Party of any such claim shall adversely affect the Indemnified Party’s right to indemnification except (and only to the extent) that the Indemnifying Party can prove prejudice as a result of the failure to receive prompt notice. This indemnification and hold harmless obligation includes any and all costs reasonably incurred by the Indemnified Party after notice to Indemnifying Party for any cleanup, removal or restoration mandated by any public official acting lawfully under applicable Laws if Indemnifying Party fails to timely perform such work.
12.6     Definition. As used herein, “Hazardous Substance” means (a) any substance that is toxic radioactive, ignitable, flammable, explosive, reactive or corrosive and that is, in the form,

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quantity, condition and location then found upon or under the Leased Premises, regulated by any Governmental Authority, (b) any and all materials and substances that are defined by Laws relating to environmental matters as “hazardous waste,” “hazardous chemical,” “pollutant,” “contaminant” or “hazardous substance,” in the form, quantity, condition and location then found upon the Leased Premises and (c) asbestos, polychlorinated biphenyls and petroleum-based substances.
12.7     Survival. The provisions of this Article 12 shall survive the expiration or sooner termination of this Lease.
ARTICLE 13.
MAINTENANCE AND REPAIRS
13.1     Warranty. Landlord will, so long as no Event of Default has occurred and is continuing, assign or otherwise make available to Tenant any and all rights Landlord may have under any vendor’s or manufacturer’s warranties or undertakings with respect to the Leased Premises, if any, but Landlord does not warrant or represent that any such warranties or undertakings are or will be available to Tenant, and Landlord shall have no further obligations or responsibilities respecting such warranties or undertakings.
13.2     Tenant Waiver. SUBJECT TO LANDLORD”S INDEMNIFICATION OBLIGATIONS UNDER ARTICLE 12, TENANT HEREBY WAIVES ALL STATUTORY REPRESENTATIONS AND WARRANTIES ON THE PART OF LANDLORD, INCLUDING, WITHOUT LIMITATION, ALL WARRANTIES THAT THE LEASED PREMISES ARE FREE FROM DEFECTS OR DEFICIENCIES, WHETHER HIDDEN OR APPARENT, AND ALL WARRANTIES THAT THEY ARE SUITABLE FOR TENANT’S USE.
13.3     Maintenance and Repairs. Tenant shall, at Tenant’s sole cost and expense, maintain the Leased Premises in good operating order, repair, condition and appearance (ordinary wear and tear excepted). Tenant shall promptly, at its cost and expense, make all necessary replacements, restorations, renewals and repairs to the Leased Premises and appurtenances thereto, whether interior or exterior repairs (including all replacements of components, systems, connections, or parts which are a part of, or are incorporated into, the Leased Premises or any part thereof), whether structural or nonstructural, foreseen or unforeseen, ordinary or extraordinary, ordinary wear and tear excepted, as Tenant deems necessary or desirable in the operation of the Project and as required in accordance with the terms and conditions of this Lease, the Restrictive Agreements and the Master Declaration, and all common area maintenance including, without limitation, removal of dirt, snow, ice, rubbish and other obstructions and maintenance of sidewalks and landscaping as required in accordance with the terms and conditions of the Master Declaration. In addition to the foregoing, Tenant shall, at Tenant’s expense, furnish, install and maintain in good condition and repair, within the Leased Premises and to points in the Project, all storm and sanitary sewers, and all gas, water, telephone, electrical facilities and other utilities of such size and type as may be required to provide adequate service for the Leased Premises. Tenant shall not make any claim or demand upon or bring any action against the Landlord for any loss, cost, injury, damage or other expense caused by any failure or defect, structural or nonstructural, of the Leased Premises or any part thereof. The obligations of Tenant set forth in this Section 13.3 shall be subject to the provisions set forth in Article 15 and Article 16.

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13.4     No Obligation to Make Improvements or Supply Utilities. During the Term, except as expressly contemplated by the Restrictive Agreements, Landlord shall not under any circumstances be required to supply any facilities, services or utilities whatsoever to the Leased Premises or to build or rebuild any improvements to the Leased Premises or the Project, or to make any repairs, replacements, alterations, restorations or renewals thereto. Except as expressly contemplated by the Restrictive Agreements, Tenant hereby waives the right to make repairs, replacements, renewals or restorations at the expense of Landlord pursuant to any Laws.
ARTICLE 14.
ALTERATIONS
14.1     Alterations. Tenant, at its sole cost and expense, shall have the right, but not the obligation (subject to Tenant’s other obligations under this Lease and Tenant’s maintenance obligations set forth in Article 13), at any time and from time to time during the Term of this Lease to make alterations, additions and other changes to the Improvements as Tenant shall consider necessary or appropriate (all of the foregoing are hereinafter collectively called “Alterations” and any of the foregoing is called an “Alteration”), subject, however, in all cases, to the following provisions:
(a)    The initial construction of the Project shall be governed by the Master Development Agreement and, to the extent applicable, the Master Declaration.
(b)    From and after final completion of the construction of the Project, no Alterations shall be undertaken by Tenant unless the following requirements are complied with:
(i)    The Alteration shall be made and performed in compliance with all applicable Laws and the Restrictive Agreements.
(ii)    To the extent required under any applicable Laws or pursuant to the provisions of the Master Declaration, the proposed Alteration shall be approved by the Master Association established pursuant to applicable Law or the Master Declaration prior to the commencement of the proposed Alteration.
(iii)    Tenant shall obtain (and furnish copies to Landlord of) all necessary governmental permits, licenses, approvals and certificates for the commencement and prosecution of Alterations and for final approval thereof upon completion, and shall cause Alterations to be performed in compliance therewith, and in the case of any Alteration requiring the prior approval of the Master Association or any applicable Governmental Authority, with the plans and specifications approved by the Master Association.
(iv)    All Alterations shall be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to those at the Project, and shall be diligently prosecuted to final completion (which shall include all final inspections and the closing out of all open applications, permits and licenses).

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(v)    Throughout the performance of any Alteration, Tenant shall carry worker’s compensation insurance in statutory limits, “all risk” Builders Risk coverage and general liability insurance, with completed operation endorsement, for any occurrence in or about the Project, under which Landlord and its agent and any Fee Mortgagee whose name and address have been furnished to Tenant shall be named as parties insured, in such limits as Landlord may reasonably require, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with evidence that such insurance is in effect at or before the commencement of Alterations and, on request, at reasonable intervals thereafter during the continuance of Alterations.
(c)    At no expense to Landlord, Landlord shall join in the application for such permits and authorizations whenever such action is necessary; provided, that Tenant shall indemnify Landlord against any cost, liability damage or expense in connection with such application or the Alteration contemplated thereby. Landlord acknowledges that Tenant may be irreparably injured by Landlord’s failure to so join in any such application if so required and agrees that, in addition to Tenant’s remedies available at Law for Landlord failure to so join, Tenant shall be entitled to specific performance to enforce such obligation under this Section 14.1(c).
(d)    Notwithstanding anything to the contrary contained herein but subject to the Restrictive Agreements with respect to utilities, all storm and sanitary sewers, and all gas, water, telephone, electrical facilities and other utilities, in no event shall Tenant make any Alteration that ties in or connects the Leased Premises or any Improvements thereon with any real property or improvements located outside the Leased Premises without first obtaining Landlord’s written consent thereto.
(e)    Within sixty (60) days after completion of any Alteration costing over Five Hundred Thousand Dollars ($500,000.00), Tenant shall deliver to Landlord (i) general releases and waivers of lien from all contractors, subcontractors and materialmen involved in the performance of such Alteration and the materials furnished in connection therewith, (ii) “as-built” plans and specifications showing such Alterations but only if any plans and specifications were prepared in connection with such Alteration, and (iii) a certificate from Tenant’s independent architect or general contractor (but only if an independent architect or general contractor was engaged in connection with such Alteration) certifying that the Alteration has been completed substantially in accordance with the final plans and specifications therefor, and Tenant shall provide true and accurate copies of such final plans and specifications to Landlord.
14.2     No Liens. Should any mechanics’ or other liens be filed against any portion of the Project by reason of the acts or omissions of, or because of a claim against, Tenant or anyone claiming under or through Tenant, Tenant shall cause the same to be canceled or discharged of record by bond or otherwise within thirty (30) days after notice from Landlord or after Tenant is otherwise notified thereof, and provided that Tenant has complied with the foregoing, Tenant may contest any such lien in good faith. If Tenant shall fail to cancel, discharge or bond over said lien or liens within said thirty (30) day period, Landlord may cancel or discharge the same (including by bonding) and, upon Landlord’s demand, Tenant shall reimburse Landlord for all costs incurred in canceling or discharging or bonding such liens, together with interest thereon at the Default Rate

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from the date incurred by Landlord to the date of payment by Tenant, such reimbursement to be made within ten (10) days after receipt by Tenant of a written statement from Landlord as to the amount of such costs.
14.3     Indemnification. Tenant shall indemnify and hold Landlord harmless from and against all costs (including, without limitation, attorneys’ fees and disbursements and costs of suit), losses, liabilities or causes of action arising out of or relating to any Alteration, including, without limitation, any mechanics’ or other liens asserted in connection with such Alteration.
ARTICLE 15.
DAMAGE CLAUSE
15.1     Damage. If the Project is damaged or destroyed by fire, casualty or any cause whatsoever, either in whole or in part, subject to the exercise of Tenant’s right to terminate this Lease pursuant to the provisions of Section 15.4 hereof, Tenant shall be obligated to remove any resulting debris and repair or rebuild the damaged or destroyed structures and other Improvements, including any modifications, improvements or betterments made by Landlord or Tenant, only to the extent required under applicable Gaming Licenses; provided, however, notwithstanding the foregoing, if the insurance proceeds received by Tenant are sufficient to pay the entire cost of such restoration work when aggregated with any deductibles under any of the insurance policies, Tenant shall be required to use all such insurance proceeds, together with an amount equal to any deductibles provided under any of the insurance policies toward the repair and restoration of the Project. If Tenant completes such repair and restoration, after payment of the costs thereof, any then remaining insurance proceeds shall be paid to Landlord to the extent of any obligations of Tenant hereunder to Landlord then due and outstanding, the balance to Tenant or, if required by a Leasehold Mortgage, to the Leasehold Mortgagee.
15.2     Intentionally Omitted.
15.3     Continuance of Tenant’s Obligations. Except as set forth in Section 15.4 below, Tenant’s obligation to pay Rent, Taxes and all other charges on the part of Tenant to be paid and to perform all other covenants and agreements on the part of Tenant to be performed shall not be affected by any such destruction or damage of any of the Improvements or the Leased Premises, whether by fire or otherwise, and to the fullest extent permitted by law, Tenant hereby irrevocably waives the provisions of any statute or law now or hereafter in effect contrary to such obligation of Tenant as herein set forth, or which releases Tenant from the performance of any of its obligations under the Lease.
15.4     Right to Terminate on Certain Damage. If at any time during the two (2) years prior to any Option Date, the Project is damaged or destroyed by fire, casualty or any cause whatsoever, and if Tenant has complied with its insurance obligations under this Lease (including maintaining insurance against loss of rents by Landlord) and the amount of any insurance proceeds is insufficient to pay the entire cost of repair and restoration of the damaged or destroyed structures and other Improvements, including any modifications, improvements or betterments made by Landlord or Tenant, Tenant may terminate this Lease by notice to Landlord given within sixty (60) days after such damage or destruction. If Tenant elects to terminate this Lease as provided herein,

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Tenant shall pay (or irrevocably assign its insurance claim) to Landlord, as a condition upon the effectiveness of such termination, within sixty (60) days after receipt thereof, an amount equal to (i) all insurance proceeds for such damage or destruction (except for any proceeds for damage to Tenant’s Property, which shall be delivered to Tenant net of all out-of-pocket costs of collection thereof) and (ii) as and for liquidated and agreed final damages (it being agreed that it would be impracticable or extremely difficult to fix the actual damage), a sum equal to the amount by which the Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term until the next Option Date had this Lease not been terminated, discounted to present worth (calculated using a discount rate equal to the then current Prime Rate plus two percent (2%)). Upon the giving of such notice by Tenant to terminate, and Tenant’s payment of all amounts provided for herein, this Lease shall automatically terminate and the Annual Fixed Rent and other charges due hereunder shall be pro-rated as of the effective date of such termination. Notwithstanding anything herein to the contrary, if the Casino Lease is terminated pursuant to Section 15.4 of the Casino Lease, Tenant shall have the right to terminate this Lease in accordance with the provisions of this Section 15.4.
15.5     Rights to Insurance Proceeds. If this Lease is terminated as provided in this Article 15 following damage to or destruction of the Project, the proceeds of all hazard insurance on the Project which is maintained by Tenant pursuant to Article 17 shall belong to Landlord or Landlord’s lender except for any proceeds for damage to Tenant’s Property and net of all out-of-pocket costs of Tenant for collection thereof. Insurance proceeds with respect to Tenant’s Property shall belong to Tenant or, if required by a Leasehold Mortgage, to such Leasehold Mortgagee.
15.6     Section 227 of NYRPL. The provisions of this Article 15 shall be deemed an express agreement governing any case of damage or destruction of the Leased Premises by fire or other casualty, and Section 227 of the Real Property Law of the State of New York, providing for such a contingency in the absence of an express agreement, and any other law of like import, now or hereafter in force, shall have no application in such case.
ARTICLE 16.
CONDEMNATION
16.1     In General. Subject to any Leasehold Mortgage, if any portion of the Leased Premises is taken in any proceeding by any Governmental Authority by condemnation or otherwise, or be acquired for public or quasi-public purposes, or be conveyed under threat of such taking or acquiring (which Landlord shall not do without Tenant’s prior written consent) and the remaining portion will not permit Tenant to operate its business on the Leased Premises in an economically viable manner, Tenant shall have the option of terminating this Lease by notice to Landlord of its election to do so given on or before the date which is thirty (30) days after Tenant is deprived of possession of the condemned property, and upon the giving of such notice, this Lease shall automatically terminate and the Annual Fixed Rent and other charges hereunder shall be adjusted as of the date of such notice. If a portion of the Leased Premises is so taken and Tenant elects not to terminate this Lease, then Tenant shall, to the extent and making use of the condemnation award, restore the Project to a complete unit as similar as reasonably possible in design, character and quality to the buildings which existed before such taking. If the Project is partially taken and this

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Lease is not terminated, there shall be no reduction or adjustment in the Annual Fixed Rent and other charges thereafter payable hereunder. Any restoration work to be performed pursuant to this Article 16 shall be completed in accordance with Article 14 hereof and the Restrictive Agreements. If all or part of the Leased Premises is taken and Tenant elects to terminate this Lease in accordance with this Article 16, each party shall be free to make claim against the condemning authority for the amount of the actual provable damage done to each of them by such taking. If the condemning authority refuses to permit separate claims to be made, then Landlord shall prosecute with counsel reasonably satisfactory to Tenant the claims of both Landlord and Tenant, and the proceeds of the award, after payment of Landlord’s reasonable attorneys’ fees and other reasonable out-of-pocket costs incurred, shall be divided between Landlord and Tenant in a fair and equitable manner based upon their respective interests.
16.2     Temporary Taking Awards. If by reason of a taking Tenant is temporarily deprived in whole or in part of the use of the Project or any part thereof, this Lease shall continue in full force and effect, the entire award made as compensation therefor shall belong to Tenant, and there shall be no abatement of any Rent payable hereunder.
ARTICLE 17.
INSURANCE, WAIVER OF SUBROGATION
AND FIRE PROTECTION
17.1     Casualty Policy. During the Term of this Lease, Tenant shall at its expense keep the Leased Premises (including, without limitation, all present and future Tenant’s Property and Improvements) insured in the name of Landlord and Tenant (as their interests may appear with each as named insured, additional insured or loss payee, as applicable, to provide each with the best position) against damage on an “all risk” basis, including the perils of flood and earthquake, in an aggregate amount equal to the full replacement cost thereof (without deduction for physical depreciation), and shall have deductibles no greater than Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) (with higher deductibles for wind and earthquake coverage as the applicable insurer may require). Such policy also shall cover floods if any portion of the Leased Premises is at any time located in an area being located in a “100 year flood plain” or as having special flood hazards (including Zones A, B, C, V, X and shaded X areas), along with earthquake and other similar hazards as may be customary for comparable properties in the general vicinity of the Leased Premises and such other “additional coverage” insurance as any Fee Mortgagee may reasonably require, which at the time is usual and commonly obtained in connection with comparable properties. The proceeds of such insurance in case of loss or damage shall be held in trust and applied on account of the obligation of Tenant to repair and rebuild the Leased Premises pursuant to Article 15 to the extent that such proceeds are required for such purpose. The insurance required to be carried by Tenant under this Article 17 may be covered under a so-called “blanket” policy covering other operations of Tenant and its Affiliates, so long as the amount of coverage available under said “blanket” policy with respect to the Leased Premises, or Tenant’s liability under this Lease, at all times meets the requirements set forth in this Lease, and shall be evidenced by a certificate of insurance (issued on ACORD 27 or equivalent form) from Tenant’s insurer, authorized agent or broker. Upon request, Tenant shall name any Fee Mortgagee on the Leased Premises pursuant to a standard mortgagee, additional insured or, subject to the rights of Leasehold Mortgagees, loss

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payee clause, provided such Fee Mortgagee agrees with Tenant in writing to disburse such insurance proceeds in accordance with the provisions of Article 15 hereof for the repair and restoration of the Project as set forth in this Lease. Any such insurance proceeds not required for the repair and restoration of the Leased Premises, after the payment in full of any amounts then due and owing by Tenant under this Lease, shall belong to Tenant.
17.2     Liability Insurance. During the Term, Tenant shall maintain commercial general liability insurance, including a contractual liability endorsement and liquor liability endorsement, personal injury liability coverage and participants and horses liability coverage, in respect of the Leased Premises and the conduct or operation of business therein with combined single limits of not less than Fifty Million Dollars ($50,000,000.00) per occurrence and in the annual aggregate. Tenant shall cause Landlord (and any Fee Mortgagee of which Tenant has received written notice from Landlord) to be named as an additional insured on all policies of liability insurance maintained by Tenant (including excess liability and umbrella policies) with respect to the Leased Premises. Such insurance shall be primary as respects the Landlord and, if Landlord has other insurance applicable to the loss, such coverage will be on an excess or contingent basis. The insurance required to be carried by Tenant under this Section 17.2 shall be evidenced by a certificate of insurance (issued on ACORD 25 or equivalent form) from Tenant’s insurer, authorized agent or broker.
17.3     Rental Loss/Business Interruption Insurance. During the Term of this Lease, Tenant shall, at its expense, keep and maintain for the benefit of Landlord, coverage for the loss of Rent payable hereunder for a period of at least the next succeeding eighteen (18) months. The insurance required to be carried by Tenant under this Section 17.3 shall be evidenced by a certificate of insurance (issued on ACORD 27 or equivalent form) from Tenant’s insurer, authorized agent or broker.
17.4     Workers’ Compensation Insurance. Tenant shall maintain, with respect to its operations and all of its employees at the Leased Premises, a policy or policies of workers’ compensation insurance in accordance with and in the amounts required by applicable Laws, protecting Tenant from and against any and all claims from any persons employed directly or indirectly on or about the Leased Premises for injury or death of such persons. The insurance required to be carried by Tenant under this Section 17.4 shall be evidenced by a certificate of insurance (issued on ACORD 25 or equivalent form) from Tenant’s insurer, authorized agent or broker.
17.5     Boiler and Machinery Insurance. Boiler and Machinery Insurance, covering all boilers, unfired pressure vessels, air conditioning equipment, elevators, piping and wiring, located on any portion of the Leased Premises, all steam, mechanical and electrical equipment, including, without limitation, in all its applicable forms, including Broad Form, extra expense and loss of use in an amount not less than the full replacement cost of such equipment, and which shall designate Tenant as loss payee and Landlord (and any Fee Mortgagee) as an additional insured. The insurance required to be carried by Tenant under this Section 17.5 shall be evidenced by a certificate of insurance (issued on ACORD 27 or equivalent form) from Tenant’s insurer, authorized agent or broker.

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17.6     Other Insurance. Such other insurance with respect to the Leased Premises and in such amounts as Landlord or any Fee Mortgagee from time to time may reasonably request against such other insurable hazards which at the time in question are customarily insured against in the case of properties similar to the Leased Premises.
17.7     Release; Waiver of Subrogation. Tenant shall include in the insurance policies required to be maintained by Tenant under this Lease, and, to the extent Landlord carries liability insurance that covers the Leased Premises, Landlord shall include in such policies, a waiver of the insurer’s right of subrogation against the other party during the Term or, if such waiver should be unobtainable or unenforceable, (a) an express agreement that such policy shall not be invalidated if the insured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty or (b) any other form of permission for the release of the other party with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damage or destruction with respect to its property at the Leased Premises occurring during the Term to the extent to which it is, or is required to be, insured under a policy or policies containing a waiver of subrogation or permission to release liability.
17.8     General.
(a)    All policies of insurance required pursuant to this Article 17 shall be issued by companies reasonably approved by Landlord, and licensed to do business in the State of New York. Tenant shall deliver to Landlord and any additional insureds, at least 10 days prior to the Commencement Date, such fully paid-for policies or certificates of insurance, in form reasonably satisfactory to Landlord issued by the insurance company or its authorized agent. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord and any additional insureds such renewal policy or a certificate thereof at least thirty (30) days before the expiration of any existing policy. Furthermore, any such insurance company shall have a claims paying ability rating of “AA” or better by Standard & Poor’s and an A.M. Best Rating of XII or better, and shall issue policies which include effective waivers by the insurer of all claims for insurance premiums against all loss payees, additional loss payees, additional insureds or named insureds; shall contain endorsements providing that neither Tenant, Landlord nor any other party shall be a co-insurer under said policies and that no modification, reduction, cancellation or termination in amount of, or material change (other than an increase) in, coverage of any of the policies required hereby shall be effective until at least thirty (30) days after receipt by each named insured, additional insured and loss payee of written notice thereof or ten (10) days after receipt of such notice with respect to nonpayment of premium; provisions which permit Landlord to pay the premiums and continue any insurance upon failure of Tenant to pay premiums when due; and provisions stating that the insurance shall not be impaired or invalidated by virtue of (i) any act, failure to act, negligence of, or violation of declarations, warranties or conditions contained in such policy by Tenant, Landlord or any other named insured, additional insured or loss payee, except for the willful misconduct of Landlord knowingly in violation of the conditions of such policy or (ii) the occupation, use, operation or maintenance of the Leased Premises for purposes more hazardous than permitted by the terms of the policy.

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(b)    Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be furnished by Tenant under this Article 17, unless Landlord and any Fee Mortgagees, are included therein as insureds, with losses being payable as in this Article 17 provided. Tenant shall promptly notify Landlord whenever any such separate insurance is taken out and shall deliver to Landlord (and any Fee Mortgagees) duplicate original(s) thereof, or original certificate(s) evidencing the same with true copies thereof, as provided in this Lease.
(c)    Notwithstanding anything to the contrary contained herein, at all times prior to the Commencement Date, Tenant’s sole insurance requirement under this Lease shall be to maintain insurance in accordance with the requirements set forth in Section 7 of the Access Agreement. From and after the Commencement Date, Tenant shall be required to satisfy the insurance requirements set forth herein and shall provide Landlord evidence of the same at least 10 days prior to the Commencement Date as required under Section 17.8(a) hereof.
ARTICLE 18.
INDEMNIFICATION
18.1     Indemnification by Tenant. Except as provided in Section 8.5 and in Article 12, Tenant shall defend, indemnify and hold harmless Landlord, and Landlord’s direct and indirect partners, members, principals, shareholders, trustees, directors, officers, employees and agents (each, a “Landlord Indemnified Party”) from and against all liabilities, costs and expenses (including reasonable attorney’s fees and expenses) and all damages imposed upon or asserted against the Landlord, as owner of the Leased Premises, including, without limitation, any liabilities, costs and expenses and all damages imposed upon or asserted against Landlord, on account of (a) any use, occupancy, operation, management, misuse, condition, maintenance or repair by Tenant of the Leased Premises, (b) any Taxes, Common Facilities Expense, and other impositions which are the obligation of Tenant to pay pursuant to the applicable provisions of this Lease, (c) any failure on the part of Tenant to timely perform or comply with any other of the terms of this Lease or any sublease, (d) any liability Landlord may incur or suffer as a result of the ADA affecting the Leased Premises, (e) accident, injury to or death of any person or damage to property on or about the Leased Premises, and (f) any act, omission or negligence of Tenant or any Person claiming through or under Tenant or any of their respective partners, directors, officers, agents, employees or contractors; provided, that the foregoing indemnity shall not apply to the extent such claim results from the gross negligence, willful misconduct or fraud of any Landlord Indemnified Party. If at any time any claims, costs, demands, losses or liabilities are asserted against a Landlord Indemnified Party by reason of any of the matters as to which Tenant indemnifies a Landlord Indemnified Party hereunder, Tenant will, upon notice from such Landlord Indemnified Party, defend any such claims, costs, demands, losses or liabilities at Tenant’s sole cost and expense by counsel reasonably acceptable to such Landlord Indemnified Party.
18.2    Indemnification by Landlord. Landlord shall defend, indemnify and hold harmless Tenant, and Tenant’s direct and indirect partners, members, principals, shareholders, trustees, directors, officers, employees and agents (each, a “Tenant Indemnified Party”) from and against all liabilities, costs and expenses (including reasonable attorney’s fees and expenses) and all damages

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imposed upon or asserted against Tenant, as lessee of the Leased Premises, on account of the gross negligence, willful misconduct or fraud of any Landlord Indemnified Party. If at any time any claims, costs, demands, losses or liabilities are asserted against a Tenant Indemnified Party by reason of any of the matters as to which Landlord indemnifies a Tenant Indemnified Party hereunder, Landlord will, upon notice from such Tenant Indemnified Party, defend any such claims, costs, demands, losses or liabilities at Landlord’s sole cost and expense by counsel reasonably acceptable to such Tenant Indemnified Party. Landlord shall defend, indemnify and hold harmless a Tenant Indemnified Party from and against all liabilities, costs and expenses (including reasonable attorney’s fees and expenses) and all damages imposed upon or asserted against Tenant as a result of any damage to the Leased Premises caused by Landlord and/or its authorized representatives in connection with any work performed in accordance with Section 23.1(b) of this Lease.
ARTICLE 19.
LEASEHOLD MORTGAGES
19.1     Rights to Mortgage Lease. Tenant, and its permitted successors and assigns shall have the right to mortgage and pledge its interest in this Lease (and the right to pledge the direct and indirect equity interests in Tenant (any part receiving such pledge, a “Leasehold Mezzanine Lender”)) (collectively, “Leasehold Mortgage”), only in accordance with and subject to the terms, conditions, requirements and limitations of this Article 19. Notwithstanding any provision to the contrary in any such Leasehold Mortgage, any Leasehold Mortgage shall neither encumber any real property interests of Landlord nor otherwise affect the rights of Landlord under this Lease. Simultaneously with or promptly after the entering into or recording of the Leasehold Mortgage, Tenant shall, at its own expense, cause a copy of the Leasehold Mortgage to be delivered to Landlord (together with recording information, if available). Until such delivery, together with the information required by Section 19.3(a), the applicable Leasehold Mortgagee shall not be entitled to the rights afforded to Leasehold Mortgagees under this Lease. For the avoidance of doubt, any Leasehold Mortgage shall not be deemed to amend or modify the terms or provisions of this Lease.
19.2     Leasehold Mortgagee Qualifications. No holder of a Leasehold Mortgage shall have the rights or benefits set forth in this Article 19 or elsewhere in this Lease, nor shall the provisions of this Article 19 be binding upon Landlord, unless and until:
(a)    Either the mortgagee under such Leasehold Mortgage or a trustee of any debt secured thereby, or each participant in the underlying loan secured by the Leasehold Mortgage, is an Authorized Institution holding a Leasehold Mortgage or the Leasehold Mezzanine Lender (a “Leasehold Mortgagee”);
(b)    The Leasehold Mortgage shall contain provisions requiring that copies of all notices of default under said Leasehold Mortgage must be simultaneously sent to Landlord, provided, a Leasehold Mortgagee’s furnishing a copy of such notice to Landlord shall not in any way affect or become a condition precedent to the effectiveness of any notice given or served upon Tenant; and
(c)    The Leasehold Mortgage shall secure a bona fide extension of credit to Tenant or an Affiliate of Tenant and shall not be entered into for the purpose of avoiding or extending any

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obligations of or restrictions on Tenant under this Lease, including restrictions on transfer or periods for curing defaults.
19.3    Defaults. If Tenant, or Tenant’s successors or assigns, mortgages this Lease in compliance with the provisions of this Article 19, then so long as any such mortgage shall remain unsatisfied of record, the following provisions shall apply:
(a)    Tenant shall promptly provide Landlord with written notice that a Leasehold Mortgage has been filed, along with the name, facsimile, contact person, email address, and address of each Leasehold Mortgagee. Tenant shall promptly give Landlord written notice of any change in the identity or notice address of any Leasehold Mortgagee. Landlord, upon serving any notice of default on Tenant pursuant to Article 22, shall also serve a copy of such notice upon Leasehold Mortgagee, at the address provided to Landlord in writing by Tenant and no such notice of default shall be deemed to have been duly given as to the Leasehold Mortgagee unless and until a copy thereof has been so served upon the Leasehold Mortgagee at such address. Landlord’s furnishing a copy of such notice to Leasehold Mortgagee shall not in any way affect or become a condition precedent to the effectiveness of any notice given or served upon Tenant; provided, that Landlord may not terminate this Lease or exercise any remedies against Tenant without first giving Leasehold Mortgagee notice at such address and opportunity to cure as herein provided. For the avoidance of doubt, if there is at any time more than one (1) Leasehold Mortgagee, all cure periods and other rights granted to a Leasehold Mortgagee hereunder shall run concurrently and not serially and shall run to the acting Leasehold Mortgagee whose Leasehold Mortgage is most senior (except to the extent that all Leasehold Mortgagees give Landlord written notice setting forth a different order of priority, it being understood that Landlord shall only be required to accept cure from and otherwise deal with one (1) Leasehold Mortgagee at a time). Any notice or other communication which Leasehold Mortgagee desires or is required to give to or serve upon Landlord shall be deemed to have been duly given or served if sent in accordance with Section 25.2.
(b)    If Tenant is in default under this Lease, any Leasehold Mortgagee shall have the right to remedy such default (or cause the same to be remedied) within the same period provided to Tenant hereunder and as otherwise provided in Section 19.3(c) and, if applicable, Section 19.3(d), and Landlord shall accept such performance by or on behalf of Leasehold Mortgagee as if the same had been made by Tenant, provided that any foreclosure or transfer-in-lieu of foreclosure hereunder (including without limitation, any foreclosure of equity interests in Tenant by a Leasehold Mezzanine Lender) or a transfer of the Leasehold Estate by a Leasehold Mortgagee in connection with a foreclosure shall be deemed to remedy an Event of Default under Section 22.1(i) for all purposes hereunder.
(c)    For the purposes of this Article 19 (and subject to the provisions of Section 19.3(d) below), no default shall be deemed to exist whether pursuant to Article 22 or any other provision of this Lease, in respect of the performance of work required to be performed, or of acts to be done, or of conditions to be remedied, if steps shall, in good faith, have been commenced by Leasehold Mortgagee within the time permitted therefor to rectify the same and shall be prosecuted to completion with diligence and within the time periods provided therefor in Article 22.

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(d)    Notwithstanding anything in this Lease to the contrary, (i) upon the occurrence of an Event of Default that can be cured by the payment of money (“Monetary Default”), Landlord shall take no action to effect a termination of this Lease unless and until Landlord gives Leasehold Mortgagee at least ten (10) business days written notice of the occurrence of such Event of Default and Leasehold Mortgagee fails to cure such Monetary Default within said ten (10) business day period and (ii) upon the occurrence of an Event of Default other than a Monetary Default (a “Non-Monetary Default”), Landlord shall take no action to effect a termination of this Lease unless and until Landlord gives Leasehold Mortgagee at least thirty (30) days written notice of the occurrence of such Event of Default and Leasehold Mortgagee fails to cure such Non-Monetary Default within said thirty (30) day period; provided that, upon the occurrence of any Event of Default under Section 22.1(i) hereof, Landlord shall take no action to effect a termination of this Lease unless and until (I) Landlord agrees with any Leasehold Mortgagee or its designee (provided such designee meets the requirements of a Transferee set forth in Section 19.3(f)) to enter into a new lease with such Leasehold Mortgagee or its designee, as Tenant, and Landlord, as landlord, on the same terms and provisions of this Lease and (II) the then-current fee owner of the Leased Premises provides to any Leasehold Mortgagee or its designee (provided such designee meets the requirements of a Transferee set forth in Section 19.3(f)) a subordination, non-disturbance and attornment agreement with such Leasehold Mortgagee or its designee in substantial conformance with the SNDA. If such Non-Monetary Default cannot reasonably be cured within said thirty (30) day period (or is such that possession of the Leased Premises is necessary to remedy the Non-Monetary Default), the date after which Landlord may terminate this Lease shall be extended for such period of time as may be reasonably required to remedy such Non-Monetary Default, if and only if (A) Leasehold Mortgagee fully cures any and all Monetary Defaults of Tenant after notice and within the time periods described in the first sentence of this clause (d), and (B) Leasehold Mortgagee continues its good faith and diligent efforts to remedy such Non-Monetary Default (including efforts to acquire possession of the Leased Premises if necessary to cure such default); provided, that Leasehold Mortgagee shall not be obligated to pursue the cure of any Non-Monetary Default until it has obtained possession of the Leased Premises (and all cure periods for Non-Monetary Defaults shall be tolled hereunder until the acquisition of possession of the Leased Premises if possession is a necessary element of curing such Non-Monetary Default) if, but only if, (x) Leasehold Mortgagee fully cures any and all Monetary Defaults of Tenant after notice and within the time periods describe in the first sentence of this clause (d), and (y) Leasehold Mortgagee is diligently pursuing such actions as are necessary to enable it to obtain possession of the Leased Premises as soon as reasonably practicable. For the avoidance of doubt, if there is at any time more than one (1) Leasehold Mortgagee, all cure periods and other rights granted to a Leasehold Mortgagee under this Section 19.3(d) shall run concurrently and not serially and shall run to the acting Leasehold Mortgagee whose Leasehold Mortgage is most senior (except to the extent that all Leasehold Mortgagees give Landlord written notice setting forth a different order of priority, it being understood that Landlord shall only be required to accept cure from and otherwise deal with one (1) Leasehold Mortgagee at a time).
(e)    The rights granted Leasehold Mortgagee in this Section 19.3 are for the benefit of Leasehold Mortgagee (and any Transferee (as defined below), but only where Transferee is expressly granted such rights) and shall not be construed to grant Tenant any additional rights not specifically provided in this Lease. Nothing in this Section 19.3 shall be construed to require

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a Leasehold Mortgagee to continue any foreclosure proceeding it may have commenced against Tenant after all defaults have been cured by Leasehold Mortgagee, and if such defaults are cured and the Leasehold Mortgagee discontinues such foreclosure proceedings, this Lease shall continue in full force and effect as if Tenant had not defaulted under this Lease. Nothing in this Article 19 shall require a Leasehold Mortgagee or a Transferee who has acquired Tenant’s leasehold interest and has taken possession of the Leased Premises to cure any Non-Monetary Default which is not curable that first arose or ocurred prior to such Transfreee taking possession of the Leased Premises. Any such uncurable Non-Monetary Default shall be deemed to be waived following such Leasehold Mortgagee’s or Transferee’s acquisition of Tenant’s leasehold interest and such Leasehold Mortgagee’s or Transferee’s timely cure of all Monetary Defaults and all Non-Monetary Defaults which are capable of cure by such Leasehold Mortgagee or Transferee in accordance with this Article 19. Notwithstanding the foregoing:
(i)    Leasehold Mortgagee shall not be obligated to continue such possession or to continue such foreclosure proceedings after such defaults have been cured;
(ii)    Subject to the provisions of this Article 19, Landlord shall not be precluded from exercising any rights or remedies under this Lease with respect to any other default by Tenant during the pendency of such foreclosure proceedings, provided that Leasehold Mortgagee shall be entitled to notice and opportunity to cure as set forth herein with respect to any such additional default; and
(iii)    it is understood and agreed that Leasehold Mortgagee or any Transferee may, subject to the following terms of this Section 19.3, become the legal owner and holder of this Lease (or, in the case of a Leasehold Mezzanine Lender, of the applicable direct or indirect ownership interests in Tenant) through such foreclosure proceedings or by assignment of this Lease (or, in the case of a Leasehold Mezzanine Lender, of the applicable direct or indirect ownership interests in Tenant) in lieu of foreclosure, and Landlord shall thereafter recognize such Leasehold Mortgagee or Transferee as the “Tenant” hereunder, and such Leasehold Mortgagee or Transferee shall attorn to and recognize Landlord as the “Landlord” hereunder pursuant to the terms and provisions of the Lease.
(f)    Subject to the provisions of Section 19.3(g), it shall be a condition precedent to (I) any assignment or transfer of this Lease by foreclosure of any Leasehold Mortgage, deed in lieu thereof or similar proceeding (each a “Remedial Act”) that the purchaser, assignee or transferee at such Remedial Act or any Leasehold Mortgagee Related Party that takes assignment from such party (each an “Initial Transferee”), or (II) any assignment or transfer by an Initial Transferee to another Person that such Person (each a “Subsequent Transferee” and, together with an Initial Transferee, each a “Transferee”): (i) in the case of (x) any Initial Transferee that is not a Leasehold Mortgagee or a Leasehold Mortgagee Related Party, after giving effect to any transfer to such Transferee, if such transfer occurs prior to completion of the Project, have (or have a guarantor with) a capital/statutory surplus, shareholder’s equity or net worth (which may include available unfunded capital commitments so long as such Transferee is a Permitted Investment Fund), determined in accordance with GAAP, of at least Fifteen Million Dollars ($15,000,000.00) and (y) in the case of any Subsequent Transferee, after giving effect to any transfer to such Transferee, have

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(or have a guarantor with) a capital/statutory surplus, shareholder’s equity or net worth (which may include available unfunded capital commitments so long as such Transferee is a Permitted Investment Fund), determined in accordance with GAAP, of at least Fifteen Million Dollars ($15,000,000.00), whether prior to or following completion of the Project (the financial condition requirements set forth in this clause (i), the “Transferee Financial Conditions”), (ii) upon becoming the legal owner and holder of this Lease, such Transferee shall execute an agreement with Landlord, reasonably acceptable to Landlord, pursuant to which such Transferee agrees to assume all obligations of Tenant under this Lease, (iii) in the case of any Subsequent Transferee, either such Transferee or an entity engaged by such Transferee (which may be an Affiliate thereof) to operate and manage the Leased Premises (pursuant to a management agreement in form and substance reasonably acceptable to Landlord), operates or has an affiliate that operates at least one (1) other facility similar to the Project, (iv) it complies with the requirements of Article 17, and (v) it provides proof reasonably satisfactory to Landlord that the Licenses and Permits have been (or are to be) assigned to assignee (or that new Licenses and Permits have been (or will be) obtained).
(g)    Notwithstanding the foregoing, if a Leasehold Mortgagee or a Transferee becomes the Tenant under the Lease in connection with a Remedial Act, but at such time such Leasehold Mortgagee or Transferee does not meet the financial and other requirements specified in the immediately preceding paragraph, if applicable, such Leasehold Mortgagee or Transferee shall have one hundred twenty (120) days from the date it acquires the Leasehold Premises to either transfer the Leasehold Mortgagee’s or Transferee’s interest in this Lease to a Transferee who complies with such requirements, or otherwise come into compliance on its own. Failure to comply with this paragraph shall constitute an Event of Default under this Lease. For avoidance of doubt, nothing in this Lease shall require any Initial Transferee that is a Leasehold Mortgagee or a Leasehold Mortgagee Related Party to meet the Transferee Financial Conditions.
(h)    In the event of (x) the termination of this Lease prior to the expiration of the Term, whether by summary proceedings to dispossess, service of notice to terminate, or otherwise, due to an Event of Default or (y) rejection of this Lease by Tenant in connection with a bankruptcy of Tenant, in each such case, Landlord shall serve upon Leasehold Mortgagee written notice that the Lease has been terminated together with a statement of any and all sums which would at that time be due under this Lease but for such termination, and of all other defaults, if any, under this Lease then known to Landlord. Leasehold Mortgagee or a Transferee shall thereupon have the option to obtain a new lease in accordance with and upon the following terms and conditions:
(i)    Upon the written request of Leasehold Mortgagee, delivered to Landlord within thirty (30) days after service of notice that the Lease has been terminated to Leasehold Mortgagee, Landlord shall enter into a new lease of the Leased Premises with Leasehold Mortgagee or a Transferee; provided, that any Transferee that is not a Leasehold Mortgagee or a Leasehold Mortgagee Related Party satisfies (or has a guarantor that satisfies) the Transferee Financial Conditions.
(ii)    Such new lease shall be entered into within thirty (30) days of such Leasehold Mortgagee’s written request at the sole cost of Leasehold Mortgagee or a Transferee, shall be effective as of the date of termination of this Lease, shall be for the

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remainder of the Term of this Lease, and at the Rent and upon all the terms, covenants and conditions of this Lease, including any applicable Termination Options.
(iii)    Such new lease shall require the tenant thereunder to perform any unfulfilled obligations of Tenant under this Lease which are curable.
(iv)    Upon the execution of such new lease, the tenant named therein shall pay any and all Rent and other sums which would at the time of the execution thereof be due under this Lease but for such termination and shall pay all expenses (including, without limitation, counsel fees) incurred by Landlord in connection with the preparation, execution and delivery of such new lease.
(v)    The tenant named therein or a permitted operator/manager shall procure (or make application for) and maintain the Licenses and Permits, in each case so as to enable the continued lawful operation of the Project at all times.
(i)    Nothing in this Section 19.3 shall impose any obligation on the part of Landlord to deliver physical possession of the Leased Premises to the Leasehold Mortgagee or any Transferee unless Landlord at the time of the execution and delivery of such new lease has obtained physical possession thereof. Notwithstanding the foregoing, if a Leasehold Mortgagee shall have the option hereunder to enter into a new lease with Landlord, but at the time of the exercise of such option Leasehold Mortgagee or such Transferee does not meet the financial or other requirements specified in clause (i) or (v) of Section 19.3(h), if applicable, such Leasehold Mortgagee or Transferee shall have one hundred twenty (120) days from the date it acquires the Leasehold Premises to either transfer its interest in such new lease to a Person who complies with such requirements, or otherwise come into compliance on its own. Failure to comply with this paragraph shall constitute and Event of Default under such new lease.
(j)    Notwithstanding anything to the contrary contained in this Section 19.3, the foregoing provisions of this Section 19.3 shall not apply with respect to any Leasehold Mortgagee that is an Affiliate of Tenant and which owns, directly or indirectly, 75% or more of Tenant or which is under 75% or more common ownership with Tenant (except for any Leasehold Mezzanine Lender that becomes an Affiliate of Tenant by virtue of a foreclosure on a pledge securing its loan).
19.4    Landlord’s Acknowledgement of Leasehold Mortgage. Landlord shall, upon written request, acknowledge receipt of the name and address of any Leasehold Mortgagee and confirm to such party whether, based solely on written evidence submitted by Tenant to Landlord and assuming the truth and accuracy thereof, such party is or would be upon closing of its financing or its acquisition of an existing Leasehold Mortgage, be (a) a Leasehold Mortgagee as defined herein and (b) an Authorized Institution, provided Landlord receives reasonable proof of the foregoing.
19.5    Modifications Requested by Leasehold Mortgagee. Landlord shall not unreasonably withhold its consent or agreement to any modifications to this Lease that are reasonably requested by and for the benefit of a Leasehold Mortgagee, provided that any such modification (a) is (i) not contrary to customary requirements of other leasehold mortgagees or

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mezzanine lenders at the time in the State of New York, including those imposed by rating agency guidelines, or (ii) due to banking, insurance or similar laws and regulations, and (b) does not adversely affect any of Landlord’s rights or remedies in any material respect, decrease any of the Rents payable under this Lease or increase (other than to a de minimis extent) any of Landlord’s obligations under this Lease.
ARTICLE 20.
TENANT’S SIGNS
20.1    Location and Type. Tenant shall have the right to erect and maintain any and all signs subject to any applicable provisions of this Lease, the Master Declaration and applicable Laws, including without limitation:
(a)    signs on the interior or exterior of any windows of the Improvements;
(b)    easel or placard signs within the lobby entrance or on sidewalks immediately in front of the Improvements, provided the same do not unreasonably interfere with pedestrian traffic;
(c)    poster cases within the lobby of the Improvements and on the exterior walls of the Improvements;
(d)    directional signage on the Leased Premises; and
(e)    all other signage Tenant deems desirable in the ordinary course of the operation of its business at the Leased Premises.
20.2    Design. The design of all signage which Tenant elects to construct pursuant to Section 20.1 (such present and future signs referred to as “Tenant’s Signs”) shall be in compliance with the applicable provisions of this Lease, the Master Declaration and applicable Laws. Tenant’s Signs shall be constructed and maintained in good repair at Tenant’s expense. Tenant shall pay the cost of electricity consumed in illuminating Tenant’s Signs.
20.3    Protection of Signs Visibility. Landlord shall not erect or permit to be erected any sign or advertising device on the roof or exterior walls of the Improvements, nor any landscaping, signs or other obstructions on the Leased Premises except as permitted pursuant to the provisions of the Restrictive Agreements.
ARTICLE 21.
ESTOPPEL CERTIFICATES; FEE MORTGAGES
21.1    Estoppel Certificates. Each party agrees, within ten (10) days after request by the other party, to execute, acknowledge and deliver to and in favor of the other party (and/or a party designated by such other party, including, without limitation, the proposed holder of any Fee Mortgage or purchaser of the Leased Premises, any Leasehold Mortgagee, or any proposed sublessee or assignee of Tenant, an estoppel certificate in such form as the requesting party may reasonably request, but stating no less than: (a) whether this Lease is in full force and effect; (b)

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whether this Lease has been modified or amended and, if so, identifying and describing any such modification or amendment; (c) the date to which rent and any other charges have been paid; and (d) whether such has Knowledge of any default on the part of the other party or has Knowledge of any claim against the other party and, if so, specifying the nature of such default or claim.
21.2    Fee Mortgages. Nothing contained herein, including but not limited to the PILOT Agreement, or the nominal leasing or sub-leasing of the Leased Premises to a local or county development agency, shall in any way limit or restrict Landlord’s right to encumber its fee interest in the Leased Premises with one or more mortgages and/or assignments of leases and rents and to encumber any direct or indirect equity interests in Landlord (each, together with any and all amendments, modifications, extensions and replacements thereof, a “Fee Mortgage”). The beneficiary of any Fee Mortgage, together with its successors and assigns, is referred to herein as a “Fee Mortgagee”. No Fee Mortgagee shall have the rights or benefits set forth in this Article 21 or elsewhere in this Lease unless such Fee Mortgagee (or a trustee of any debt secured by Fee Mortgage) is an Authorized Institution. Notwithstanding any provision to the contrary in any such Fee Mortgage, any Fee Mortgage now or hereafter encumbering Landlord’s interest in the Leased Premises shall be subject and subordinate to this Lease (and any new Lease that is entered into in accordance with the applicable provisions of Section 19.3), the Leasehold Estate created hereby (or by such new Lease that is entered into in accordance with the applicable provisions of Section 19.3) and the rights of Tenant and Leasehold Mortgagees under this Lease (or under such new Lease that is entered into in accordance with the applicable provisions of Section 19.3) for so long as this Lease (or such new Lease that is entered into in accordance with the applicable provisions of Section 19.3) remains in full force and effect. For the avoidance of doubt, except as expressly provided in this Article 21, Tenant shall have no obligations under this Lease in respect of any Fee Mortgage. At the request of Leasehold Mortgagee or Tenant, and at Tenant’s sole cost and expense, Fee Mortgage shall confirm such subordination in a writing mutually acceptable to Tenant and Fee Mortgagee acting reasonably. In the event of any conflict between the terms of a Fee Mortgage and this Lease, the terms of this Lease shall prevail.
21.3    Modifications Requested by Fee Mortgagee. Tenant shall not unreasonably withhold its consent or agreement to any modifications to this Lease that are reasonably requested by and for the benefit of a Fee Mortgagee, provided that any such modification (a) is (i) not contrary to customary requirements of other mortgagees at the time in the State of New York, including those imposed by rating agency guidelines, or (ii) due to banking, insurance or similar laws and regulations in order, and (b) does not adversely affect any of Tenant’s rights in any material respect, increase any of the Rents payable under this Lease or increase (other than to a de minimis extent) any of Tenant’s other obligations under this Lease.
21.4    Attornment by Tenant. Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of the exercise of the power of sale under, any Fee Mortgage, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease (a “Successor Landlord”), provided such Successor Landlord assumes in writing Landlord’s obligations under this Lease (it being understood that Tenant shall, if requested, enter into a new lease on terms identical to those in this Lease); provided, that any such Successor Landlord shall not be (a) liable for any act, omission or default of any prior landlord (including,

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without limitation, Landlord); (b) liable for the return of any moneys paid to or on deposit with any prior landlord (including, without limitation, Landlord), except to the extent such moneys or deposits are delivered to such Successor Landlord; (c) subject to any offset, claims or defense that Tenant might have against any prior landlord (including, without limitation, Landlord); (d) bound by any Rent which Tenant might have paid for more than the current month to any prior landlord (including, without limitation, Landlord) unless actually received by such Successor Landlord; (e) bound by any covenant to perform or complete any construction in connection with the Project or the Leased Premises or to pay any sums to Tenant in connection therewith; or (f) bound by any waiver or forbearance under, or any amendment, modification, abridgment, cancellation or surrender of, this Lease made without the consent of such Successor Landlord. Upon request by such Successor Landlord, Tenant shall execute and deliver an instrument or instruments, reasonably requested by such Successor Landlord, confirming the attornment provided for herein, but no such instrument shall be necessary to make such attornment effective but in no event shall such attornment require Tenant to otherwise increase or modify in any respect its obligations hereunder.
21.5    Fee Mortgagee Right to Cure Landlord Defaults.
(a)    Landlord shall promptly provide Tenant and any Leasehold Mortgage of which Tenant has given Landlord written notice with written notice that a Fee Mortgage has been filed, along with the name, facsimile, contact person, email address, and address of the Fee Mortgagee. Landlord shall promptly give Tenant written notice of any change in the identity or address of any Fee Mortgagee. Tenant, upon serving any notice of default on Landlord shall also serve a copy of such notice upon Fee Leasehold Mortgagee, at the address provided to Tenant in writing by Landlord and no such notice of default shall be deemed to have been duly given as to the Fee Mortgagee unless and until a copy thereof has been so served upon the Fee Mortgagee at such address.
(b)    If Landlord is in default of any of its obligations under this Lease, any Fee Mortgagee shall have the right to remedy such default (or cause the same to be remedied) within the same period provided to Landlord hereunder and as otherwise provided in this Section 21.5, and Tenant shall accept such performance by or on behalf of Fee Mortgagee as if the same had been made by Landlord. For the avoidance of doubt, if there is at any time more than one (1) Fee Mortgagee, all cure periods and other rights granted to a Fee Mortgagee hereunder shall run concurrently and not serially and shall run to the acting Fee Mortgagee whose Fee Mortgage is most senior (except to the extent that all Fee Mortgagees give Tenant written notice setting forth a different order of priority, it being understood that Tenant shall only be required to accept cure from and otherwise deal with one (1) Fee Mortgagee at a time).
21.6     Form of Documents. Landlord and Tenant, upon request of any party in interest, shall execute promptly such commercially reasonable instruments or certificates to carry out the provisions of this Article 21; provided, that, neither party shall be required to execute any such instruments or certificates that would in any way modify the terms and provisions of this Lease or increase the obligations of any party beyond those set forth herein.

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ARTICLE 22.
DEFAULT
22.1     Tenant Default. An event of default (“Event of Default”) shall exist under this Lease if:
(a)    Tenant fails to pay any installment of Rent, including Annual Fixed Rent and any other charge under this Lease within ten (10) days after notice of default (but Landlord is not required to give more than four (4) such default notices during any one Lease Year);
(b)    Reserved;
(c)    Reserved;
(d)    Tenant (i) commences any case, proceeding or other action seeking to have an order for relief entered on its behalf as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any federal, state or local law relating to bankruptcy, insolvency, reorganization or relief of debtors, (ii) makes an assignment for the benefit of its creditors, (iii) is generally unable to pay its debts as they mature, (iv) seeks or consents to the appointment of a receiver of itself or of the whole or any substantial part of its property, or (v) files a petition or answer seeking reorganization or arrangement under an order or decree appointing, without the consent of Tenant, a receiver of Tenant of the whole or substantially all of its property, and such case, proceeding or other action is not dismissed within ninety (90) days after the commencement thereof;
(e)    the estate or interest of Tenant in the Leased Premises or any part thereof is levied upon or attached in any proceeding and the same is not vacated or discharged within the later of ninety (90) days after commencement thereof or thirty (30) days after receipt by Tenant of notice thereof from Landlord (unless Tenant is contesting such lien or attachment in accordance with this Lease);
(f)    Tenant breaches or fails to perform and observe any of its obligations set forth in Section 14.2 within the time frames set forth therein;
(g)    Tenant abandons all or substantially all of the Leased Premises during the Term of this Lease for a period of thirty (30) consecutive days;
(h)    Tenant fails to perform or observe any of the other covenants, terms, provisions or conditions on its part to be performed or observed under this Lease in all material respects, within thirty (30) days after written notice of default (or if more than thirty (30) days shall be reasonably required for such cure because of the nature of the default, if Tenant fails to proceed diligently and continuously to cure such default after such notice to completion);
(i)    So long as Tenant is an Affiliate of the Casino Tenant, if there is an Event of Default under the Casino Lease.

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22.2     Termination and Re-Entry.
(a)    This Lease and the estate hereby granted are subject to the limitation that if an Event of Default shall occur, then, in any such case, Landlord may give to Tenant a notice of intention to terminate this Lease and the term hereof as of the tenth (10th) day after the giving of such notice, in which event, as of such tenth (10th) day, this Lease and the term hereof shall terminate with the same effect as if such day was the Expiration Date, but Tenant shall remain liable for damages as hereinafter provided or pursuant to law. Notwithstanding anything in this Lease to the contrary, upon the occurrence of any Event of Default under Section 22.1(i) hereof, Landlord shall take no action to effect a termination of this Lease unless and until (I) Landlord agrees with any Leasehold Mortgagee or its designee (provided such designee meets the requirements of a Transferee set forth in Section 19.3(f)) to enter into a new lease with such Leasehold Mortgagee or its designee, as Tenant, and Landlord, as landlord, on the same terms and provisions of this Lease and (II) the then-current fee owner of the Leased Premises provides to any Leasehold Mortgagee or its designee (provided such designee meets the requirements of a Transferee set forth in Section 19.3(f)) a subordination, non-disturbance and attornment agreement with such Leasehold Mortgagee or its designee in substantial conformance with the SNDA. For avoidance of doubt, Tenant’s delivery of a Buyer’s Purchase Notice hereunder shall not operate to suspend any of Tenant’s payment obligations under this Lease prior to the Closing (as defined in the Purchase Option Agreement) of such purchase
(b)    If Tenant defaults in the payment of any Rent and such default continues for ten (10) days after notice from Landlord of such default and Landlord has elected to terminate this Lease in accordance with Section 22.2(a) or if this Lease shall otherwise terminate as in Section 22.2(a) provided, Landlord or Landlord’s agents and servants may immediately or at any time thereafter re-enter into or upon the Leased Premises, or any part thereof, either by summary dispossess proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any persons therefrom, to the end that Landlord may have, hold and enjoy the Leased Premises. The words “re-enter” and “re-entering” as used in this Lease are not restricted to their technical legal meanings. Upon such termination or re-entry, Tenant shall pay to Landlord any Rent then due and owing (in addition to any damages payable under Section 22.3(a) below).
22.3     Damages.
(a)    If this Lease shall terminate pursuant to the provisions of Section 22.2(a) hereof, or if Landlord shall otherwise reenter the Leased Premises pursuant to Section 22.2(b) or in the event of the termination of this Lease, or of reentry, by or under any summary dispossess or other proceedings or action or any provision of law by reason of default hereunder on the part of Tenant, then the following provisions shall apply:
(i)    Tenant shall pay to Landlord the Rent payable up to the time of such termination of this Lease, or of any such reentry by Landlord, as the case may be and
(ii)    Tenant shall pay to Landlord as damages, at the election of Landlord, either of the following amounts:

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(A)    A sum which, at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the then present value (calculated at the then current Prime Rate plus two percent (2%)) of the excess, if any, of (1) the aggregate amount of the Annual Fixed Rent and other Rent payable by Tenant pursuant to this Lease which would have been payable by Tenant for the period commencing with such earlier termination of this Lease or the date of any such reentry, as the case may be, and ending with the date contemplated as the next Option Date hereof if this Lease had not so terminated or if Landlord had not so reentered the Leased Premises, over (2) the aggregate rental value of the Leased Premises for the same period (for the purposes of this clause (A) the amount of Taxes and all other Rent other than Annual Fixed Rent which would have been payable by Tenant under this Lease shall, for each calendar year ending after such termination or re-entry, be deemed to be an amount equal to the amount of such Taxes and all other Rent other than Annual Fixed Rent payable by Tenant for the calendar year immediately preceding the calendar year in which such termination or re-entry shall occur), or
(B)    Sums equal to the Rent payable by Tenant pursuant to this Lease which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so reentered the Leased Premises, payable upon the due dates therefor specified herein following such termination or such reentry and until the date contemplated as the next Option Date hereof if this Lease had not so terminated or if Landlord had not so reentered the Leased Premises; provided, that, that if Landlord shall relet the Leased Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting (including any net rents from subtenants), such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by Landlord in terminating this Lease or in reentering the Leased Premises and in securing possession thereof, as well as the out-of-pocket expenses of reletting, including altering and preparing the Leased Premises for new tenants, customary brokers’ commissions, and legal fees and expenses, it being understood that any such reletting may be for a period shorter or longer than the remaining term of this Lease; but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this subdivision to a credit in respect of any net rents from a reletting, except to the extent that such net rents are actually received by Landlord; provided, that the cost of alteration and preparation of the Leased Premises for new tenants shall not include material capital renovations. If the Leased Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot basis shall be made of the rent received from such reletting and of the expenses of reletting.
If the Leased Premises or any part thereof are relet by Landlord for the unexpired portion of the term of this Lease, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall, prima facie, be the

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fair and reasonable rental value for the Leased Premises, or part thereof, so relet during the term of the reletting. Landlord shall not be liable in any way whatsoever for its failure or refusal to relet the Leased Premises or any part thereof, or if the Leased Premises or any part thereof are relet, for its failure to collect the rent under such reletting, and no such refusal or failure to relet or failure to collect rent shall release or affect Tenant’s liability for damages or otherwise under this Lease.
(b)    If, as of the date of termination or reentry, the Leased Premises shall not be in the condition in which Tenant has agreed to surrender the same to Landlord at the expiration or earlier termination of this lease, then, without notice or other action by Landlord, Tenant shall pay, as and for liquidated damages therefor, the cost (as estimated by an independent contractor selected by Landlord) of placing the Leased Premises in the condition in which Tenant has agreed to surrender the same.
(c)    Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such monies shall be credited by Landlord against any Rent due from Tenant at the time of such termination or reentry or, at Landlord’s option, against any other damages payable by Tenant pursuant to this Section 22.3 or pursuant to Law.
(d)    Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election after the termination of this Lease in accordance with its terms, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been so terminated under the provisions of this Section 22.3, or had Landlord not reentered the Leased Premises. Except as otherwise expressly provided in this Article 22, nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as damages by reason of the termination of this Lease or reentry on the Leased Premises for the default of Tenant under this Lease an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved whether or not such amount be greater than any of the sums referred to in Section 22.3(a).
(e)    Landlord may, in its sole discretion, relet the whole or any part of Premises for the whole or any part of the unexpired term of this Lease, or longer, or from time to time for shorter periods, for any rental it wishes and giving such concessions of rent and making such special repairs, alterations, decorations and paintings for any new tenant as it may in its sole and absolute discretion deem advisable, and Landlord may collect and receive the rents thereunder. In no event shall Landlord ever be obligated to relet or to attempt to relet the Premises or any part thereof.
(f)    Following an Event of Default, all amounts due from Tenant to Landlord pursuant to this Lease shall bear interest at the Default Rate.
22.4     Self Help. If Tenant fails to perform any agreement or obligation on its part to be performed under this Lease, Landlord or any Fee Mortgagee, without thereby waiving such default (or any covenant, term or condition herein contained or the performance thereof), may perform the same for the account and at the expense of Tenant, (a) immediately and without notice in the case of emergency or in case such failure may result in a violation of any Law or in a cancellation of

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any insurance policy maintained by Landlord and (b) in any other case if such failure continues beyond any applicable grace period. Landlord or any Fee Mortgagee shall have the right to enter the Leased Premises to rectify a default of Tenant as aforesaid. Tenant shall on demand reimburse Landlord or such Fee Mortgagee, as applicable, for the actual costs and expenses incurred by such party in rectifying defaults as aforesaid, including reasonable attorneys’ fees and disbursements, together with interest thereon at the Default Rate, but nothing herein shall be deemed to permit Tenant to set off any costs of cure or other amounts against the amounts owing to Landlord hereunder.
22.5     Other Remedies. Anything in this Lease to the contrary notwithstanding, during the continuation of any Event of Default, Tenant shall not be entitled to exercise any rights or options, under or pursuant to this Lease.
22.6     Remedies Cumulative. The various rights and remedies given to or reserved to Landlord and Tenant by this Lease or allowed by law shall be cumulative, irrespective of whether so expressly stated. In the event of a breach or threatened breach by Tenant of any of its obligations under this Lease, Landlord shall also have the right to enforce by injunction any of the terms and covenants hereof.
22.7     Certain Waivers. Tenant waives and surrenders all right and privilege that Tenant might have under or by reason of any present or future law to redeem the Leased Premises or to have a continuance of this Lease after Tenant is dispossessed or ejected therefrom by process of law or under the terms of this Lease or after any termination of this Lease.
22.8     Limitation on Landlord’s Liability. Notwithstanding anything to the contrary in this Lease, Tenant will look solely to the interest of Landlord (or its successor as Landlord hereunder) in the Leased Premises for the satisfaction of any judgment or other judicial process requiring the payment of money as a result of (a) any negligence (including gross negligence) or (b) any breach of this Lease by Landlord or its successor (including any beneficial owners, partners, shareholders, trustees or others affiliated or related to Landlord or such successor) and Landlord shall have no personal liability hereunder of any kind.
22.9     Interest on Past Due Obligations; Late Charges. Except where another rate of interest is specifically provided for in this Lease, any amount due from either party to the other under this Lease which is not paid when due shall bear interest at the Default Rate from the date that is five (5) days after the date such payment was due to and including the date of payment. In addition, Tenant acknowledges that the late payment of any installment of Annual Fixed Rent will cause Landlord to incur certain costs and expenses, the exact amount of which are extremely difficult or impractical to fix. These costs and expenses may include, without limitation, administrative and collection costs and processing and accounting expenses. Therefore, if any installment of Annual Fixed Rent is not received by Landlord from Tenant when due on more than two (2) occasions in any twelve (12) month period, then Tenant shall immediately pay to Landlord a late charge equal to the greater of (i) four percent (4%) of such delinquent amount, and (ii) One Thousand Dollars ($1,000.00). Landlord and Tenant agree that this late charge represents a reasonable estimate of the costs and expenses Landlord will incur and is fair compensation to Landlord for its loss suffered by reason of late payment by Tenant. Upon accrual, all such late charges shall be deemed Additional Rent.

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

ARTICLE 23.
ACCESS TO PREMISES
23.1     Ongoing Access and Inspection Rights. Tenant shall permit Landlord and its authorized representatives to enter the Leased Premises during normal business hours (upon 48 hours prior notice, except in the event of an emergency, in event which no prior notice is required prior to entry) for the purposes of (a) conducting periodic inspections, (b) performing any work thereon required or permitted to be performed by Landlord pursuant to this Lease or the Restrictive Agreements, including, but not limited to, installation of water utility lines, and removal of stockpiled soil for the purpose of constructing wetland mitigation areas, (c) showing the Leased Premises to prospective purchasers or lenders, and (d) during the twelve (12) months following the exercise by Tenant of a Termination Option in accordance with Section 4.2, showing the Leased Premises to prospective lessees. In entering the Leased Premises, Landlord and its designees shall not unreasonably interfere with operations on the Leased Premises and shall comply with Tenant’s reasonable instructions and security protocol. In no event shall Landlord be permitted to enter any “cage” or other secure, restricted access or money handling areas without a Tenant representative and otherwise in accordance with applicable Law.
23.2     Landlord’s Construction Inspection Rights. During the Term, Landlord shall have the right to physically inspect, and to cause one or more engineers or other representatives of Landlord to physically inspect, the Leased Premises, as long as the same does not substantially interfere with Tenant’s operation of or construction activities on the Leased Premises. Such inspections shall include (without limitation) such tests, inspections and audits of environmental and soil conditions as Landlord deems necessary. Landlord shall make such inspections in good faith and with due diligence. All inspection fees, appraisal fees, engineering fees, environmental fees and other expenses of any kind incurred by Landlord relating to the inspection of the Leased Premises will be solely Landlord’s expense. Tenant shall cooperate with Landlord in all reasonable respects in making such inspections; provided, that such inspections shall not interfere with any such construction, or cause delay in the completion thereof, in any material respect. Tenant reserves the right to have a representative present at the time Landlord conducts any such inspection of the Leased Premises. Landlord shall notify Tenant not less than two (2) business days in advance of making any such inspection and such inspection shall be made during normal business hours. In making any inspection, Landlord will treat, and will cause any representative of Landlord to treat, all information obtained by Landlord pursuant to the terms of this Section 23.2 as strictly confidential in accordance with Section 26.24 hereof. Landlord shall indemnify Tenant against any claims arising from Landlord’s or Landlord’s designees’ inspection and testing conducted on the Leased Premises under this Section 23.2.
ARTICLE 24.
SURRENDER OF PREMISES
24.1     Surrender of Leased Premises. At the expiration or sooner termination of the term of this Lease in accordance with the terms hereof, Tenant shall surrender the Leased Premises to Landlord, in vacant and broom clean condition, with all structural elements and systems in working order and repair (reasonable wear and tear excepted and without warranty as to future performance

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

of such systems), and shall surrender all keys for the Leased Premises to Landlord at the place then fixed for the payment of Rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Leased Premises. At the expiration or sooner termination of the term of this Lease, the Leased Premises shall be surrendered free and clear of any space leases and other rights of occupancy, unless Landlord otherwise elects, in which case Tenant shall assign to Landlord all of Tenant’s right, title and interest in such space leases and rights of occupancy as Landlord shall elect to acquire (together with all security deposits, guarantees, and other rights or benefits relating thereto but without representation or warranty of any kind) and Landlord shall assume the obligations thereunder accruing following such assignment, pursuant to an assignment and assumption agreement reasonably satisfactory to Landlord and Tenant. Tenant shall remove all Tenant’s Property within thirty (30) days after the expiration or sooner termination of the Term (such entry onto the Leased Premises for such purpose shall not be deemed a holdover, provided such removal is accomplished within such thirty (30) day period), and shall repair any damage to the structural elements or systems of the Leased Premises caused thereby, and any or all of such Tenant’s Property not so removed by Tenant shall, at Landlord’s option, become the exclusive property of Landlord or be disposed of by Landlord, at Tenant’s cost and expense, without further notice to or demand upon Tenant. Except as set forth herein, Tenant shall have no obligation to repair damage resulting from the removal of its equipment and the Leased Premises shall be surrendered to Landlord in “as is, where is” condition at the end of the Term. The provisions of this Article 24 shall survive the expiration or other termination of the term of this Lease.
ARTICLE 25.
FORCE MAJEURE
If either party is delayed or hindered in or prevented from the performance of any act required under this Lease by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive Laws (except as otherwise specifically provided herein), riots, insurrection, terrorist acts, war or other reason beyond the reasonable control of and not the fault of the party delayed in performing the work or doing the acts required under the terms of this Lease (collectively, “Force Majeure”), then performance of such act shall be excused for the period of the delay, and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Article shall not (a) operate to excuse Tenant from prompt payment of Rent or any other payment required by Tenant under the terms of this Lease, or (b) be applicable to delays resulting from the inability of a party to obtain financing or to proceed with its obligations under this Lease because of a lack of funds.
ARTICLE 26.
MISCELLANEOUS
26.1     Memorandum of Lease. Promptly following the Commencement Date, the parties hereto shall (i) execute and deliver a memorandum of this Lease for recording purposes substantially in the form attached hereto as Exhibit E and (ii) record such memorandum against the Leased Premises. Any such recording shall be at Tenant’s expense. If the parties amend the Lease, they shall have the right to record a memorandum of such amendment at Tenant’s expense.

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

26.2     Notices. All notices, consents, requests, approvals and authorizations (collectively, “Notices”) required or permitted under this Lease shall only be effective if in writing. All Notices (except Notices of default, which may only be sent pursuant to the methods described in clauses (a) and (b) below) shall be sent (a) by registered or certified mail (return receipt requested), postage prepaid, or (b) by Federal Express, U.S. Post Office Express Mail, Airborne or similar nationally recognized overnight courier which delivers only upon signed receipt of the addressee, or (c) by facsimile transmission with original sent via a method set forth in clause (a) or (b) above and addressed as follows or at such other address, and to the attention of such other person, as the parties shall give notice as herein provided:

If intended for Landlord:	Adelaar Developer c/o EPR Properties Attention: Asset Management 909 Walnut Street, Suite 200 Kansas City, Missouri 64106 Telephone: (816) 472-1700 Facsimile: (816) 472-5794

With a copy to:	EPR Properties Attention: General Counsel 909 Walnut Street, Suite 200 Kansas City, Missouri 64106 Telephone: (816) 472-1700 Facsimile: (816) 472-5794

With a copy to:	Zarin & Steinmetz 81 Main Street, Suite 415 While Plains, New York 10601 Attention: Michael D. Zarin, Esq. Telephone: (914) 682-7800 Facsimile: (914) 583-5490
If intended for Tenant:
Empire Resorts Real Estate I, LLC
c/o Empire Resorts, Inc.
204 Route 17B
Monticello, New York 12701
Attention: Joseph A. D’Amato
Telephone:     (845) 807-0001
Facsimile:     (845) 807-0000

With a copy to:	Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza New York, New York 10006 Attention: Steven L. Wilner, Esq.

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

Telephone:    (212) 225-2672
Facsimile:    (212) 225-3999
A notice, request and other communication shall be deemed to be duly received if delivered by a nationally recognized overnight delivery service, when delivered to the address of the recipient, if sent by mail, on the date of receipt by the recipient as shown on the return receipt card, or if sent by facsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the recipient’s facsimile number; provided that if a notice, request or other communication is served by hand or is received by facsimile on a day which is not a Business Day, or after 5:00 p.m. local time on any Business Day at the addressee’s location, such notice or communication shall be deemed to be duly received by the recipient at 9:00 a.m. local time of the addressee on the first Business Day thereafter. Rejection or other refusal to accept or the inability to delivery because of changed address of which no Notice was given shall be deemed to be receipt of the Notice as of the date of such rejection, refusal or inability to deliver.
26.3     Waiver of Performance and Disputes. One or more waivers of any covenant, term or condition of this Lease by either party shall not be construed as a waiver of a subsequent breach of the same or any other covenant, term or condition, nor shall any delay or omission by either party to seek a remedy for any breach of this Lease or to exercise a right accruing to such party by reason of such breach be deemed a waiver by such party of its remedies or rights with respect to such breach. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any similar act. Any amounts paid by Tenant to Landlord may be applied by Landlord, in Landlord’s discretion, to any items then owing by Tenant to Landlord under this Lease. Receipt by Landlord of a partial payment shall not be deemed to be an accord and satisfaction (notwithstanding any endorsement or statement on any check or any letter accompanying any check or payment) nor shall such receipt constitute a waiver by Landlord of Tenant’s obligation to make full payment. No act or thing done by Landlord or its agents shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord.
26.4     Exculpation. No disclosed or undisclosed shareholder, partner, member or other constituent owner of Tenant or of any Affiliate of Tenant, and none of their respective officers, directors, trustees, employees or agents, shall have any liability for the obligations of Tenant under this Lease. No disclosed or undisclosed shareholder, partner, member or other constituent owner of Landlord or of any Affiliate of Landlord, and none of their respective officers, directors, trustees, employees or agents, shall have any liability for the obligations of Landlord under this Lease.
26.5     Modification of Lease. The terms, covenants and conditions hereof may not be changed orally, but only by an instrument in writing signed by the parties hereto.
26.6     Captions. Captions throughout this instrument are for convenience and reference only and the words contained therein shall in no way be deemed to explain, modify, amplify or aid in the interpretation or construction of the provisions of this Lease.

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

26.7     Lease Binding on Successors and Assigns, etc. Except as herein otherwise expressly provided, all covenants, agreements, provisions and conditions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their heirs, devisees, executors, administrators, successors in interest and permitted assigns as well as permitted grantees of Landlord, and shall run with the land. Without limiting the generality of the foregoing, all rights of Tenant under this Lease may be granted by Tenant to any permitted sublessee of Tenant, subject to the terms of this Lease.
26.8     Brokers. Landlord represents and warrants to Tenant that it has not incurred or caused to be incurred any liability for real estate brokerage commissions or finder’s fees in connection with the execution or consummation of this Lease for which Tenant may be liable. Tenant represents and warrants to Landlord that it has not incurred or caused to be incurred any liability for real estate brokerage commissions or finder’s fees in connection with the execution or consummation of this Lease for which Landlord may be liable. Each of the parties agrees to indemnify and hold the other harmless from and against any and all claims, liabilities or expense (including reasonable attorneys’ fees) in connection with any breach of the foregoing representations and warranties.
26.9     Landlord’s Status as a REIT. The following clause shall be applicable if the Landlord or one of its Affiliates is a real estate investment trust: Tenant acknowledges that Landlord or one of its Affiliates intends to elect to be taxed as a real estate investment trust (“REIT”) under the Code. Tenant shall exercise commercially reasonable efforts to cooperate in good faith with Landlord to ensure that Landlord or its Affiliate’s status as a REIT is not adversely affected in any material respect. Tenant agrees to enter into reasonable modifications of this Lease which do not adversely affect Tenant’s rights and liabilities if such modifications are required to retain or clarify Landlord or its Affiliate’s status as a REIT.
26.10    Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of law provisions, except that it is the intent and purpose of the parties hereto that the provisions of Section 5-1401 of the General Obligations Law of the State of New York shall apply to this Lease.
26.11    Joint Preparation. This Lease (and all exhibits thereto) is deemed to have been jointly prepared by the parties hereto, and any uncertainty or ambiguity existing herein, if any, shall not be interpreted against any party, but shall be interpreted according to the application of the rules of interpretation for arm’s-length agreements.
26.12    Interpretation. It is hereby mutually acknowledged and agreed that the provisions of this Lease have been fully negotiated between parties of comparable bargaining power with the assistance of counsel and shall be applied according to the normal meaning and tenor thereof without regard to the general rule that contractual provisions are to be construed narrowly against the party that drafted the same or any similar rule of construction.
26.13    Severability. If any provisions of this Lease are determined to be invalid by a court of competent jurisdiction, the balance of this Lease shall remain in full force and effect,

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

and such invalid provision shall be construed or reformed by such court in order to give the maximum permissible effect to the intention of the parties as expressed therein.
26.14    Landlord and Tenant. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent or of partnership or of joint venture or of any association whatsoever between Landlord and Tenant, it being expressly understood and agreed that neither the computation of rent nor any other provision contained in this Lease nor any act or acts of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.
26.15    Authority. The Persons executing this Lease on behalf of Tenant and Landlord covenant and warrant to the other party that (a) they are duly authorized to execute this Lease on behalf of the party for whom they are acting, and (b) the execution of this Lease has been duly authorized by the party for whom they are acting.
26.16    Consent. Tenant’s sole right and remedy in any action concerning Landlord’s reasonableness in withholding or denying its consent or approval under this Lease (where reasonableness is required hereunder) will be an action for declaratory judgment or specific performance, and in no event shall Tenant be entitled to claim or recover any damages in any such action, unless Landlord has acted in bad faith in withholding such consent or approval.
26.17    Attorneys’ Fees. In case suit is brought because of the breach of any agreement or obligation contained in this Lease on the part of Tenant or Landlord to be kept or performed, and a breach is established, the prevailing party shall be entitled to recover all out-of-pocket expenses incurred in connection with such suit, including reasonable attorneys’ fees.
26.18    Further Assurances. Each of the parties hereto shall execute and provide all additional documents and other assurances that are reasonably necessary to carry out and give effect to the intent of the parties reflected in this Lease.
26.19    Counterparts. This Lease may be executed at different times and in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Lease by facsimile, .PDF or other means of electronic transmission shall be as effective as delivery of a manually executed counterpart of this Lease. In proving this Lease, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.
26.20    Rules of Construction. The following rules of construction shall be applicable for all purposes of this Lease, unless the context otherwise requires:
(a)    The terms “hereby,” “hereof,” “hereto,” “herein,” “hereunder” and any similar terms shall refer to this Lease, and the term “hereafter” shall mean after, and the term “heretofore” shall mean before, the date of this Lease.

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

(b)    Words of the masculine, feminine or neuter gender shall mean and include the correlative words of the other genders and words importing the singular number shall mean and include the plural number and vice versa.
(c)    The terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without being limited to.”
(d)    To the extent of any cross references to the Master Development Agreement, such references shall remain effective notwithstanding the termination or expiration of the Master Development Agreement, in whole or in part, or of such term in the Master Development Agreement.
26.21    Net Lease. This is an absolutely net lease and it is the intention of Landlord and Tenant that the Rent payable under this Lease and other costs related to Tenant’s use and operation of the Leased Premises, other than all Special District Capital Assessments prior to the Conversion Date and the Special District Capital Assessments in excess of the Capital Assessments Cap Amount at all times (which are each the responsibility of Landlord hereunder), shall be absolutely net to Landlord, and that Tenant shall pay during the Term, without any offset or deduction whatsoever, all such costs. Except as otherwise specifically provided in Articles 15 and 16 hereof, this Lease shall not terminate nor shall Tenant have any right to terminate this Lease; nor shall Tenant be entitled to any abatement, deduction, deferment, suspension or reduction of, or setoff, defense or counterclaim against, any Rent, charges, or other sums payable by Tenant under this Lease; nor shall the respective obligations of Landlord and Tenant be otherwise affected by reason of damage to or destruction of the Leased Premises from whatever cause, any taking by condemnation, eminent domain or by agreement between Landlord and those authorized to exercise such rights, the lawful or unlawful prohibition of Tenant’s use of the Leased Premises, the interference with such use by any Person other than Landlord, or, except as expressly provided otherwise in this Lease, by reason of any default or breach of any warranty or covenant by Landlord under this Lease, or for any other cause whether similar or dissimilar to the foregoing, any Laws to the contrary notwithstanding; it being the intention that the obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and that the Rent and all other charges and sums payable by Tenant hereunder shall continue to be payable in all events except to the extent otherwise provided pursuant to the express provisions of this Lease; and Tenant covenants and agrees that it will remain obligated under this Lease in accordance with its terms, and that it will not take any action to terminate, cancel, rescind or void this Lease in connection with the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Landlord or any assignee of, or successor to, Landlord, and notwithstanding any action with respect to this Lease that may be taken by a trustee or receiver of Landlord or any assignee of, or successor to, Landlord or by any court in any such proceeding. Nothing contained herein shall limit Tenant’s rights to pursue its own independent action against Landlord.
26.22    Transfer Taxes. Landlord and Tenant shall join in completing, executing, delivering and verifying the returns, affidavits and other documents required in connection with the taxes imposed under Article 31 of the Tax Law of the State of New York and any other tax payable by reason of the execution and delivery of this Lease (collectively, “Transfer Taxes”). The Transfer Taxes shall be paid by Tenant, subject to Tenant’s right to a credit against the purchase price set

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

forth in the Purchase Option Agreement. Tenant hereby agrees to indemnify, defend and hold Landlord free and harmless from and against any and all liability, claims, counterclaims, actions, damages, judgments, penalties, costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements including in connection with enforcing this indemnity) in connection with any liability arising under or in any way relating to the Transfer Taxes due and payable in connection with this Lease. The provisions of this Section 26.22 shall survive the expiration or earlier termination of this Lease.
26.23    No Merger. Without the written consent of Landlord, Tenant, all Fee Mortgagee and all Leasehold Mortgagees, Landlord’s fee interest in the Leased Premises shall not merge with the Leasehold Estate, notwithstanding any acquisition by any means of both Landlord’s interest in the Leased Premises and the Leasehold Estate by Landlord, Tenant, any Transferee, any Fee Mortgagee, Leasehold Mortgagee or a third party.
26.24    Confidential Information. Landlord agrees not to disclose to any Person (including, without limitation, any Competitor) (a) the amount of revenues from Project operations, (b) any other financial information with respect to Tenant or the Project required to be delivered or made available to Landlord hereunder, or (c) any confidential information obtained by Landlord in connection with an inspection by Landlord of the Leased Premises in accordance with Section 23.2 (collectively, the “Confidential Information”), except (i) to the extent such information is otherwise publicly known or available, (ii) to the taxing authorities with authority to inquire therein, and then only to the extent required under applicable Law, (iii) if requested by the Securities and Exchange Commission, or other foreign or domestic, state or local Governmental Authority, (iv) to Landlord’s accountants, attorneys, advisors, consultants, employees and agents, (v) an existing or prospective lender, investor, or prospective purchaser of the Leased Premises, Landlord’s interest therein, or any portion thereof, or Landlord or any of its Affiliates who has agreed to keep such information confidential, provided, that this clause (v) shall not apply to a Competitor of Tenant, (vi) to the extent required by applicable Law, (vii) to the extent legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose such provisions, (viii) to the extent required by any federal, state, local or foreign laws, or by any rules or regulations of any domestic or foreign public stock exchange or stock quotation system, that may be applicable to Landlord or any of Landlord’s direct or indirect constituent owners or Affiliates, or (ix) in connection with any action to collect any Rent or otherwise enforce any of the provisions of this Lease. The provisions of this Section 26.24 shall survive the expiration or earlier termination of this Lease for a period of one (1) year.
26.25    No Consequential Damages. Notwithstanding anything to the contrary contained in this Lease, Landlord and Tenant each hereby agrees that, whenever either party to this Lease shall be entitled to seek or claim damages against the other party (whether by reason of a breach of this Lease by such party, in enforcement of any indemnity obligation, for misrepresentation or breach of warranty, or otherwise), neither Landlord nor Tenant shall seek, nor shall there be awarded or granted by any court, arbitrator, or other adjudicator, any consequential, speculative, or punitive damages, whether such breach shall be willful, knowing, intentional, deliberate, or otherwise. Except as set forth in Section 22.10, neither party shall be liable for any loss of profits

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

suffered or claimed to have been suffered by the other (including, without limitation, by reason of any holdover by Tenant).
26.26    Inconsistencies. This Lease (and all exhibits thereto), and the Restrictive Agreements are intended to be consistent with each other, and shall be interpreted to avoid to the extent practicable any inconsistencies between the respective agreements. Except as otherwise provided herein, in the event of inconsistencies between this Lease, and the Restrictive Agreements, this Lease shall control.
ARTICLE 27.
WAIVER OF TRIAL BY JURY
TO THE FULLEST EXTENT PERMITTED BY LAW, TENANT AND LANDLORD HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER IN ANY MATTERS ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE AND OCCUPANCY OF THE FACILITY OR THE CENTER, AND ANY CLAIM OF INJURY OR DAMAGE.
ARTICLE 28.
OPTION TO PURCHASE.
Tenant shall have a purchase option in respect of the Leased Premises and a right of first offer in connection with any sale or assignment by Landlord, all as set forth in the Purchase Option Agreement.
[signature page follows]

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be duly executed as of the day and year first above written.
LANDLORD:
ADELAAR DEVELOPER, LLC, a Delaware limited liability company

By:	/s/ Gregory K. Silvers

Name:	Gregory K. Silvers

Title:	Manager/President

TENANT:
EMPIRE RESORTS REAL ESTATE I, LLC, a New York limited liability company

By:	/s/ Joseph D’ Amato

Name:	Joseph D’Amato

Title:	Authorized Signatory

With respect only to the obligations specifically identified under Section 5.3 and Section 11.3 hereof:
SPECIAL ASSESSMENTS LIMITED GUARANTOR:
EMPIRE RESORTS INC., a Delaware corporation

By:	/s/ Joseph D’Amato

Name:	Joseph D’Amato

Title:	Authorized Signatory

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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Schedule 1

Permitted Exceptions

Customary exceptions similar to the “Permitted Exceptions” in the Casino Lease and that certain Lease, dated the date hereof, by and between EPR Concord II, L.P., as landlord, and Empire Resorts Real Estate II, LLC, as tenant.

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

Schedule 2

Violations

•
New York State Department of Environmental Conservation, Notice of Violation- SPDES General Permit For Stormwater Discharges From Construction Activity, dated October 21, 2015, Permit #NYR10W713 (Monticello Raceway Management/EPT Concord Resort).

•
New York State Department of Environmental Conservation, Notice of Violation- SPDES General Permit For Stormwater Discharges From Construction Activity, dated October 21, 2015, Notice of Intent #NYR10W763 (EPT Concord Resort).

CONFIDENTIAL TREATMENT REQUEST BY
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IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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Schedule 3

Environmental Disclosures

Reference is made to the environmental disclosures contained within the following reports:

•	Montreign Development Site – Entertainment Village Property, Subsurface Investigation Report, Prepared by AKRF for Montreign Operating Company, LLC, and dated December 2015.

•	Montreign Development Site - Monster Golf Course and Golf Clubhouse, Subsurface Investigation Report, Prepared by AKRF for Montreign Operating Company, LLC, and dated December 2015.

•	Phase I Environmental Assessment - Entertainment Village, Prepared by AKRF for Montreign Operating Company, Inc., and dated December 18, 2015.

•	Phase I Environmental Assessment - Monster Golf Course and Golf Clubhouse, Prepared by AKRF for Montreign Operating Company, Inc., and dated December 18, 2015.

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
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Schedule 4

***

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Schedule 5

***

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Schedule 6

Fee and Leasehold Interests

◦
Lease to Agency made by and between EPT Concord II LLC, as Landlord, and County of Sullivan Industrial Development Agency, as Tenant, dated as of October 21, 2013, as referenced in Memorandum of Lease to Agency dated as of October 21, 2013, recorded December 5, 2013 in Instr. No. 2013-9394.

◦
Leaseback to Company made by and between County of Sullivan Industrial Development Agency, as Landlord, and EPT Concord II LLC, as Tenant, dated as of October 21, 2013, as referenced in Memorandum of Leaseback to Company dated as of October 21, 2013, recorded December 5, 2013 in Instr. No. 2013-9395.

•	Lease made by and between EPR Concord II, L.P, as Landlord, and Adelaar Developer, LLC, as Tenant, dated as of March 6, 2015, as amended December 28, 2015.

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Exhibit A

Legal Description

LEGAL DESCRIPTION OF GOLF COURSE BOUNDARY

All that certain parcel of land located in the Town of Thompson, Sullivan County, New York in Great Lot 1, Hardenburg Patent and designated as “Golf Course Boundary” on a map entitled “Golf Course Boundary Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated November 13, 2015” which is more particularly bounded and described as follows:

COMMENCING at the corner of lot numbers 51 and 52 of Great Lot 13, Hardenburg Patent where it intersects with the southerly line of Great Lot 1, Hardenburg Patent; said point being on the centerline of the existing Joyland Road, said point also being the common corner of now or formerly Sunshine (tax lot 15‑1‑20) on the northeast and now or formerly EPR Concord II, LP on the southeast (tax lot 23‑2‑1), southWest (tax lot 23‑1‑54.6), and northwest (tax lot 15‑1‑16) and continuing along the common boundary between now or formerly Sunshine (tax lot 15‑1‑20) on the east and now or formerly EPR Concord II, LP (tax lot 15‑1‑16) on the west, said boundary also being the centerline of existing Joyland Road to Chalet Road North 17°16’08” East, a distance of 51.08 feet to a point in the common proposed road line between Chalet Road on the north and Thompsonville Road on the south, and continuing along the northerly road line of Thompsonville Road the following four (4) courses and distances;

1.	North 69°03’45” West, a distance of 573.71 feet to a point of curvature,

2.	Along a curve to the left, having a radius of 829.00 feet, and an arc length of 208.96 feet to a point of tangency,

3.	North 83°30’17” West, a distance of 108.15 feet to a point of curvature and

4.	Along a curve to the left having a radius of 6029.00 feet, and an arc length of 24.20 feet to a point on the curve from which the radial bears South 06°15’55” West to the POINT AND PLACE OF BEGINNING:

CONTINUING FROM SAID POINT OF BEGINNING along aforementioned northerly road line of Thompsonville Road the following seven (7) courses and distances;

5.	Continuing along the aforementioned curve to the left, having a radius of 6029.00 feet, and an arc length of 241.79 feet to a point of tangency,

6.	North 86°01’57” West, a distance of 147.37 feet to a point of curvature,

7.	Along a curve to the left, having a radius of 3029.00 feet, and an arc length of 267.59 feet to a point of tangency,

8.	South 88°54’21” West, a distance of 49.46 feet to a point of curvature;

9.	Along a curve to the right, having a radius of 5971.00 feet, and an arc length of 319.99 feet to a point of tangency,

10.	North 88°01’25” West, a distance of 281.39 feet to a point of curvature and

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11.	Along a curve to the left, having a radius of 6029.00 feet, and an arc length of 80.00 feet to a point on the curve from which the radial bears South 01°12’58” West;

THENCE through now or formerly EPR Concord II, LP (tax lot 23‑1‑52.2) the following six (6) courses and distances;

12.	North 36°08’12” East, a distance of 138.58 feet,

13.	North 46°39’33” West, a distance of 184.50 feet,

14.	North 80°27’32” West, a distance of 121.93 feet,

15.	South 71°57’26” West, a distance of 172.23 feet,

16.	North 87°15’16” West, a distance of 129.52 feet and

17.
North 19°25’27” West, a distance of 537.10 feet to the common corner of now or formerly EPR Concord II, LP (tax lot 23‑1‑52.2) on the southeast, now or formerly Town of Thompson (tax lot 13‑3‑24) on the southwest and now or formerly EPR Concord II, LP (tax lot 15‑115) on the north;

THENCE along the common boundary between now or formerly EPR Concord II, LP (tax lot 15‑1‑15) on the north and now or formerly Town of Thompson (tax lot 13‑324) on the south, North 69°20’00” West, a distance of 128.15 feet to the common corner of now or formerly EPR Concord II, LP (tax lot 15‑1‑15) on the north, now or formerly Town of Thompson (tax lot 13‑3‑24) on the southeast and now or formerly EPR Concord II, LP (tax lot 13‑3‑22) on the southwest;

THENCE along the common boundary between now or formerly EPR Concord II, LP (tax lot 15‑1‑15) on the north and now or formerly EPR Concord II, LP (tax lot 133‑22) on the south, North 69°24’26” West, a distance of 235.78 feet to the line between Division 25 on the west and Division 17 on the east at the common corner of now or formerly EPR Concord II, LP (tax lot 15‑1‑15) on the northeast, now or formerly EPR Concord II, LP (tax lot 13‑3‑22) on the south and now or formerly EPR Concord II, LP (tax lot 13‑3‑20.3) on the northwest;

THENCE along said line between Division 25 on the west and Division 17 on the east also being the common boundary between now or formerly EPR Concord II, LP (tax lot 15‑1‑15) on the east and now or formerly EPR Concord II, LP (tax lot 13‑3‑20.3, 133‑20.2 & 13‑3‑20.1) on the west, North 15°30’21” East, a distance of 1710.73 feet to the common corner between now or formerly EPR Concord II, LP (tax lot 15‑1‑15) on the southeast, now or formerly EPR Concord II, LP (tax lot 13‑3‑20.1) on the southwest, now or formerly EPR Concord II, LP (tax lot 13‑3‑19.1) on the northwest and now or formerly EPR Concord II, LP (tax lot 15‑1‑14.2) on the northeast;

THENCE along the common boundary between now or formerly EPR Concord II, LP (tax lot 13‑3‑19.1) on the west and now or formerly EPR Concord II, LP (tax lot 15‑114.2) on the east, North 16 ‘31’47” East, a distance of 1031.28 feet;

THENCE through now or formerly EPR Concord II, LP (tax lot 15‑1‑14.2) the following two (2) courses and distances;

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18.	North 49 ‘53’39” East, a distance of 1408.51 feet and

19.	South 40°40’13” East, a distance of 459.52 feet to the to a point on the proposed westerly line of Chalet Road said point being on a curve from where the radial bears North 68°30’24” East,

THENCE along the aforementioned proposed westerly line of Chalet Road, the following three (3) courses and distances;

20.	Along said curve to the left, having a radius of 605.00 feet, and an arc length of 60.58 feet to a point of tangency,

21.	South 27°13’48” East, a distance of 474.39 feet to a point of curvature and

22.	Along said curve to the left, having a radius of 595.00 feet, and an arc length of 233.91 feet to a point on the curve from which the radial bears North 40°14’44” East,

CONTINUING through aforementioned now or formerly EPR Concord II, LP (tax lot 15‑1‑14.2) the following three (3) courses and distances;

23.	Along the aforementioned radial, South 40°14’44” West, a distance of 65.55 feet,

24.	South 24°10’36” East, a distance of 305.40 feet and

25.
South 56°32’37” East, a distance of 210.00 feet to a point in the common boundary between now or formerly EPR Concord II, LP (tax lot 15‑1‑14.2) on the west and now or formerly EPR Concord II, LP (tax lot 15‑1‑50) on the east;

THENCE along the aforementioned common boundary between now or formerly EPR Concord II, LP (tax lot 15‑1‑14.2) on the west and now or formerly EPR Concord II, LP (tax lot 15‑1‑50) on the east the following twelve (12) courses and distances;

26.	South 27°06’36” West, a distance of 78.99 feet,

27.	South 17°55’47” West, a distance of 156.34 feet,

28.	South 07°15’06” West, a distance of 139.27 feet,

29.	South 04°52’16” East, a distance of 73.96 feet,

30.	South 34°58’29” West, a distance of 113.94 feet,

31.	South 06°32’37” West, a distance of 40.45 feet,

32.	South 04°27’53” East, a distance of 193.59 feet,

33.	South 21°29’55” West, a distance of 59.40 feet,

34.	South 42°46’43” West, a distance of 99.24 feet,

35.	South 48°59’16” West, a distance of 127.61 feet,

36.	South 67°35’53” West, a distance of 170.27 feet and

37.
South 55°07’46” West, a distance of 183.59 feet to the common corner of now or formerly EPR Concord II, LP (tax lot 15‑1‑50) on the northeast and now or formerly EPR Concord II, LP (tax lot 15‑1‑13) on the south and west;

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THENCE along the common boundary of now or formerly EPR Concord II, LP (tax lot 15‑1‑50) on the north and now or formerly EPR Concord II, LP (tax lot 15‑1‑13) on the south, South 69°20’00” East, a distance of 585.15 feet;

THENCE through now or formerly EPR Concord II, LP (tax lot 15‑1‑13) the following three (3) courses and distances;

38.	South 00°00’00” East, a distance of 208.95 feet,

39.	South 58°09’45” East, a distance of 420.46 feet and

40.	North 82°21’29” East, a distance of 174.06 feet to the proposed westerly road line of Chalet Road;

CONTINUING along the proposed westerly road line of Chalet Road the following five (5) courses and distances;

41.	South 12°42’47” East, a distance of 569.44 feet to a point of curvature,

42.	Along the curve to the right, having a radius of 325.00 feet, and an arc length of 43.56 feet to a point on the curve from which the radial bears South 84°57’57” West,

43.	South 04°40’02” East, a distance of 39.17 feet,

44.	South 05°02’05” East, a distance of 105.91 feet to a point of curvature and

45.	Along a curve to the right, having a radius of 495.75 feet and an arc length of 21.54 feet to a point on the curve from which the radial bears South 87°27’17” West;

THENCE through now or formerly EPR Concord II, LP (tax lot 15‑1‑16) South 56°57’59” West, a distance of 343.58 feet to the common boundary between now or formerly EPR Concord II, LP (tax lot 15‑1‑16) on the east and now or formerly EPR Concord II, LP (tax lot 15‑1‑18) on the west;

THENCE along the aforementioned common boundary between now or formerly EPR Concord II, LP (tax lot 15‑1‑16) on the east and now or formerly EPR Concord II, LP (tax lot 15‑1‑18) on the west, South 16°45’00” West, a distance of 248.70 feet;

THENCE through now or formerly EPR Concord II, LP (tax lot 15‑1‑18), North 83°31’14” West, a distance of 354.87 feet to the common boundary between now or formerly EPR Concord II, LP (tax lot 15‑1‑18) on the east and now or formerly EPR Concord II, LP (tax lot 15‑1‑17) on the west;

THENCE along the aforementioned common boundary between now or formerly EPR Concord II, LP (tax lot 15‑1‑18) on the east and now or formerly EPR Concord II, LP (tax lot 15‑1‑17) on the west, North 16°45’00” East, a distance of 66.54 feet;

THENCE through now or formerly EPR Concord II, LP (tax lot 15‑1‑17) the following three (3) courses and distances;

46.	South 84°53’45” West, a distance of 211.18 feet,

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47.	South 40°39’55” West, a distance of 68.62 feet and

48.	South 21°54’59” West, a distance of 86.85 feet to the aforementioned northerly road line of Thompsonville Road to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 9,120,644 square feet or 209.381 acres of land more or less.

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LEGAL DESCRIPTION OF GOLF COURSE CLUBHOUSE BOUNDARY

All that certain parcel of land located in the Town of Thompson, Sullivan county, New York in Great Lot 1, Hardenburg Patent and designated as “Golf Course Clubhouse Boundary” on a map entitled “Golf Course Clubhouse Boundary Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated November 13, 2015” which is more particularly bounded and described as follows:

COMMENCING at the corner of lot numbers 51 and 52 of Great Lot 13, Hardenburg Patent where it intersects with the southerly line of Great Lot 1, Hardenburg Patent; said point being on the centerline of the existing Joyland Road, said point also being the common corner of now or formerly Sunshine (tax lot 15‑1‑20) on the northeast and now or formerly EPR Concord II, LP on the southeast (tax lot 23‑2‑1), southwest (tax lot 23‑1‑54.6), and northwest (tax lot 15‑1‑16) and continuing along the common boundary between now or formerly Sunshine (tax lot 15‑1‑20) on the east and now or formerly EPR Concord II, LP (tax lot 15‑1‑16) on the west, said boundary also being the centerline of existing Joyland Road to Chalet Road North 17°16’08” East, a distance of 51.08 feet to a point in the common proposed road line between Chalet Road on the north and Thompsonville Road on the south;

THENCE continuing along the northerly road line of Thompsonville Road North 69°03’45” West, a distance of 90.85 feet to the westerly proposed line of Chalet Road and continuing along same the following ten (10) courses and distances;

1.	North 20°56’15” East, a distance of 7.48 feet to a point of curvature,

2.	Along a curve to the right having a radius of 464.25 feet and an arc length of 59.59 feet to a point of tangency,

3.	North 25°45’27” East, a distance of 151.07 feet to a point of curvature,

4.	Along a curve to the left having a radius of 495.75 feet and an arc length of 122.68 feet to a point of tangency,

5.	North 11°34’45” East, a distance of 280.00 feet to a point of curvature,

6.	Along a curve to the left, having a radius of 495.75 feet and an arc length of 143.75 feet to a point of tangency,

7.	North 05°02’05” West, a distance of 105.91 feet,

8.	North 04°40’02” West, a distance of 39.17 feet to a non‑tangent curve from which the radial bears South 84°57’57” West,

9.	Along a curve to the left having a radius of 325.00 feet and an arc length of 43.56 feet to a point of tangency and

10.	North 12°42’47” West, a distance of 569.44 feet to the POINT AND PLACE OF BEGINNING:

CONTINUING FROM SAID POINT OF BEGINNING through now or formerly EPR Concord II, L.P. (tax lot 15‑1‑13) and partially along the northerly line of the Golf Course Boundary as shown on a map entitled “Golf Course Boundary Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated November 13, 2015” the following three (3) courses and distances;

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11.	Along the aforementioned Golf Course Boundary, South 82°21’29” West, a distance of 174.06 feet,

12.	Continuing along the aforementioned Golf Course Boundary, North 58°09’45” West, a distance of 420.46 feet,

13.
Continuing along the aforementioned Golf Course Boundary, North 00°00’00” East, a distance of 279.68 feet crossing into and continuing through now or formerly ERP Concord II, L.P. (tax lot 15‑1‑13) the following two (2) courses and distances,

14.	North 74°29’42” East, a distance of 135.99 feet and

15.	North 83°51’46” East, a distance of 139.52 feet along the projected radial to the next described course to a point on the westerly line of Chalet Road;

CONTINUING along aforementioned westerly line of Chalet Road the following four (4) courses and distances;

16.
From the point on the aforementioned curve from where the radial bears North 83°51’46” East along the curve to the left, having a radius of 546.00 feet and an arc length of 292.12 feet to a point of tangency,

17.	South 36°47’29” East, a distance of 158.93 feet to a point of curvature,

18.	Along a curve to the right, having a radius of 325.00 feet and an arc length of 136.58 feet to a point of tangency and

19.	South 12°42’47” East, a distance of 10.84 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 169,684 square feet or 3.895 acres of land more or less.

LEGAL DESCRIPTION OF GOLF COURSE MAINTENANCE BOUNDARY

All that certain parcel of land located in the Town of Thompson, Sullivan County, New York in Great Lot 1, Hardenburg Patent and designated as “Golf Course Maintenance Boundary” on a map entitled “Golf Course Maintenance Boundary Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated November 13, 2015” which is more particularly bounded and described as follows:

COMMENCING at the corner of lot numbers 51 and 52 of Great Lot 13, Hardenburg Patent where it intersects with the southerly line of Great Lot 1, Hardenburg Patent; said point being on the centerline of the existing Joyland Road, said point also being the common corner of now or formerly Sunshine (tax lot 15‑1‑20) on the northeast and now or formerly EPR Concord II, LP on the southeast (tax lot 23‑2‑1), southwest (tax lot 23‑1‑54.6), and northwest (tax lot 15‑1‑16) and continuing along the common boundary between now or formerly Sunshine (tax lot 15‑1‑20) on the east and now or formerly EPR Concord II, LP (tax lot 15‑1‑16) on the west, said boundary also being the centerline of existing Joyland Road to Chalet Road North 17°16’08” East, a distance of 51.08 feet to a point in the common proposed road line between Chalet Road on the north and Thompsonville Road on the south, and continuing along the northerly road line of Thompsonville Road the following ten (10) courses and distances;

1.	North 69°03’45” West, a distance of 573.71 feet to a point of curvature,

2.	Along a curve to the left having a radius of 829.00 feet, and an arc length of 208.96 feet to a point of tangency,

3.	North 83°30’17” West, a distance of 108.15 feet to a point of curvature,

4.	Along a curve to the left having a radius of 6029.00 feet, and an arc length of 265.99 feet to a point of tangency,

5.	North 86°01’57” West, a distance of 147.37 feet to a point of curvature,

6.	Along a curve to the left, having a radius of 3029.00 feet and an arc length of 267.59 feet to a point of tangency,

7.	South 88°54’21” West, a distance of 49.46 feet to a point of curvature,

8.	Along a curve to the right, having a radius of 5971.00 feet and an arc length of 319.99 feet to a point of tangency,

9.	North 88°01’25” West, a distance of 281.39 feet to a point of curvature and

10.	Along a curve to the left, having a radius of 6029.00 feet and an arc length of 80.00 feet to the POINT AND PLACE OF BEGINNING:

CONTINUING FROM SAID POINT OF BEGINNING along aforementioned northerly road line of Thompsonville Road the following five (5) courses and distances;

11.	Continuing along the aforementioned curve to the left, having a radius of 6029.00 feet, and an arc length of 160.36 feet to a point of tangency,

12.	South 89°41’32” West, a distance of 91.98 feet to a point of curvature,

13.	Along a curve to the left, having a radius of 529.00 feet and an arc length of 174.70 feet to a point of tangency,

14.	South 70°46’12” West, a distance of 84.29 feet to a point of curvature;

15.	Along a curve to the left, having a radius of 1029.00 feet and an arc length of 132.14 feet to a point on the curve from which the radial bears South 26°35’14” East;

THENCE along the projection of the aforementioned radial from the curve through now or formerly EPR Concord II, L.P. (tax lot 23‑1‑52.2) the following two (2) courses and distances;

16.	North 26°35’14” West, a distance of 104.30 feet and

17.
North 42°17’24” East, a distance of 305.83 feet to a point on the southerly boundary of the Golf Course as shown on a map entitled “Golf Course Boundary Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated November 13, 2015,”

CONTINUING through now or formerly EPR Concord II, L.P. (tax lot 23‑152.2) along aforementioned southerly line of the Golf Course Boundary the following five (5) courses and distances;

18.	South 87°15’16” East, a distance of 129.52 feet,

19.	North 71°57’26” East, a distance of 172.23 feet,

20.	South 80°27’32” East, a distance of 121.93 feet,

21.	South 46°39’33” East, a distance of 184.50 feet and

22.	South 36°08’12” West, a distance of 138.58 feet to the aforementioned northerly road line of Thompsonville Road to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 151,460 square feet or 3.477 acres of land more or less.

Exhibit B

IDA Leases

◦
Lease to Agency made by and between EPT Concord II LLC, as Landlord, and County of Sullivan Industrial Development Agency, as Tenant, dated as of October 21, 2013, as referenced in Memorandum of Lease to Agency dated as of October 21, 2013, recorded December 5, 2013 in Instr. No. 2013-9394.

◦
Leaseback to Company made by and between County of Sullivan Industrial Development Agency, as Landlord, and EPT Concord II LLC, as Tenant, dated as of October 21, 2013, as referenced in Memorandum of Leaseback to Company dated as of October 21, 2013, recorded December 5, 2013 in Instr. No. 2013-9395.

Exhibit C

Memorandum of Term Commencement

THIS MEMORANDUM OF TERM COMMENCEMENT (the “Memorandum”) is made as of the_____ day of ________________, 20__, by and between ADELAAR DEVELOPER, LLC, a Delaware limited liability company, with an office at c/o Entertainment Properties Trust, 909 Walnut Street, Suite 200, Kansas City, Missouri 64106 (“Landlord”) and EMPIRE RESORTS REAL ESTATE I, LLC, a New York limited liability company, with an office at c/o Empire Resorts, Inc., 204 Route 17B, Monticello, New York 12701 (“Tenant”).
AGREEMENT
1.    Pursuant to that certain Lease dated as of ________________, 20___ (the “Lease”), between Landlord and Tenant, Landlord leased to Tenant and Tenant leased from Landlord certain premises located on certain real property in the City of _______, ________, as more particularly described in the Lease (the “Premises”).
2.    The Lease is for an initial term of _____ years commencing on ________, 20____ and expiring on ___________________, 20_____ (the “Expiration Date”), unless earlier terminated in accordance with the Lease.
3.    All of the other terms and conditions of the Lease are more fully set forth in the Lease and are incorporated herein by this reference.
4.    This Memorandum shall inure to the benefit of and be binding upon Landlord and Tenant and their respective representatives, successors and assigns.
IN WITNESS WHEREOF, Landlord and Tenant have caused this Memorandum of Term Commencement to be duly executed as of the day and year first above written.

LANDLORD: ADELAAR DEVELOPER, LLC, a Delaware limited liability company By: Name: Title:	TENANT: EMPIRE RESORTS REAL ESTATE I, LLC, a New York limited liability company a ______________________ By: Name: Title:

Exhibit D

Legal Description of Master Development Site

PARCEL “I”

ALL that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel “I” and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at a point at the southwest corner of lands now or formerly of EPR Concord II, LP on the northerly line of County Route No. 109 also known as Kiamesha Lake Road;

THENCE North 15°59’50” East, a distance of 570.09 feet to an intersection of stonewalls on the division line between the Town of Fallsburg on the north and the Town of Thompson on the south and continuing along same South 69°17’00” East, a distance of 1074.74 feet;

THENCE South 02°28’00” West, a distance of 218.80 feet to the aforementioned northerly line of County Route No. 109 also known as Kiamesha Lake Road and continuing along same North 87°32’00” West, a distance of 388.63 feet;

THENCE North 03°12’00” East, a distance of 150.00 feet;

THENCE North 86°48’00” West, a distance of 300.00 feet;

THENCE South 03°12’00” West, a distance of 150.00 feet to the aforementioned northerly line of County Route No. 109 also known as Kiamesha Lake Road and continuing along same the following two (2) courses and distances;

1.	North 88°00’00” West, a distance of 315.50 feet and

2.	North 87°35’51” West, a distance of 149.97 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 385,641 square feet; or 8.853 acres of land more or less.

SAID parcel being known as Section 15 Block 1 Lot(s) 4 & 5 and part of 12.1 of the Town of Thompson Tax Maps.

PARCEL ‘II’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel ‘II’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of

Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at the northeasterly corner of the herein described parcel at a point on the northerly line of County Route No. 109 also known as Kiamesha Lake Road and continuing along same North 86°58’52” West, a distance of 261.00 feet;

THENCE North 25°21’14” East, a distance of 60.54 feet;

THENCE South 89°15’55” East, a distance of 25.02 feet;

THENCE South 79°46’52” East, a distance of 51.91 feet;

THENCE South 71°52’06” East, a distance of 55.54 feet;

THENCE South 68°31’20” East, a distance of 113.73 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 9,086 square feet; or 0.209 acres of land more or less.

SAID parcel being known as Section 15 Block 1 Lot 49 of the Town of Thompson Tax Maps.

PARCEL ‘III’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel `III’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at a mag nail set in the intersection of the southerly line of County Route No. 109 also known as Kiamesha Lake Road and the centerline of County Route 182 also known as Concord Road and continuing along the aforementioned southerly line of County Route No. 109 also known as Kiamesha Lake Road the following nine (9) courses and distances;

3.	South 87°35’17” East, a distance of 150.86 feet,

4.	South 88°28’17” East, a distance of 94.01 feet,

5.	South 87°52’17” East, a distance of 70.39 feet,

6.	South 86°57’17” East, a distance of 147.30 feet,

7.	South 86°32’17” East, a distance of 200.40 feet,

8.	South 86°51’17” East, a distance of 310.71 feet,

9.	South 87°19’17” East, a distance of 467.40 feet,

10.	South 86°52’59” East, a distance of 289.67 feet and

11.	South 77°47’08” East, a distance of 482.81 feet to the division line between the Town of Fallsburg on the north and the Town of Thompson on the south;

CONTINUING along same the following two (2) courses and distances;

12.	South 68°45’29” East, a distance of 959.75 feet and

13.	South 69°00’29” East, a distance of 1223.13 feet to an iron pin set in the approximate centerline of the West Branch of Sheldrake Stream;

CONTINUING along same the following twenty-nine (29) courses and distances;

14.	South 07°51’27” East, a distance of 30.42 feet,

15.	South 19°46’28” East, a distance of 354.20 feet,

16.	South 37°38’32” East, a distance of 180.68 feet,

17.	South 22°37’10” East, a distance of 96.91 feet,

18.	South 11°59’08” East, a distance of 366.93 feet,

19.	South 43°11’52” East, a distance of 95.64 feet,

20.	South 67°43’50” East, a distance of 102.99 feet,

21.	South 61°57’30” East, a distance of 72.30 feet,

22.	South 06°47’30” East, a distance of 86.33 feet,

23.	South 28°46’20” West, a distance of 67.03 feet,

24.	South 06°51’14” East, a distance of 28.12 feet,

25.	South 37°49’38” East, a distance of 118.30 feet,

26.	South 25°10’27” East, a distance of 89.74 feet,

27.	South 07°26’20” East, a distance of 120.14 feet,

28.	South 01°55’56” East, a distance of 423.06 feet,

29.	South 21°42’05” East, a distance of 166.05 feet,

30.	South 03°21’10” East, a distance of 71.11 feet,

31.	South 33°47’03” East, a distance of 160.33 feet,

32.	South 89°11’55” East, a distance of 80.45 feet,

33.	South 42°01’43” East, a distance of 134.90 feet,

34.	South 18°46’10” West, a distance of 14.55 feet,

35.	South 13°35’40” East, a distance of 75.29 feet,

36.	South 00°58’26” West, a distance of 234.27 feet,

37.	South 08°53’16” West, a distance of 119.20 feet,

38.	South 10°00’15” East, a distance of 241.24 feet,

39.	South 29°19’03” East, a distance of 323.51 feet,

40.	South 23°33’36” East, a distance of 286.99 feet,

41.	South 07°03’12” East, a distance of 111.94 feet and

42.	South 18°55’17” East, a distance of 83.94 feet;

THENCE South 58°40’39” East, a distance of 405.38 feet;

THENCE North 61°21’13” East, a distance of 233.12 feet;

THENCE North 62°05’14” East, a distance of 187.14 feet;

THENCE North 62°17’11” East, a distance of 452.54 feet to the westerly line of County Route 161 also known as Heiden Road and continuing along same South 37°52’19” East, a distance of 50.80 feet;

THENCE South 62°17’11” West, a distance of 461.21 feet;

THENCE South 62°05’04” West, a distance of 186.93 feet;

THENCE South 61°21’21” West, a distance of 255.70 feet to an iron pin set in the line of division 18 on the north & division 17 on the south of Great Lot 1 of the Hardenburg Patent;

CONTINUING along same the following two (2) courses and distances;

43.	North 69°23’31” West, a distance of 976.04 feet and

44.	North 68°34’41” West, a distance of 1289.25 feet to an iron pin set;

THENCE South 16°09’30” West, a distance of 3187.18 feet to a mag nail set in the centerline of Thompsonville Road;

CONTINUING along same the following two (2) courses and distances;

45.	South 85°20’09” West, a distance of 128.96 feet and

46.	North 84°52’46” West, a distance of 67.00 feet;

THENCE crossing Thompsonville Road, South 15°41’46” West, a distance of 28.03 feet to the Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south also being the southerly line of Thompsonville Road and continuing along same North 69°20’00” West, a distance of 550.03 feet;

THENCE South 15°32’37” West, a distance of 1016.98 feet;

THENCE South 70°51’44” East, a distance of 595.00 feet;

THENCE South 16°37’16” West, a distance of 635.00 feet;

THENCE South 67°34’24” East, a distance of 356.90 feet;

THENCE North 15°35’33” East, a distance of 850.00 feet;

THENCE North 65°39’27” West, a distance of 400.00 feet;

THENCE North 20°35’33” East, a distance of 410.00 feet;

THENCE South 66°54’27” East, a distance of 54.00 feet;

THENCE North 13°35’33” East, a distance of 383.91 feet to the southerly line of Thompsonville Road;

CONTINUING along same the following four (4) courses and distances;

47.	South 85°12’38” East, a distance of 37.41 feet,

48.	North 84°27’33” East, a distance of 241.27 feet,

49.	North 82°57’33” East, a distance of 200.00 feet and

50.	North 86°35’33” East, a distance of 194.71 feet;

THENCE South 16°35’33” West, a distance of 307.88 feet to the Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south, and continuing along same South 69°34’27” East, a distance of 653.27 feet to an iron pin set;

THENCE South 17°11’33” West, a distance of 2648.90 feet to an iron pin set;

THENCE North 67°54’27” West, through two (2) found iron pins, a distance of 1245.00 feet to an iron pin found;

THENCE South 15°35’33” West, a distance of 49.50 feet;

THENCE North 70°13’44” West, a distance of 313.98 feet;

THENCE North 69°09’44” West, a distance of 77.20 feet;

THENCE North 70°16’44” West, a distance of 734.96 feet to an axle found;

THENCE North 12°21’46” East, a distance of 405.31 feet to an iron pin set;

THENCE North 69°37’13” West, a distance of 462.31 feet to a mag nail set in the centerline of Joyland Road;

CONTINUING along same the following three (3) courses and distances;

51.	South 14°13’43” West, a distance of 236.13 feet,

52.	South 16°08’03” West, a distance of 387.79 feet and

53.	South 16°01’34” West, a distance of 481.21 feet to a mag nail set;

THENCE North 69°09’17” West, a distance of 660.73 feet to an iron pin found;

THENCE South 27°05’36” West, a distance of 751.68 feet an iron pin found;

THENCE South 70°46’12” East, a distance of 804.61 feet to a mag nail set in the aforementioned centerline of Joyland Road and continuing along same South 16°44’54” West, a distance of 271.95 feet a mag nail set;

THENCE North 70°48’02” West, a distance of 1621.89 feet to an iron pin set;

THENCE North 17°15’50” East, a distance of 272.71 feet to an iron pin set;

THENCE North 69°58’30” West, a distance of 332.95 feet to the westerly line of the Olmstead lot;

CONTINUING along same the following two (2) courses and distances;

54.	South 18°45’55” West, a distance of 338.72 feet and

55.	South 15°19’04” West, a distance of 829.77 feet, partially along a stonewall to the southwesterly corner of said Olmstead lot;

THENCE running along the southerly line of said Olmstead lot, South 72°32’56” East, a distance of 105.24 feet to an iron pin found in the westerly line of now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-65.2) and continuing along same North 14°20’43” East, a distance of 15.99 feet to an iron pin found in the northwest corner of now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-65.2);

THENCE running along the division line between now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-63) on the north and now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-65.2) on the south, South 70°30’27” East, a distance of 602.00 feet to an iron pin found;

THENCE through lands of now or formerly Shevas Achim Bungalow Inc. (tax lot 23‑1‑65.2), South 19°29’33” West, a distance of 166.45 feet to an iron pin found in the division line of now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-65.2) on the north and now or formerly EPR Concord II, LP (tax lot 23-1-65.1) on the south and continuing along same South 71°38’01” East, a distance of 663.00 feet to an iron pin found;

THENCE through lands of now or formerly EPR Concord II, LP (tax lot 23-165.1) and now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-65.3), South 19°29’33” West, a distance of 74.46 feet to an iron pin found in the division line of now or formerly Shevas Achim Bungalow Inc. (tax lot 23-1-65.3) on the north and now or formerly EPR Concord II, LP (tax lot 31-1-19.2) on the south and continuing along same and also along the line between lot numbers 40 and 46 of Great Lot 13, Hardenburg Patent, South 70°30’27” East, a distance of 282.09 feet to an iron pin found at the northwest corner of now or formerly Nachlai Emunah Bungalows, Inc. (tax lot 31-1-18);

THENCE running along the westerly line of said Nachlai Emunah Bungalows, Inc. (tax lot 31-1-18) and parallel to the center of the travelled way of Joyland Road, South 14°26’13” West, a distance of 531.11 feet to the southwesterly corner of said Nachlai Emunah Bungalows, Inc.;

THENCE running along the southerly line of said Nachlai Emunah Bungalows, Inc. (tax lot 31-1-18) the following three (3) courses and distances;

56.	South 62°40’47” East, a distance of 180.80 feet,

57.	South 25°08’13” West, a distance of 26.80 feet, parallel to and 9 feet easterly of the easterly edge of a concrete slab on which a pump house formerly existed on the herein described parcel and

58.
South 67°43’51” East, a distance of 138.77 feet, parallel to and 6 feet southerly of the southerly face of the main house on said lands of Nachlai Emunah Bungalows, Inc. to the westerly line of Joyland Road at a point 8.0± meters distant westerly and measured at right angles from Station J1+312.8± of the 1998 survey baseline of the Bloomburg-Monticello Part 2, State Highway No. 5457;

CONTINUING along same the following two (2) courses and distances;

59.	South 73°17’31” West, a distance of 17.81 feet to a point 12.500 meters westerly and measured at right angles from Station J1+310.000 of said 1998 survey baseline and

60.
South 18°53’32” West, a distance of 113.40 feet to a monument at the common corner of the northerly line of said State Highway No. 5457 (Route 17) and the westerly line of Joyland Road, 25.700 meters northerly and measured at right angles from Station 1+289.500 of said 1998 survey baseline;

THENCE running along the said northerly line of said State Highway No. 5457 (Route 17) (acquired by New York State without right of access to and from abutting property), the following nine (9) courses and distances;

61.	North 75°33’24” West, a distance of 229.13 feet to a point 67.300 meters northerly and measured at right angles from Station 10+760.300 of said 1998 survey baseline,

62.	South 84°35’43” West, a distance of 93.92 feet to a monument 53.000 meters northerly and measured at right angles from Station 10+735.500 of said 1998 survey baseline,

63.	North 62°31’32” West, a distance of 58.15 feet to a point 53.9± meters northerly and measured at right angles from Station 10+717.8± of said 1998 survey baseline,

64.	North 49°50’28” West, a distance of 169.63 feet to a monument 67.8± meters northerly and measured at right angles from Station 10+668.0± of said 1998 survey baseline,

65.	North 47°50’24” West, a distance of 616.51 feet to a point 43.100 meters northerly and measured at right angles from Station 10+445.000 of said 1998 survey baseline,

66.	North 41°10’03” West, a distance of 245.71 feet through a monument on line, to a monument 36.5± meters northerly and measured at right angles from Station 10+370.4± of said 1998 survey baseline,

67.	North 40°35’58” West, a distance of 50.31 feet to an iron pin found,

68.	North 40°45’59” West, a distance of 457.35 feet to an iron pin found in the centerline of a stonewall and continuing partially along said stonewall,

69.	North 16°28’12” East, a distance of 92.91 feet to an iron pin found in the line between lot numbers 40 and 46 of Great Lot 13, Hardenburg Patent;

CONTINUING along same and also along the northerly line of said State Highway No. 5457 (Route 17) (acquired by New York State without right of access to and from abutting property), the following five (5) courses and distances;

70.	North 70°30’27” West, a distance of 116.72 feet to an iron pin found,

71.	North 69°17’48” West, a distance of 42.30 feet,

72.	North 40°45’35” West, a distance of 754.68 feet to a monument found,

73.	North 36°30’48” West, a distance of 630.95 feet to a monument found and

74.
North 38°52’58” West, a distance of 496.67 feet to an iron pin set in the line between lot numbers 46 and 47 of Great Lot 13, Hardenburg Patent and continuing along same North 15°13’50” East, a distance of 783.41 feet to an iron pin found;

THENCE North 70°31’44” West, a distance of 1209.71 feet to the northerly line of State Highway No. 5457 (Route 17) (acquired by New York State without right of access to and from abutting property);

CONTINUING along same the following four (4) courses and distances;

75.	North 41°35’52” West, a distance of 414.77 feet per Map No. 193 R-1,

76.	North 45°42’43” West, a distance of 372.35 feet per Map No. 193 R-1,

77.	South 86°50’05” West, a distance of 124.64 feet and

78.	North 50°59’54” West, a distance of 479.89 feet to an iron pin found;

THENCE North 33°01’47” East, a distance of 114.87 feet;

THENCE North 36°16’31” East, a distance of 171.17 feet;

THENCE North 38°56’55” East, a distance of 77.89 feet;

THENCE South 67°02’55” East, a distance of 228.06 feet;

THENCE South 14°17’23” West, a distance of 119.41 feet;

THENCE North 81°01’23” East, a distance of 79.55 feet;

THENCE North 06°19’11” East, a distance of 80.05 feet;

THENCE South 67°58’37” East, a distance of 103.34 feet;

THENCE North 17°58’32” East, a distance of 107.66 feet;

THENCE North 20°44’07” East, a distance of 189.25 feet to the centerline of Thompsonville Road and continuing along same North 70°47’00” West, a distance of 382.31 feet;

THENCE North 18°08’37” East, a distance of 611.20 feet to an iron pin found in the centerline of Kiamesha Creek;

CONTINUING along same the following eight (8) courses and distances;

79.	North 52°42’00” West, a distance of 21.60 feet,

80.	North 82°49’00” West, a distance of 51.64 feet,

81.	South 56°38’00” West, a distance of 83.88 feet,

82.	South 61°46’00” West, a distance of 59.64 feet,

83.	North 79°29’00” West, a distance of 146.23 feet,

84.	North 87°37’00” West, a distance of 62.61 feet,

85.	North 83°35’00” West, a distance of 63.60 feet and

86.	South 69°03’00” West, a distance of 64.15 feet;

THENCE North 75°37’00” West, a distance of 518.08 feet;

THENCE North 82°16’00” West, a distance of 30.01 feet to an iron pin set in the centerline of
Rock Ridge Road and continuing along same North 12°11’00” East, a distance of 99.00 feet;

THENCE North 21°26’00” West, a distance of 229.50 feet;

THENCE North 14°28’00” West, a distance of 105.60 feet;

THENCE North 12°28’00” West, a distance of 184.80 feet;

THENCE North 10°28’00” East, a distance of 237.60 feet to an iron pin found;

THENCE South 70°32’00” East, a distance of 264.00 feet;

THENCE South 12°30’00” West, a distance of 151.27 feet to the aforementioned centerline of Rock Ridge Road;

CONTINUING along same the following sixteen (16) courses and distances;

87.	North 22°28’00” East, a distance of 75.40 feet,

88.	North 46°24’00” East, a distance of 27.04 feet,

89.	North 72°54’00” East, a distance of 43.14 feet,

90.	South 81°43’00” East, a distance of 67.14 feet,

91.	South 73°14’00” East, a distance of 289.34 feet,

92.	South 75°51’00” East, a distance of 68.05 feet,

93.	South 84°49’00” East, a distance of 50.34 feet,

94.	North 81°35’00” East, a distance of 60.00 feet,

95.	North 70°47’00” East, a distance of 79.33 feet,

96.	North 66°32’00” East, a distance of 182.90 feet,

97.	North 73°27’13” East, a distance of 174.23 feet,

98.	North 67°46’00” East, a distance of 83.24 feet,

99.	North 61°13’00” East, a distance of 53.40 feet,

100.	North 56°52’00” East, a distance of 215.00 feet,

101.	North 53°01’00” East, a distance of 59.26 feet and

102.	North 41°58’00” East, a distance of 20.18 feet to a mag nail set;

THENCE South 41°52’00” East, a distance of 119.70 feet;
THENCE South 03°05’00” East, a distance of 247.00 feet;

THENCE South 48°18’00” East, a distance of 290.40 feet;

THENCE South 33°18’00” East, a distance of 585.14 feet;

THENCE North 87°26’00” East, a distance of 580.80 feet;

THENCE South 47°48’00” East, a distance of 436.18 feet;

THENCE South 05°50’00” West, a distance of 206.87 feet to the centerline of Thompsonville Road and continuing along same North 57°40’00” East, a distance of 356.40 feet;

THENCE North 20°16’27” West, a distance of 66.71 feet;

THENCE North 34°25’01” East, a distance of 82.03 feet;

THENCE North 25°27’40” East, a distance of 373.40 feet;

THENCE North 37°35’04” East, a distance of 273.90 feet;

THENCE North 63°33’42” East, a distance of 50.58 feet;

THENCE North 04°06’40” West, a distance of 82.46 feet;

THENCE North 31°12’29” East, a distance of 251.84 feet;

THENCE North 58°17’54” East, a distance of 89.77 feet;

THENCE North 57°31’09” East, a distance of 130.29 feet;

THENCE North 09°02’43” East, a distance of 104.87 feet;

THENCE North 24°36’42” East, a distance of 156.34 feet to the Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south and continuing along same North 69°20’00” West, a distance of 128.15 feet;

THENCE South 41°39’10” West, a distance of 687.06 feet to an iron pin set;

THENCE North 72°01’55” West, a distance of 982.75 feet to an iron pin found;

THENCE North 76°39’59” East, a distance of 232.83 feet;

THENCE North 73°01’32” East, a distance of 176.88 feet;

THENCE North 41°17’23” East, a distance of 85.80 feet;

THENCE North 71°01’59” West, a distance of 402.27 feet to an iron pin found;

THENCE through now or formerly EPR Concord II, LP (tax lot 13-3-22) North 18°12’10” East, a distance of 379.86 feet to an iron pin found in the aforementioned Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south and continuing along same North 69°24’27” West, a distance of 530.94 feet to an iron pin found;

THENCE through now or formerly EPR Concord II, LP (tax lot 13-3-22) South 29°02’27” West, a distance of 401.07 feet to an iron pin found;

THENCE North 71°01’59” West, a distance of 312.21 feet to a mag nail set in the centerline of Rock Ridge Road;

CONTINUING along same the following four (4) courses and distances;

103.	North 28°37’25” East, a distance of 100.70 feet,

104.	North 26°34’44” East, a distance of 96.63 feet,

105.	North 24°04’40” East, a distance of 150.63 feet and

106.
North 17°53’01” East, a distance of 65.77 feet to a mag nail set in the aforementioned Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south and continuing along same South 68°21’00” East, a distance of 340.87 feet to an iron pin found;

THENCE North 17°31’14” East, a distance of 340.63 feet;

THENCE North 73°19’53” West, a distance of 338.06 feet to a mag nail set in the aforementioned centerline of Rock Ridge Road;

CONTINUING along same the following two (2) courses and distances;

107.	North 17°53’01” East, a distance of 355.39 feet and

108.	North 16°35’59” East, a distance of 436.20 feet;

THENCE South 74°29’17” East, a distance of 157.89 feet;

THENCE North 16°07’09” East, a distance of 150.00 feet;

THENCE North 74°29’14” West, a distance of 157.90 feet to the aforementioned centerline of Rock Ridge Road and continuing along same North 15°53’56” East, a distance of 136.87 feet;

THENCE South 70°39’43” East, a distance of 669.63 feet;

THENCE North 16°28’02” East, a distance of 304.22 feet;

THENCE North 16°26’39” East, a distance of 25.78 feet;

THENCE North 70°39’48” West, a distance of 538.92 feet;

THENCE North 21°01’35” East, a distance of 67.91 feet;

THENCE South 66°30’26” East, a distance of 98.31 feet;

THENCE North 19°07’10” East, a distance of 100.00 feet;

THENCE North 65°52’50” West, a distance of 222.29 feet to the aforementioned the centerline of Rock Ridge Road;

CONTINUING along same the following four (4) courses and distances;

109.	North 17°17’17” East, a distance of 100.33 feet,

110.	North 17°17’23” East, a distance of 18.64 feet,

111.	North 13°02’52” East, a distance of 201.98 feet and

112.	North 10°36’45” East, a distance of 178.79 feet to a RR spike set in the southerly line of County Route 182 also known as Concord Road;

CONTINUING along same the following seven (7) courses and distances;

113.	North 82°58’43” East, a distance of 120.00 feet,

114.	North 68°30’54” East, a distance of 165.61 feet,

115.	North 61°17’31” East, a distance of 89.00 feet,

116.	North 48°54’38” East, a distance of 197.54 feet,

117.	North 53°57’25” East, a distance of 216.00 feet,

118.	North 57°58’49” East, a distance of 370.79 feet and

119.	North 58°05’21” East, a distance of 483.00 feet;

THENCE North 23°40’50” West, a distance of 30.52 feet to the centerline of aforementioned County Route 182 also known as Concord Road;

CONTINUING along same the following seven (7) courses and distances;

120.	North 67°03’00” East, a distance of 444.34 feet,

121.	North 62°36’00” East, a distance of 547.50 feet,

122.	North 53°39’40” East, a distance of 78.54 feet,

123.	North 40°11’42” East, a distance of 604.35 feet,

124.	North 39°59’49” East, a distance of 230.03 feet to a point of curvature,

125.	Along the curve to the left having a radius of 410.28 feet and an arc length of 262.55 feet to a point of tangency and

126.	North 05°59’34” East, a distance of 438.84 feet to a mag nail set at the POINT AND PLACE OF BEGINNING.

CONTAINING an area before the exception of 70,865,067 square feet; or 1626.838 acres of land more or less.

EXCEPTING AND RESERVING all that certain parcel of land of now or formerly Sunshine located in the Town of Thompson, Sullivan County, New York and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at a point on the Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south at the intersection of the southerly line of Thompsonville Road and the centerline of Joyland Road and crossing Thompsonville Road north and along the centerline of Chalet Road the following four (4) courses and distances;

127.	North 17°16’08” East, a distance of 330.03 feet,

128.	North 16°40’34” East, a distance of 100.27 feet,

129.	North 12°33’45” East, a distance of 86.60 feet and

130.	North 05°33’03” East, a distance of 70.28 feet;

THENCE South 85°20’05” East, a distance of 247.96 feet;

THENCE South 15°59’14” West, a distance of 653.60 feet to the aforementioned Hardenburg Patent division line of Great Lot 1 on the north and Great Lot 13 on the south and the southerly line of Thompsonville Road and continuing along same North 69°20’00” West, a distance of 234.60 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 142,786 square feet; or 3.278 acres of land more or less.

SAID parcel being known as Section 15 Block 1 Lot 20 of the Town of Thompson Tax Maps.

CONTAINING an area after exception of 70,722,281 square feet; or 1623.560 acres of land more or less.

SAID parcel being known as Section 13 Block 3 Lot(s) 12, 17, 18, 19.1, 19.3, 20.1, 20.2, 20.3, 22, 25.1, 25.2, 25.3, 26.1, 26.2, part of 48 & 49 and Section 15 Block 1 Lot(s) 11.1, 11.2, part of 12.1, 12.3, 13, 14.1, 14.2, 14.3, 15, 16, 17, 18, 19, 22, 24, 25, 35.7, 50 & 51 and Section 23

Block 1 Lot (s) 11.3, 48.1, 48.2, 50.2, 51.2, 52.1, 52.2, 52.3, 52.4, 53.1, 53.2, 53.3, 53.4, 54.1, 54.2, 54.3, 54.4, 54.5, 54.6, 54.7, 54.8, 55, 61.2, part of 65.1, part of 65.2 & part of 65.3, and Section 23 Block 2 Lot(s) 1, 2, 3, 4, 6, 8 & 10 and Section 9 Block 1 Lot 35 and Section 31 Block 1 Lot (s) 17.1 & 19.2 of the Town of Thompson Tax Maps.

PARCEL ‘IV’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel ‘IV’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at the northwesterly corner of the herein described parcel at a point on the southerly line of County Route 182 also known as Concord Road and continuing along same South 85°04’00” East, a distance of 200.00 feet;

THENCE South 34°56’00” West, a distance of 199.73 feet;

THENCE North 85°08’00” West, a distance of 200.13 feet;

THENCE North 34°56’00” East, a distance of 200.00 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 34,618 square feet; or 0.795 acres of land more or less.

SAID parcel being known as Section 13 Block 3 Lot 45 of the Town of Thompson Tax Maps.

PARCEL ‘V’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel ‘V’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at the northeasterly corner of the herein described parcel at a point on the southerly line of County Route 182 also known as Concord Road;

THENCE South 34°56’00” West, a distance of 116.09 feet;

THENCE South 46°04’00” West, a distance of 260.04 feet;

THENCE South 48°10’00” West, a distance of 184.80 feet;

THENCE North 73°06’00” West, a distance of 377.70 feet;

THENCE North 03°57’00” East, a distance of 381.78 feet to the aforementioned southerly line of County Route 182 also known as Concord Road;

CONTINUING along same the following five (5) courses and distances;

131.	North 84°52’00” East, a distance of 162.27 feet,

132.	South 86°57’00” East, a distance of 89.02 feet,

133.	South 88°51’00” East, a distance of 279.54 feet,

134.	South 81°36’00” East, a distance of 64.72 feet and

135.	South 56°51’00” East, a distance of 158.26 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 270,464 square feet; or 6.209 acres of land more or less.

SAID parcel being known as Section 13 Block 3 Lot(s) 5 and 7 of the Town of Thompson Tax Maps.

PARCEL ‘VI’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel ‘VI’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at a point at the intersection of the westerly line of County Route 42 and the northerly line of Lanahans Road and continuing along said Lanahans Road South 89°18’49” West, a distance of 86.34 feet;

THENCE North 00°08’49” East, a distance of 200.00 feet;

THENCE North 89°51’11” West, a distance of 225.42 feet;

THENCE North 16°16’49” East, a distance of 664.72 feet;

THENCE North 48°30’11” West, a distance of 52.14 feet;

THENCE North 36°30’11” West, a distance of 25.08 feet;

THENCE North 24°00’11” West, a distance of 36.96 feet;

THENCE North 37°30’11” West, a distance of 29.70 feet;

THENCE North 11°59’11” West, a distance of 39.60 feet;

THENCE North 27°29’11” West, a distance of 48.18 feet;

THENCE North 37°29’11” West, a distance of 38.94 feet;

THENCE North 38°29’11” West, a distance of 47.52 feet;

THENCE North 20°59’11” West, a distance of 54.78 feet;

THENCE North 09°29’11” West, a distance of 79.20 feet;

THENCE North 01°02’11” West, a distance of 66.00 feet;

THENCE South 58°59’11” East, a distance of 284.46 feet;

THENCE South 14°46’11” East, a distance of 83.08 feet;

THENCE North 63°59’49” East, a distance of 271.11 feet to the aforementioned westerly line of County Route 42;

CONTINUING along same the following eight (8) courses and distances;

136.	South 18°19’11” East, a distance of 40.96 feet,

137.	South 63°59’49” West, a distance of 18.62 feet,

138.	South 12°39’11” East, a distance of 292.92 feet,

139.	South 16°09’49” West, a distance of 97.90 feet,

140.	South 12°03’49” West, a distance of 90.86 feet,

141.	South 13°27’49” West, a distance of 107.88 feet,

142.	South 09°44’49” West, a distance of 431.00 feet and

143.	South 33°58’49” West, a distance of 170.03 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 420,400 square feet; or 9.651 acres of land more or less.

SAID parcel being known as Section 13 Block 1 Lot(s) 28 & 53 of the Town of Thompson Tax Maps.

PARCEL ‘VII’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel ‘VII’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at the intersection of the easterly line of County Route 42 and the southerly line of County Route 182 also known as Concord Road and continuing along said Concord Road the following three (3) courses and distances;

144.	North 79°36’15” East, a distance of 308.82 feet,

145.	North 85°45’15” East, a distance of 322.14 feet and

146.	North 85°17’15” East, a distance of 364.37 feet;

THENCE South 14°04’15” West, a distance of 316.28 feet;

THENCE South 18°01’15” West, a distance of 513.13 feet;

THENCE North 60°29’45” West, a distance of 319.98 feet;

THENCE South 86°27’03” West, a distance of 235.46 feet;

THENCE South 28°40’03” West, a distance of 23.97 feet;

THENCE North 60°29’45” West, a distance of 526.32 feet to the aforementioned easterly line of County Route 42;

CONTINUING along same the following two (2) courses and distances;

147.	North 41°48’15” East, a distance of 97.37 feet and

148.	North 35°35’15” East, a distance of 284.65 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 601,003 square feet; or 13.797 acres of land more or less.

SAID parcel being known as Section 13 Block 3 Lot(s) 2.1 & 2.2 of the Town of Thompson Tax Maps.

PARCEL ‘VIII’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York designated as Parcel ‘VIII’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at the southeasterly corner of the herein described parcel at the intersection of the division line between the Town of Fallsburg on the east and the Town of Thompson on the west and the northerly line of County Route 42 and continuing along said northerly line of County Route 42 the following six (6) courses and distances;

149.	South 64°34’59” West, a distance of 233.00 feet,

150.	South 69°49’59” West, a distance of 352.00 feet,

151.	South 72°19’59” West, a distance of 368.00 feet,

152.	South 69°59’59” West, a distance of 450.00 feet,

153.	South 73°44’59” West, a distance of 262.00 feet and

154.	South 68°29’59” West, a distance of 343.07 feet;

THENCE North 07°40’01” West, a distance of 601.35 feet;

THENCE South 73°33’01” East, a distance of 502.00 feet;

THENCE North 69°41’59” East, a distance of 333.26 feet;

THENCE North 18°12’59” East, a distance of 185.00 feet;

THENCE North 69°58’59” East, a distance of 94.17 feet;

THENCE North 72°19’59” East, a distance of 352.00 feet;

THENCE North 69°49’59” East, a distance of 342.00 feet;

THENCE North 63°42’59” East, a distance of 531.56 feet to the aforementioned division line between the Town of Fallsburg on the east and the Town of Thompson on the west and continuing along same South 11°04’59” West, a distance of 562.00 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 876,964 square feet; or 20.132 acres of land more or less.

SAID parcel being known as Section 9 Block 1 Lot 18.1 of the Town of Thompson Tax Maps.

PARCEL ‘X’

ALSO all that certain parcel of land located in the Town of Thompson, Sullivan County, New York in Lot 39 of Great Lot 13, Hardenburg Patent and designated as Parcel ‘X’ and shown on a map entitled “Map of Lands Owned by EPT Concord II, LLC & EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated May 20, 2014, and last revised September 15, 2014” which is more particularly bounded and described as follows:

BEGINNING at a point 2.7± meters distant easterly and measured at right angles from Station J1+294.3± of the 1998 survey baseline of the Bloomburg-Monticello Part 2, State Highway No. 5457 (on the easterly line of Joyland Road);

THENCE South 74°39’39” East, a distance of 440.50 feet;

THENCE North 15°20’21” East, a distance of 129.27 feet to the southerly line of Lorraine Drive and continuing along same South 66°44’39” East, a distance of 293.49 feet to the westerly line of Towner Road;

CONTINUING along same the following three (3) courses and distances;

155.	South 20°01’21” West, a distance of 301.74 feet,

156.	South 85°16’21” West, a distance of 140.96 feet and

157.
South 19°56’21” West, a distance of 163.24 feet to the northerly line of said State Highway No. 5457 (Route 17), 155.5± meters northerly and measured at right angles from Station 10+973.4± of said 1998 survey baseline;

CONTINUING along the northerly line of said State Highway No. 5457 (Route 17) (acquired by New York State without right of access to and from abutting property), the following four (4) courses and distances;

158.	North 71°10’47” West, a distance of 8.45 feet to a point 154.000 meters northerly and measured at right angles from Station 10+972.000 of said 1998 survey baseline,

159.	North 61°40’46” West, a distance of 177.83 feet to a point 121.000 meters northerly and measured at right angles from Station 10+929.000 of said 1998 survey baseline,

160.	North 51°49’08” West, a distance of 160.77 feet to a point 2.000 meters westerly and measured at right angles from Station J1+174.500 of said 1998 survey baseline and

161.
North 38°24’16” West, a distance of 283.76 feet to a monument found at the common corner of the northerly line of said State Highway No. 5457 (Route 17) and the easterly line of said Joyland Road, 25.300 meters westerly and measured at right angles from Station J1+259.000 of said 1998 survey baseline and continuing along the easterly line of said Joyland Road, North 14°27’11” East, a distance of 152.30 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 248,530 square feet or 5.705 acres of land more or less.

EXCEPTING AND RESERVING all that certain parcel of land inside Parcel `X’, located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, a temporary easement for highway purposes, more particularly bounded and described as follows;

BEGINNING at a point 155.5± meters northerly and measured at right angles from Station 10+973.4± of said 1998 survey baseline of the Bloomburg-Monticello Part 2, State Highway No. 5457 (Route 17) (on the northerly line of said State Highway);

THENCE running along the northerly line of said State Highway No. 5457 (Route 17) (acquired by New York State without right of access to and from abutting property), the following three (3) courses and distances;

162.	North 71°10’47” West, a distance of 8.45 feet to a point 154.000 meters northerly and measured at right angles from Station 10+972.000 of said 1998 survey baseline,

163.	North 61°40’46” West, a distance of 177.83 feet to a point 121.000 meters northerly and measured at right angles from Station 10+929.000 of said 1998 survey baseline and

164.	North 51°49’08” West, a distance of 127.03 to a point 103.036 meters northerly and measured at right angles from Station 10+894.701 of said 1998 survey baseline;

THENCE North 38°40’16” East, a distance of 62.55 feet to a point 120.000 meters northerly and measured at right angles from Station 10+886.000 of said 1998 survey baseline;

THENCE South 49°22’35” East, a distance of 30.82 feet to a point 124.000 meters northerly and measured at right angles from Station 10+894.500 of said 1998 survey baseline;

THENCE South 34°38’06” East, a distance of 108.43 feet to a point 130.000 meters northerly and measured at right angles from Station 10+927.000 of said 1998 survey baseline;

THENCE South 61°37’40” East, a distance of 169.58 feet to the westerly line of said Towner Road at a point 161.1± meters northerly and measured at right angles from Station 10+967.6± of said 1998 survey baseline and continuing along same South 19°56’21” West, a distance of 26.15 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 11,352 square feet or 0.261 acres of land more or less.

SAID parcel being known as Section 23 Block 2 Lot(s) 31, 32, 33 & 34 of the Town of Thompson Tax Maps.

Exhibit E

Memorandum of Lease

MEMORANDUM OF
SUBLEASE
between
ADELAAR DEVELOPER, LLC as landlord
and
EMPIRE RESORTS REAL ESTATE I, LLC, as tenant
As of December [ ], 2015

FOR THE SUBLEASE OF

GOLF COURSE PARCEL

AT ADELAAR

RECORD AND RETURN TO
Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza

New York, NY 10006
Attention: Steven L. Wilner, Esq.

MEMORAN∆UM OΦ ΛEAΣE
THIS MEMORANDUM OF SUBLEASE (this “Memorandum”), dated as of December [ ], 2015, is made between ADELAAR DEVELOPER, LLC, a Delaware limited liability company (“Landlord”), having an address at c/o EPR Properties, 909 Walnut Street, Suite 200
Kansas City, Missouri 64106 and EMPIRE RESORTS REAL ESTATE I, LLC (“Tenant”), a New York limited liability company, having an address at c/o Empire Resorts, Inc., 204 Route 17B, Monticello, New York 12701.
ΩITNEΣΣETH;
WHEREAS, Landlord and Tenant have executed that certain Sublease, dated December [ ], 2015 (the “Lease”).
WHEREAS, Landlord and Tenant desire to provide record evidence of the Lease.
NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as set forth in this Memorandum.

1.	The real property demised pursuant to the Lease is described on Exhibit A (the “Leased Premises”).

2.	The term of the Lease commenced on December [ ], 2015 and shall expire on December [ ], 2085, unless such term shall sooner terminate in accordance with the terms of the Lease.

3.	The name and address of Landlord are as follows:
ADELAAR DEVELOPER, LLC
c/o EPR Properties
909 Walnut Street, Suite 200
Kansas City, Missouri 64106

4.	The name and address of Tenant are as follows:
EMPIRE RESORTS REAL ESTATE I, LLC
c/o Empire Resorts, Inc.
204 Route 17B
Monticello, New York 12701

This Memorandum is subject to all of the terms, conditions and provisions of the Lease, provided that if the terms, conditions and provisions of the Lease conflict with this Memorandum, the terms, conditions, and provisions of the Lease shall control. This Memorandum is intended to be only a memorandum of the Lease, and reference to the Lease is hereby made for all of the terms, conditions and covenants of the parties. This instrument shall not be construed to modify, change, vary or interpret the Lease or any of the terms, conditions or covenants thereof.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Memorandum of Lease as of the date hereinabove set forth.

LANDLORD
ADELAAR DEVELOPER, LLC
By:
Name:
Title:
TENANT
EMPIRE RESORTS REAL ESTATE I, LLC
By:
Name:
Title:

(ACKNOWLEDGEMENTS ATTACHED)

ACKNOWLEDGEMENTS
STATE OF ______________________    )
    ) ss.
COUNTY OF ____________________    )

On the _____ day of _______________, 2015, before me, the undersigned, personally appeared ________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity (ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual (s) made such appearance before the undersigned in the City of __________________, in the State of ______________.

__________________________
Notary Public
My Commission Expires:

STATE OF ______________________    )
    ) ss.
COUNTY OF ____________________    )

On the _____ day of _______________, 2015, before me, the undersigned, personally appeared ________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity (ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual (s) made such appearance before the undersigned in the City of __________________, in the State of ______________.

__________________________
Notary Public
My Commission Expires:

EXHIBIT A
DESCRIPTION OF PREMISES

Exhibit F

Boundary Line Change

[See attached.]

BOUNDARY
LINE PENDING
CHALET
ROAD
15-1-14.2
N/F
EPR Concord II, LP
9-1-35
N/F
EPR Concord II, LP
13-3-19.1
N/F
EPR Concord II, LP
15-1-50
N/F
EPR Concord II, LP
Division 25
Division 17
Division 26
Division 25
Division 18
Division 17
MATCH TO SHEET 3 OF 4
R=405.00'
L=60.58'
L=233.91'
R=595.00'
1408.51'
1031.26'
210.80'
305.40'
474.59'
459.52'
S54°32'37"E
VICINITY MAP 1" = 5000'

Certified, as noted and limited below, only to:
– EPR CONCORD II, L.P.

The surveyor's seal, signature and any certification appearing hereon signify that, to the best of his knowledge and belief, this survey was prepared in accordance with the minimum standards for land surveys as set forth in the Code of Practice adopted by the New York State Association of Professional Land Surveyors, Inc.

Unauthorized alteration or addition to a survey map bearing a licensed land surveyor's seal is a violation of Section 7209, Sub-Division 2 of the New York State Education Law.

Certifications shall run only to the person for whom this survey was prepared, and on his behalf, to the title company, lending institution and governmental agency listed hereon; said certifications are not intended to run to additional title companies, lending institutions, subsequent owners or future contract vendees.

The horizontal orientation of this map is based on the local deed system.

Only copies of this survey map marked with both this surveyor's original seal and signature shall be considered as valid true copies.

Underground improvements, structures, utilities or encroacements, and any easements related thereto, are not shown hereon unless otherwise noted and are not guaranteed or certified as complete or accurate. Consult with the appropriate utility company or agency prior to designing improvements, commencing demolition, or construction.

This survey was prepared without the benefit of an Abstract of Title and is subject to any state of facts that an accurate examination may reveal.

The property shown hereon may be subject to restrictions, covenants and/or easements, written or implied.

If the premises shown hereon consists of two or more parcels, the parcels are contiguous and when taken together form one parcel without any gaps or gores.

AREA OF PARCEL	
9,120,644 SF.	209.381 Ac.

SHEET 4 OF 4

GOLF COURSE BOUNDARY MAP

PREPARED FOR

EPR CONCORD II, L.P.

SCALE: 1" = 100'
Date: NOVEMBER 13, 2015

D:\Land Projects R2004\01-189 Cappelli Concord\dwg\Golf Course Boundary Map.dwg (v.2004)

CONTRACTORS' LINE & GRADE SOUTH, LLC
23 Nepperhan Avenue
Elmsford, New York 10523
Phone: (914) 347-3141 Fax: (914) 347-3120
Office@lineandgrade.net

Copyright (c) 2015 CONTRACTORS' LINE & GRADE SOUTH, LLC All Rights Reserved.

STATE OF NEW YORK · STEVEN J. WILLARD · LICENSED LAND SURVEYOR